File Nos. 333-29511/811-08261


  As filed with the Securities and Exchange Commission on November 12, 1997

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                       Pre-Effective Amendment No. 2 [ X ]
                        Post-Effective Amendment No. [ ]
                                       and
       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 2 [ X ]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                            Linda L. Lilledahl, Esq.
             Assistant Vice President and Associate General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement.
                  --------------------------------------------

           The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the
     Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
                         Section 8(a), shall determine.

                              Cross Reference Sheet

            Pursuant to Rule 481(a) under the Securities Act of 1933

              Showing Location of Information Required by Form N-1A
                 in Part A (Prospectus) and Part B (Statement of
              Additional Information) of the Registration Statement
   -------------------------------------------------------------------------

                                                                                 Caption(s) in the Statement
          Item of Form N-1A               Caption(s) in the Prospectus            of Additional Information

                  Part A: Information Required in a Prospectus

 1.       Cover Page                  Cover page

 2.       Synopsis                    N/A

 3.       Condensed Financial         N/A
          Information


 4.       General Description         Introduction; More About the          General Information
                                      MEMBERS Mutual Funds

 5.       Management's Discussion     The Fund Pages; More About the
          of the Fund Performance     MEMBERS Mutual Funds -- Portfolio
                                      Management


 5A.      Management's Discussion     N/A
          of Fund Performance

 6.       Capital Stock and Other     Your Account                          Description of the Trust's Shares
          Securities

 7.       Purchase of Securities      Your Account                          More About Purchasing and Selling
          Being Offered                                                     Shares; How Securities are Offered

 8.       Redemption or Repurchase    Your Account                          More About Purchasing and Selling
                                                                            Shares; How Securities are Offered

 9.       Pending Legal Proceedings   None

                      Part B:  Information Required in a Statement of Additional Information

 10.      Cover Page                                                        Cover Page

 11.      Table of Contents                                                 Table of Contents

 12.      General Information and                                           General Information
          History

 13.      Investment Objectives and                                         Investment Practices; Investment
          Policies                                                          Limitations

 14.      Management of the Fund                                            Management of the Trust; Portfolio
                                                                            Management

 15.      Control Persons and                                               Management of the Trust --
          Principal Holders of                                              Substantial Shareholders
          Securities

 16.      Investment Advisory and                                           Management of the Trust --
          Other Services                                                    Portfolio Management

 17.      Brokerage Allocation and                                          Brokerage
          Other Practices

 18.      Capital Stock and Other                                           Description of the Trust's Shares
          Securities

 19.      Purchase, Redemption and                                          More About Purchasing and Selling
          Pricing of Securities                                             Shares; How Securities are Offered;
          Being Offered                                                     Net Asset Value of Shares

 20.      Tax Status                                                        Dividends, Distributions and Taxes

 21.      Underwriters                                                      Distribution (12b-1) Plan and
                                                                            Agreement; How Securities are
                                                                            Offered

 22.      Calculation of                                                    Calculation of Yields and Total
          Performance Data                                                  Returns

 23.      Financial Statements                                              Financial Statements


                              MEMBERS Mutual Funds


                               CASH RESERVES FUND
                                    BOND FUND
                                  BALANCED FUND
                                HIGH INCOME FUND
                             GROWTH AND INCOME FUND
                            CAPITAL APPRECIATION FUND
                            INTERNATIONAL STOCK FUND

                                   PROSPECTUS

                                            , 1997


This prospectus provides essential information about these funds. For your own benefit and protection, please read it before you invest, and keep it for future reference.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

An investment in the Cash Reserves Fund is neither insured nor guaranteed by the U.S. Government. Although the Cash Reserves Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so.


More detailed information on each of the funds described in this prospectus is contained in the statement of additional information ("SAI"). A current SAI has been filed with the Securities and Exchange Commission ("Commission") and is incorporated into this prospectus by reference, making it legally a part of this document. The SAI is available either from us or on the Commission's web site on the Internet (http://www.sec.gov). To request it or any other information from us, please write us at P.O. Box 5175, Westborough, MA 01581 or call 1-800-877-6089.


Shares in these funds have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705

TABLE OF CONTENTS

INTRODUCTION

A summary of the various expenses that you will bear, either directly or indirectly, by investing in the MEMBERS Mutual Funds.

EXPENSES

The fund pages describe each portfolio (or "fund") of the MEMBERS Mutual Funds.


THE FUND PAGES
         Cash Reserves Fund
         Bond Fund
         Balanced Fund
         High Income Fund
         Growth and Income Fund
         Capital Appreciation Fund
         International Stock Fund


Strategies used by more than one of the funds.

INVESTMENT STRATEGIES COMMON TO MULTIPLE FUNDS

Any investment entails risk. Please read this section carefully.

RISKS

         Types of Investment Risk
         Higher-Risk Securities and Practices


This section explains how to open, maintain, or close an account with the MEMBERS Mutual Funds.

YOUR ACCOUNT

         Choosing a Share Class
         How Sales Charges Are Calculated
         Other Expenses
         Sales  Charge  Reductions  and  Waivers
         Shareholders  With  Brokerage Accounts
         Opening an Account
         Buying Shares
         Selling Shares
         Selling Shares in  Writing
         Transaction   Policies
         Dividends  and  Account  Policies
         Additional Investor Services


This section will give you some additional information about the MEMBERS Mutual Funds.

MORE ABOUT THE MEMBERS MUTUAL FUNDS

         Organization
         Portfolio Management
         Use of Certain Brokers
         Compensation of Brokers and their Representatives

INTRODUCTION


Welcome to the MEMBERS Mutual Funds, a group of open-end investment companies, typically called mutual funds. Each fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. This prospectus describes each fund in significant detail -- please read it and retain it for future reference.

The risk/return curve below demonstrates that for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.


[GRAPHIC: funds and other types of investments placed on a curve; x-axis labelled "Long Term Potential for Gains"; y-axis labelled "Short Term Risk (Volatility of Returns)." A footnote indicates that "`Junk' bonds, including those of the type in which the High Income Fund will invest, are relatively new types of investments. Over time, these investments may prove to have higher short term risk than is indicated above."]


This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.

EXPENSES

Fund investors pay various expenses, either directly or indirectly. Since the funds are new, and have no operating history, we have estimated the expenses each fund will incur in the coming year. These estimates are shown in the following table. Actual expenses may be greater or less than those shown.

Shareholder Transaction Expenses

                                                      CLASS A SHARES                                             CLASS B SHARES

                              Cash           Bond      Balanced    High      Growth and    Capital       Int'l          All
                              Reserves                            Income      Income      Appreciation   Stock         Funds
 Maximum sales charge on       5.3%        4.3%        5.3%        4.3%        5.3%        5.3%          5.3%           None
        purchases

 Maximum sales charge on       None        None        None        None        None        None          None           None
        dividends

 Maximum deferred sales      None(1)      None(1)     None(1)    None(1)      None(1)     None(1)      None(1)          4.5%
          charge

      Redemption fee           None        None        None        None        None        None          None           None

       Exchange fee            None        None        None        None        None        None          None           None

    Annual account fee         None        None        None        None        None        None          None           None

Annual Fund Operating Expenses (as a percentage of average net assets)

                                                                                                Growth and     Capital
                             Class or        Cash         Bond        Balanced    High Income     Income        Appre-   Int'l Stock
                              Classes      Reserves                                                            ciation
--------------------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------
      Management fee            A&B          .40%         .50%          .65%         .55%          .55%         .75%         1.05%
--------------------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------
       12b-1 fee(2)              A           None         None          None         None          None         None          None
                            ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------
                                 B           .75%         .75%          .75%         .75%          .75%         .75%          .75%
--------------------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------
       Service fee              A&B          None         .25%          .25%         .25%          .25%         .25%          .25%
--------------------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------
    Other expenses(3)           A&B          .15%         .15%          .20%         .20%          .20%         .20%          .30%
--------------------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------
   Total fund operating          A           .55%         .90%         1.10%         1.00%        1.00%         1.20%        1.60%
                            ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------
         expenses                B          1.30%         1.65%        1.85%         1.75%        1.75%         1.95%        2.35%
--------------------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ ----------

(1) Except for investments of $1,000,000 or more. (See "How Sales Charges Are Calculated.")


(2) Because of the 12b-1 fee, long-term Class B shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(3) The funds' investment adviser, CIMCO Inc. (CIMCO), has placed a "cap" on the funds' expenses by voluntarily agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount (excluding taxes, interest, and other extraordinary items). Any reimbursements made by CIMCO to a fund are subject to repayment by the fund within the subsequent 18 months, to the extent that the fund is able to make the repayment while remaining within its expense cap. The amounts shown represent the maximum amounts that you could bear while this expense cap arrangement is in place. Although CIMCO intends to continue to reimburse the funds in this way for the foreseeable future, there is no guarantee that it will do so. Absent the expense cap, the funds' estimated expenses in the coming year, for Class A and Class B shares respectively, are 4.07% and 4.82% for the Cash Reserves Fund, 4.42% and 5.17% for the Bond Fund, 3.35% and 4.10% for the Balanced Fund, 2.55% and 3.30% for the High Income Fund, 2.28% and 3.03% for the Growth and Income Fund, 2.85% and 3.60% for the Capital Appreciation Fund, and 2.40% and 3.15% for the International Stock Fund.


Examples


The tables below show what expenses you would pay if you invested $1,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%.


Assuming that you redeemed your entire investment at the end of each period:

                                    Class A                  Class B
                            Year 1       Year 3        Year 1       Year 3

Cash Reserves                   58           70            58           76
Bond                            52           70            61           87
Balanced                        64           86            64           93
High Income                     53           73            63           90
Growth and Income               63           83            63           90
Capital Appreciation            65           89            65           96
International Stock             68          101            69          108

Assuming that you did not redeem:

                                     Class A                    Class B
                            Year 1       Year 3        Year 1      Year 3
Cash Reserves                   58           70            13          41
Bond                            52           70            17          52
Balanced                        64           86            19          58
High Income                     53           73            18          55
Growth and Income               63           83            18          55
Capital Appreciation            65           89            20          61
International Stock             68          101            24          73

These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

THE FUND PAGES

The following pages present information about each fund in a concise, easy to read format. The format is explained below. Of course, these fund pages do not contain all of the relevant information about the funds and should be read in the context of the entire prospectus.


[GRAPHIC: minaturized Growth and Income Fund page with arrows pointing at the appropriate headings]


The fund's NAME appears at the top of each page.

You may want to invest more or less of your total investment assets in a particular fund based upon your individual goals, preferences, and risk tolerances. We highlight some of the reasons why you may want to consider investing in a particular fund in the INVESTOR PROFILE section of the fund page.

Each fund has a distinct INVESTMENT OBJECTIVE or goal. These objectives are "fundamental," meaning that they cannot be changed without shareholder approval.


Each fund page contains a short section describing the PRINCIPAL RISKS of an investment in that fund. These risks, and the risks associated with other higher-risk investments and investment practices that the funds may utilize, are described in more detail later in this prospectus in a section entitled "Risks." Every investment carries with it some degree of risk, and it is possible to lose money by investing in any mutual fund. Before you invest, please carefully read the fund page risk summary and the section later in the prospectus on "Risks."

Some funds are managed by a team of managers and some funds by one or more subadvisers. The PORTFOLIO MANAGEMENT section of the fund page will provide information about who makes the day-to-day investment decisions for the fund. More information about our portfolio management styles and the individual managers and subadvisers is contained later in this prospectus under the caption "Portfolio Management."

The PRIMARY INVESTMENT STRATEGIES section of the fund page describes the type or types of securities and investments in which the fund principally invests and the main strategies used in attempting to achieve the fund's investment objective. You should use this section in conjunction with the table and chart on pages 19-24 that describe the funds' higher-risk investment practices. When we describe a fund's investment policies, "assets" refers to the fund's total assets unless stated otherwise.

Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. You may obtain a copy of any of these reports at 1-800-877-6089.ing

Cash Reserves Fund
Investor Profile
Who should consider investing in this fund?


You may want to invest more of your assets in this fund if you:

[bullet]         require stability of principal

[bullet] are seeking a mutual fund for the cash portion of an asset allocation program

[bullet]         need to "park" your money temporarily

[bullet]         consider yourself a saver rather than an investor

                                       or

[bullet]         are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

[bullet]         want federal deposit insurance

[bullet]         are seeking an investment that is likely to outpace inflation

[bullet] are investing for retirement or other goals that are many years in the future

                                       or

[bullet]         are investing for growth or maximum current income

Investment Objective
What is this fund's goal?

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.

Principal Risks
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Also, there is a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.


To the extent that it invests in certain securities, the fund may be affected by additional risks relating to repurchase agreements (credit risk), short-term trading (market risk, as well as potentially higher transaction costs), when-issued securities (market, opportunity, and leverage risks), and foreign money market securities (information, natural event and political risks). However, these risks are lessened by the high quality of the securities in which the fund invests.

These risks, and the risks associated with other higher-risk securities and practices that the fund may utilize, are described in more detail later in this prospectus. This fund is not a credit union or other financial institution account and is not insured or guaranteed by any financial institution or government body. Before you invest, please carefully read the section on "Risks."


Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers. More information about each portfolio manager is provided later in this prospectus.

Primary Investment Strategies
How does this fund pursue its objective?


This fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:


[bullet] Lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

[bullet] Invest up to 10% of its assets in illiquid securities, although it will not generally invest in such securities;

[bullet] Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

[bullet] To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

                                    Bond Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

[bullet]         are seeking a regular stream of income

[bullet] are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

[bullet]         want to diversify your investments

[bullet] are seeking a mutual fund for the income portion of an asset allocation program

                                       or

[bullet]         are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

[bullet]         are investing for maximum return over a long time horizon

                                       or

[bullet]         require absolute stability of your principal

Investment Objective
What is this fund's goal?

The fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Principal Risks
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. In addition, the fund is subject to credit risk, the risk that issuers of debt securities may not be able to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks.


These risks, and the risks associated with other higher-risk securities and practices that the fund may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the section on "Risks."


Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers. More information about each portfolio manager is provided later in this prospectus.

Primary Investment Strategies
How does this fund pursue its objective?

To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The Fund may invest in the following instruments:

[bullet] Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

[bullet]         U.S.   Government  debt   securities:   securities   issued  or
                 guaranteed   by  the  U.S.   Government   or  its  agencies  or
                 instrumentalities;

[bullet] Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

[bullet] Other issuer debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

A detailed description of the rating categories is contained in the SAI. To the extent permitted by law and available in the market, the fund may also invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions.

                      Investment Adviser Performance Record


In the future, the prospectus will show how the MEMBERS Bond Fund has performed, but because the fund was new when this prospectus was printed, its performance could not be presented. However, performance data is set forth below relating to the historic performance of the similarly managed Bond Fund of the Ultra Series Fund (the "USF Bond Fund") for the periods indicated. The USF Bond Fund is a variable insurance products fund that has investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Bond Fund and has been managed by members of CIMCO's portfolio management team who will be managing the MEMBERS Bond Fund.


                   Performance of the Ultra Series Fund's Bond Fund

Average Annual Total Return    One Year      Five Years        Ten Years
(as of December 31, 1996)        2.58%          6.10%            7.51%

[GRAPHIC: bar chart showing average annual total returns from 1987 through 1996 for the Ultra Series Fund's Bond Fund and the Lehman Brothers Intermediate Corporate and Government Bond Index]

[GRAPHIC: line chart showing the ten year cumulative total return of a hypothetical $10,000 investment made on January 1, 1987 for the Ultra Series Fund's Bond Fund and the Lehman Brothers Intermediate Corporate and Government Bond Index]

The data is provided to illustrate the past performance of CIMCO's investment team in managing a substantially similar investment portfolio and does not represent the performance of the MEMBERS Bond Fund. Investors should not consider this performance data as an indication of future performance of the MEMBERS Bond Fund.


The performance data was calculated after deducting all fees and charges actually incurred by the USF Bond Fund. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses for the USF Bond Fund. If these expenses had been paid by the USF Bond Fund, the performance shown would have been less favorable. The MEMBERS Bond Fund will likely have different fees and expenses that would result in different performance data.


The investment results presented are not intended to predict or suggest the returns that might be experienced by the MEMBERS Bond Fund or an individual investing in the MEMBERS Bond Fund. Investors should also be aware that the use of a methodology different from that used to calculate the performance presented on this page would result in different performance data.

                                  Balanced Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

[bullet]         are  looking  for  a  more   conservative   alternative   to  a
                 growth-oriented fund

[bullet]         want  a  well-diversified   and  relatively  stable  investment
                 allocation

[bullet]         need a core investment


[bullet] seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)


                                       or

[bullet]         are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

[bullet]         are investing for maximum return over a long time horizon

[bullet] want your return to be either ordinary income or capital gains, but not both

                                       or

[bullet]         require a high degree of stability of your principal

Investment Objective
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Principal Risks
What are the main risks of investing in this fund?

As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.


To the extent that it invests in certain securities, the fund may be affected by additional risks relating to non-investment grade securities (above-average credit, market and other risks), foreign securities (currency, information, natural event and political risks), and mortgage-backed securities (credit, extension, prepayment and interest rate risks). These risks, and the risks associated with other higher-risk securities and practices that the fund may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the section on "Risks."


Portfolio Management Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers. More information about each portfolio manager is provided later in this prospectus.

Primary Investment Strategies
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon management's judgment of the relative attractiveness of each sector and anticipated cash needs of the fund. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 15% of its assets in foreign securities.

                     Investment Adviser Performance Record


In the future, the prospectus will show how the Balanced Fund has performed over time, but because the fund was new when this prospectus was printed, its performance could not be presented. However, performance data is set forth below relating to the historic performance of the similarly managed Balanced Fund of the Ultra Series Fund (the "USF Balanced Fund") for the periods indicated. The USF Balanced Fund is a variable insurance products fund that has investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Balanced Fund and has been managed by members of CIMCO's portfolio management team who will be managing the MEMBERS Balanced Fund.


              Performance of the Ultra Series Fund's Balanced Fund

Average Annual TotalReturn     One Year    FiveYears    Ten Years
(as of December 31, 1996)      10.80%      9.72%          10.45%

[GRAPHIC: bar chart showing average annual total returns from 1987 through 1996 for the Ultra Series Fund's Balanced Fund and a blended comparative index]

[GRAPHIC: line chart showing the ten year cumulative total return of a hypothetical $10,000 investment made on January 1, 1987 for the Ultra Series Fund's Balanced Fund and a blended comparative index]


The data is provided to illustrate the past performance of CIMCO's investment team in managing a substantially similar investment portfolio and does not represent the performance of the MEMBERS Balanced Fund. Investors should not consider this performance data as an indication of future performance of the MEMBERS Balanced Fund.

The performance data was calculated after deducting all fees and charges actually incurred by the USF Balanced Fund. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses for the USF Balanced Fund. If these expenses had been paid by the USF Balanced Fund, the performance shown would have been less favorable. The MEMBERS Balanced Fund will likely have different fees and expenses that would result in different performance data.

The investment results presented are not intended to predict or suggest the returns that might be experienced by the MEMBERS Balanced Fund or an individual investing in the MEMBERS Balanced Fund. Investors should also be aware that the use of a methodology different from that used to calculate the performance presented on this page would result in different performance data.


                                High Income Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

[bullet]         are seeking a regular stream of income

[bullet] are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

[bullet]         want to diversify your investments

[bullet] are seeking a mutual fund for the income portion of an asset allocation program

                                       or

[bullet]         are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

[bullet]         desire relative stability of your principal

                                       or

[bullet]         are investing for maximum return over a long time horizon

Investment Objective
What is this fund's goal?


The fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.


Principal Risks
What are the main risks of investing in this fund?

This fund is subject to above-average interest rate and credit risks. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund may also invest in mortgage-backed securities that are subject to extension and prepayment risks.


These risks, and the risks associated with other higher-risk securities and practices that the fund may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the section on "Risks."


Portfolio Management
Who makes the investment decisions for this fund?

CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by CIMCO to manage the assets of the fund.

Primary Investment Strategies
How does this fund pursue its objective?


The fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Up to 10% of its assets may be invested in bonds rated CC/Ca. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.


Up to 25% of its assets may be invested in the securities of issuers in any one industry.


The fund may also invest up to 50% of its assets in high-yielding foreign securities, including up to 25% of its assets in emerging market securities.


                          Subadviser Performance Record


In the future, the prospectus will show how the MEMBERS High Income Fund has performed over time, but because the fund was new when this prospectus was printed, its performance could not be presented. However, performance data is set forth below relating to the historic performance of the similarly managed MFS [trademark symbol] High Income Fund (Class A shares) for the periods indicated. The MFS [trademark symbol] High Income Fund has investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS High Income Fund and has been managed for more than the last ten years by MFS, the subadviser currently responsible for the day-to-day investment decisions for the MEMBERS High Income Fund.


           Performance of the MFS [trademark symbol] High Income Fund

Average Annual Total Return   One Year       Five Years    Ten Years
(as of December 31, 1996)       12.56%         12.40%        9.32%

[GRAPHIC: bar chart showing average annual total returns from 1987 through 1996 for the MFS [registered trademark] High Income Fund and the Lehman Brothers High Yield Index]

[GRAPHIC: line chart showing the ten year cumulative total return of a hypothetical $10,000 investment made on January 1, 1987 for the MFS [registered trademark] High Income Fund and the Lehman Brothers High Yield Index]

The data is provided to illustrate MFS's past performance in managing a substantially similar investment portfolio and does not represent the performance of the MEMBERS High Income Fund. Investors should not consider this performance data as an indication of future performance of the MEMBERS High Income Fund.


The performance data was calculated after deducting all fees and charges actually incurred by the MFS [trademark symbol] High Income Fund. The MEMBERS High Income Fund will likely have different fees and expenses that would result in different performance data. In addition, the performance data shown is based upon the calendar year, while the MFS [trademark symbol] High Income Fund's fiscal year ends January 31st each year. Thus, the annual total return figures will likely differ from those presented in the MFS [trademark symbol] High Income Fund's prospectus.


The investment results presented are not intended to predict or suggest the returns that might be experienced by the MEMBERS High Income Fund or an individual investing in the MEMBERS High Income Fund. Investors should also be aware that the use of a methodology different from that used to calculate the performance presented on this page would result in different performance data.

                             Growth and Income Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

[bullet] are looking for a stock fund that has both growth and income components


[bullet]         are  looking  for  a  more   conservative   alternative   to  a
                 growth-oriented fund


[bullet]         need a core investment


[bullet] seek above-average long-term total return through a combination of capital gains and ordinary income


                                       or

[bullet]         are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

[bullet]         are investing for maximum return over a long time horizon

[bullet] desire your return to be either ordinary income or capital gains, but not both

                                       or

[bullet]         require a high degree of stability of your principal

Investment Objective
What is this fund's goal?


The  fund  seeks  long-term   capital   growth,   with  income  as  a  secondary
consideration.


Principal Risks
What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to market and interest rate risks, and the value of your investment will fluctuate in response to stock market and interest rate movements. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to foreign securities (currency, information, natural event and political risks) and non-investment grade securities (credit, market, interest rate, liquidity, valuation, and information risks).


These risks, and the risks associated with other higher-risk securities and practices that the fund may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the section on "Risks."


Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers. More information about each portfolio manager is provided later in this prospectus.

Primary Investment Strategies
How does this fund pursue its objective?


The fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives.


The fund will typically invest in securities representing every sector of the S&P 500 in approximately (+/-50%) the same weightings as such sector has in the S&P 500. (See "Investment Strategies Common to Multiple Funds -- S&P 500" for more information on the S&P 500.) For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities).

The fund may invest up to 25% of its assets in foreign securities.

                      Investment Adviser Performance Record


In the future, the prospectus will show how the MEMBERS Growth and Income Fund has performed over time, but because the fund was new when this prospectus was printed, its performance could not be presented. However, performance data is set forth below relating to the historic performance of the similarly managed Growth and Income Stock Fund of the Ultra Series Fund (the "USF Growth and Income Stock Fund") for the periods indicated. The USF Growth and Income Stock Fund is a variable insurance products fund that has investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Growth and Income Fund and has been managed by members of CIMCO's portfolio management team who will be managing the MEMBERS Growth and Income Fund.


          Performance of the Ultra Series Fund's Growth and Income Fund

Average Annual Total Return   One Year    Five Years    Ten Years
(as of December 31, 1996)      22.01%       14.83%        13.71%

[GRAPHIC: bar chart showing average annual total returns from 1987 through 1996 for the Ultra Series Fund's Growth and Income Stock Fund and the S&P 500]

[GRAPHIC: line chart showing the ten year cumulative total return of a hypothetical $10,000 investment made on January 1, 1987 for the Ultra Series Fund's Growth and Income Stock Fund and the S&P 500]

The data is provided to illustrate the past performance of CIMCO's investment team in managing a substantially similar investment portfolio and does not represent the performance of the MEMBERS Growth and Income Fund. Investors should not consider this performance data as an indication of future performance of the MEMBERS Growth and Income Fund.


The performance data was calculated after deducting all fees and charges actually incurred by the USF Growth and Income Stock Fund. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses for the USF Growth and Income Stock Fund. If these expenses had been paid by the USF Growth and Income Stock Fund, the performance shown would have been less favorable. The MEMBERS Growth and Income Fund will likely have different fees and expenses that would result in different performance data.


The investment results presented are not intended to predict or suggest the returns that might be experienced by the MEMBERS Growth and Income Fund or an individual investing in the MEMBERS Growth and Income Fund. Investors should also be aware that the use of a methodology different from that used to calculate the performance presented on this page would result in different performance data.

                           Capital Appreciation Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

[bullet]         have longer investment time horizons


[bullet] are willing to accept higher on-going short-term risk for the potential of higher long-term returns


[bullet]         want to diversify your investments

[bullet] are seeking funds for the growth portion of an asset allocation program

                                       or

[bullet] are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

[bullet]         are investing with a shorter investment time horizon in mind

[bullet]         are seeking income rather than capital gains

                                       or

[bullet] are uncomfortable with an investment whose value may vary substantially

Investment Objective
What is this fund's goal?


The fund seeks long-term capital appreciation.


Principal Risks
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities.


These risks, and the risks associated with other higher-risk securities and practices that the fund may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the section on "Risks." Portfolio Management Who makes the investment decisions for this fund?


The fund is managed by a team of CIMCO's portfolio managers. More information about each portfolio manager is provided later in this prospectus.

Primary Investment Strategies
How does this fund pursue its objective?


The fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.


The fund will typically invest in securities representing every sector of the S&P 500 in approximately (+/-100%) the same weightings as such sector has in the S&P 500. (See "Investment Strategies Common to Multiple Funds -- S&P 500" for more information on the S&P 500.) For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities.

                     Investment Adviser Performance Record


In the future, the prospectus will show how the MEMBERS Capital Appreciation Fund has performed over time, but because the fund was new when this prospectus was printed, its performance could not be presented. However, performance data is set forth below relating to the historic performance of the similarly managed Capital Appreciation Stock Fund of the Ultra Series Fund (the "USF Capital Appreciation Stock Fund") since its inception on January 3, 1994. The USF Capital Appreciation Stock Fund is a variable insurance products fund that has investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Capital Appreciation Fund and has been managed by members of CIMCO's portfolio management team who will be managing the MEMBERS Capital Appreciation Fund.


     Performance of the Ultra Series Fund's Capital Appreciation Stock Fund

Average Annual Total Return   One Year         Since Inception*
(as of December 31, 1996)       21.44%             18.74%

[GRAPHIC: bar chart showing average annual total returns from 1987 through 1996 for the Ultra Series Fund's Capital Appreciation Stock Fund and the S&P 400]

[GRAPHIC: line chart showing the ten year cumulative total return of a hypothetical $10,000 investment made on January 1, 1987 for the Ultra Series Fund's Capital Appreciation Stock Fund and the S&P 400]

The data is provided to illustrate the past performance of CIMCO's investment team in managing a substantially similar investment portfolio and does not represent the performance of the MEMBERS Capital Appreciation Fund. Investors should not consider this performance data as an indication of future performance of the MEMBERS Capital Appreciation Fund.


The performance data was calculated after deducting all fees and charges actually incurred by the USF Capital Appreciation Stock Fund. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses for the USF Capital Appreciation Stock Fund. If these expenses had been paid by the USF Capital Appreciation Stock Fund, the performance shown would have been less favorable. The MEMBERS Capital Appreciation Fund will likely have different fees and expenses that would result in different performance data.


The investment results presented are not intended to predict or suggest the returns that might be experienced by the MEMBERS Capital Appreciation Fund or an individual investing in the MEMBERS Capital Appreciation Fund. Investors should also be aware that the use of a methodology different from that used to calculate the performance presented on this page would result in different performance data.


                            International Stock Fund


Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

[bullet]         are seeking to diversify your domestic investments

[bullet] are seeking access to markets that can be less accessible to individual investors in the U.S.

[bullet] are willing to accept high risk to achieve higher long-term growth

[bullet] are seeking funds for the growth portion of an asset allocation program

                                       or

[bullet]         are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

[bullet]         are investing with a shorter investment time horizon in mind

[bullet] are uncomfortable with an investment whose value may vary substantially

[bullet]         are seeking income rather than capital gains

                                       or

[bullet] want to limit your exposure to foreign markets or currencies or income from foreign sources

Investment Objective
What is this fund's goal?


The fund seeks long-term growth of capital by investing primarily in foreign equity securities (defined below).


Principal Risks
What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.


Because it invests in foreign securities, the fund carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are described in more detail later in this prospectus. The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe. To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance.

These risks, and the risks associated with other higher-risk securities and practices that the fund may utilize, are described in more detail later in this prospectus. Before you invest, please carefully read the section on "Risks."


Portfolio Management
Who makes the investment decisions for this fund?

CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus.

Primary Investment Strategies
How does this fund pursue its objective?

Under normal market conditions, the fund invests at least 80% of its assets in foreign equity securities. Foreign securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

The description of the International Stock Fund's primary investment strategies is continued on the next page.

Primary Investment Strategies (continued from the previous page)

The fund allocates portions of its assets to one or more subadvisers to achieve a blend of suitable investments. At the current time, at least two-thirds (66.67%) of the fund's assets are managed by a subadviser that focuses on acquiring relatively large capitalization stocks of issuers principally located or operating in developed countries. Such securities are those generally representative of the securities comprising the Morgan Stanley Capital International, Europe, Australia, Far East ("EAFE") Index (an unmanaged index of foreign common stocks). This subadviser typically maintains this segment of the fund's portfolio in 30 to 45 such stocks which it believes have above average potential for capital appreciation, but may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

At the current time, the fund's remaining assets are managed by a subadviser that focuses on acquiring small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements. The percentage of assets allocated to any subadviser will vary depending upon CIMCO's perception of the relative attractiveness of the type of securities that the subadviser specializes in under current market conditions.

INVESTMENT STRATEGIES COMMON TO MULTIPLE FUNDS


The following section provides you with more information about certain investment strategies used by more than one of the MEMBERS Mutual Funds. Please read this section in conjunction with the fund pages and the next section on "Risks."

Money Market Securities. For liquidity and flexibility, each fund (other than the Cash Reserves Fund) may invest up to 20% of its assets in investment-grade short-term securities of the type in which the Cash Reserves Fund invests. (The Cash Reserves Fund invests 100% of its assets in such securities.) Although each fund expects to pursue its investment objective utilizing its primary investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

Foreign Securities. Each fund may invest in foreign securities (as defined below), although only the International Stock Fund and High Income Fund anticipate having significant investments in such securities. As described above, the International Stock Fund may invest all and the High Income Fund may invest half of its assets in foreign securities. No fund will concentrate its investments in any particular foreign country.


Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include EDRs, GDRs, and foreign money market securities.


Investments in foreign securities and ADRs may offer potential benefits not available from investments solely in securities of domestic issuers or U.S. dollar denominated securities. Investing in foreign securities involves significant risks that are not typically associated with investing in domestic securities. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investment due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The High Income Fund and International Stock Fund may invest in securities principally traded in countries with emerging securities markets or issued by issuers located in or having substantial business operations in countries with emerging economies. These countries are located primarily the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a fund to make additional investments in these countries. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, the High Income Fund and International Stock Fund may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these funds to invest in securities of certain issuers located or doing business in these countries.


Other Practices. Each fund (other than the Cash Reserves Fund) may also invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices. These investments and practices are described in the following pages. The chart on page 24 provides information as to the extent to which each fund may invest in higher risk securities or engage in higher risk practices.


The  S&P  500.  As  stated  above,  the  Growth  and  Income  Fund  and  Capital
Appreciation Fund base part of their investment strategies on the S&P 500 Composite Stock Price Index, commonly known as the S&P 500. The S&P 500 tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks that are traded on the New York Stock Exchange, American Stock Exchange, or the Nasdaq National Market. "Standard & Poor's," "S&P," and "S&P 500" are trademarks of Standard & Poor's ("S&P"). The S&P 500 is determined, composed and calculated independently by S&P without regard to the either the Growth and Income Fund or the Capital Appreciation Fund.


RISKS

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You will find the most concise description of each fund's risk profile in the fund pages.


The funds are permitted to use, within limits established by the trustees, certain other securities and investment practices that have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with their associated risks. The funds follow certain policies that may reduce these risks.


There is no guarantee that the performance of any of the funds, or any other mutual fund, will be positive over any period of time.


Types of Investment Risk


Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.


Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.


Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.


Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.


Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.


Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.


Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.


Higher-Risk Securities
and Practices

Security or Practice             Description                                          Related Risks
-------------------------------- ---------------------------------------------------- ------------------------------
American Depository Receipts     ADRs are receipts typically issued by a U.S.         Market, currency,
(ADRs)                           financial institution which evidence ownership of    information, natural event,
                                 underlying securities of foreign corporate           and political risks (i.e.,
                                 issuers.  Generally, ADRs are in registered form     the risks of foreign
                                 and are designed for trading in U.S. markets.        securities).
-------------------------------- ---------------------------------------------------- ------------------------------
Asset-Backed Securities          Securities backed by pools of commercial and/or      Credit, extension,
                                 consumer loans such as motor vehicle installment     prepayment, and interest
                                 sales, installment loan contracts, leases of         rate risks.
                                 various types of real and personal property,
                                 receivables from revolving credit (i.e., credit
                                 card) agreements and other categories of
                                 receivables.
-------------------------------- ---------------------------------------------------- ------------------------------
Borrowing                        The borrowing of money from financial institutions   Leverage and credit risks.
                                 or through reverse repurchase agreements.
-------------------------------- ---------------------------------------------------- ------------------------------
Emerging Market Securities       Any  foreign   securities primarily traded on        Credit,  market,  currency,
                                 exchanges  located  in or issued  by  companies      information,  liquidity,
                                 organized or primarily operating in countries that   interest  rate, valuation,
                                 are considered lesser developed than countries       natural event, and political
                                 like the U.S., Australia, Japan, or those of         risks.
                                 Western Europe.
-------------------------------- ---------------------------------------------------- ------------------------------
European and Global Depository   EDRs and GDRs are receipts evidencing an             Market, currency,
Receipts (EDRs and GDRs)         arrangement with a non-U.S. financial institution    information, natural event,
                                 similar to that for ADRs and are designed for use    and political risks (i.e.,
                                 in non-U.S. securities markets.  EDRs and GDRs are   the risks of foreign
                                 not necessarily quoted in the same currency as the   securities).
                                 underlying security.
-------------------------------- ---------------------------------------------------- ------------------------------
Foreign Money Market Securities  Short-term debt obligations issued either by         Market, currency,
                                 foreign financial institutions or by foreign         information, interest rate,
                                 branches of U.S. financial institutions or foreign   natural event, and political
                                 issuers.                                             risks.
-------------------------------- ---------------------------------------------------- ------------------------------
Foreign Securities               Securities issued by companies organized or whose    Market, currency,
                                 principal operations are outside the U.S.,           information, natural event,
                                 securities  issued by companies whose securities     and political risks.
                                 are principally traded outside the U.S., or
                                 securities denominated or quoted in foreign
                                 currency.  The term "foreign securities" includes
                                 ADRs,  EDRs,  GDRs,  and foreign  money  market
                                 securities.
-------------------------------- ---------------------------------------------------- ------------------------------
Forward Foreign Currency         Contracts involving the right or obligation to buy   Currency, liquidity, and
Exchange Contracts               or sell a given amount of foreign currency at a      leverage risks.  When used
                                 specified price and future date.                     for hedging, also has
                                                                                      hedging, correlation, and
                                                                                      opportunity risks.  When
                                                                                      used speculatively, also has
                                                                                      speculation risks.
-------------------------------- ---------------------------------------------------- ------------------------------
Futures Contracts                In general, an agreement to buy or sell a specific   Interest rate, currency,
(including financial future      amount of a commodity, financial instrument, or      market, hedging or
contracts)                       index at a particular price on a stipulated future   speculation, leverage,
                                 date. Financial futures contracts include interest   correlation, liquidity,
                                 rate futures contracts, securities index futures     credit, and opportunity
                                 contracts and currency futures contracts.  Unlike    risks.
                                 an option, a futures contract obligates the buyer
                                 to buy and the seller to sell the underlying
                                 commodity or financial instrument at the agreed-upon
                                 price and date or to pay or receive money in an
                                 amount equal to such price.
-------------------------------- ---------------------------------------------------- ------------------------------
Illiquid Securities              Any investment that may be difficult or impossible   Liquidity,  valuation and
                                 to sell at the time the fund would like to sell it   market risks.
                                 for the price at which the fund values it.
-------------------------------- ---------------------------------------------------- ------------------------------
Mortgage-Backed Securities       Securities backed by pools of mortgages, including   Credit, extension,
                                 passthrough certificates, PACs, TACs,                prepayment, and interest
                                 collateralized mortgage obligations (CMOs), and      rate risks.
                                 when available, pools of mortgage loans generated
                                 by credit unions.
-------------------------------- ---------------------------------------------------- ------------------------------
Non-Investment Grade Securities  Investing in debt securities rated below BBB/Baa     Credit, market, interest
                                 (i.e., "junk" bonds).                                rate, liquidity, valuation,
                                                                                      and information risks.
-------------------------------- ---------------------------------------------------- ------------------------------
Options (including options       In general, an option is the right to buy (called    Interest rate, currency,
on financial futures contracts)  a "call") or sell (called a "put") property for an   market, hedging or
                                 agreed-upon price at any time prior to an            speculation, leverage,
                                 expiration date. Both call and put options may be    correlation, liquidity,
                                 either written (i.e., sold) or purchased on          credit, and opportunity
                                 securities, indices, interest rate futures           risks.
                                 contracts, index futures contracts, or currency
                                 futures contracts.
-------------------------------- ---------------------------------------------------- ------------------------------
Repurchase Agreements            The purchase of a security that the issuer agrees    Credit risk.
                                 to buy back later at the same price plus interest.
-------------------------------- ---------------------------------------------------- ------------------------------
Restricted Securities            Securities originally issued in a private            Liquidity, valuation, and
                                 placement rather than a public offering.  These      market risks.
                                 securities often cannot be freely traded on the
                                 open market.
-------------------------------- ---------------------------------------------------- ------------------------------
Reverse Repurchase Agreements    The lending of short-term debt securities; often     Leverage and credit risks.
                                 used to facilitate borrowing.
-------------------------------- ---------------------------------------------------- ------------------------------
Securities Lending               The lending of securities to financial               Credit risk.
                                 institutions, which provide cash or government
                                 securities as collateral.
-------------------------------- ---------------------------------------------------- ------------------------------
Shares of Other Investment       The purchase of shares issued by other investment    Market risks and the
Companies                        companies.  These investments are subject to the     layering of fees and
                                 fees and expenses of both the MEMBERS Mutual Funds   expenses.
                                 and the other investment company.
-------------------------------- ---------------------------------------------------- ------------------------------
Short-Term Trading               Selling a security soon after purchase or            Market risk.
                                 purchasing  it soon  after  it was sold (a fund
                                 engaging  in short-term  trading  will  have
                                 higher turnover and transaction expenses).
-------------------------------- ---------------------------------------------------- ------------------------------
Smaller Capitalization           The purchase of securities issued by a company       Market risk.
Companies                        with a market capitalization (i.e., the price per
                                 share of its common stock multiplied by the number
                                 of shares of common stock outstanding) of less
                                 than $1 billion.
-------------------------------- ---------------------------------------------------- ------------------------------
When-Issued  Securities  and      The purchase or sale of securities for delivery at  Market,  opportunity,  and
Forward  Commitments              a future date;  market value may change before      leverage risks.
                                  delivery.
-------------------------------- ---------------------------------------------------- ------------------------------

Higher Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                                                                                  Growth and     Capital
                                              Cash                                  High Income    Income     Appre-ciation  Int'l
                                            Reserves       Bond        Balanced                                              Stock
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Investment Practices
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Borrowing; Reverse Repurchase Agreements       30           30            30            30           30           30           30
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Repurchase Agreement                          solid        solid         solid         solid        solid        solid       solid
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Securities Lending                              X           30            30            30           30           30           30
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Short-term Trading                            solid        solid         solid         solid        solid        solid       solid
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
When-Issued Securities; Forward                25           25            25            25           25           25           25
Commitments
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Conventional Securities
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Shares of Other Investment Companies            X        10 hollow     10 hollow     10 hollow    10 hollow    10 hollow   10 hollow
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Non-Investment Grade Securities                 X           20            10           solid          5            5           5
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Foreign Securities                            25(1)         20            25            50           25           25         solid
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Emerging Market Securities                      X           10            10            25            X            X           25
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Illiquid Securities(2)                         10           15            15            15           10           10           15
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Restricted Securities                        25 hollow      15            15         30 hollow       10           10           15
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Mortgage-backed Securities; REITs               X           30            15            30           10            X           X
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Derivative Securities and Contracts
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Options and Futures Contracts
[bullet] Options on Securities or Indices       X        10 hollow     10 hollow     10 hollow    10 hollow    10 hollow       10
[bullet] Futures Contracts(3)                   X        5 hollow      5 hollow      5 hollow     5 hollow     5 hollow        5
[bullet] Options on Futures Contract(3)         X        10 hollow     10 hollow     10 hollow    10 hollow    10 hollow       10
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------
Forward Foreign Currency Exchange               X            X             X            10            X            X           10
Contracts
------------------------------------------ ------------ ------------ -------------- ------------ ------------ ------------ ---------



(1) U.S. Dollar-denominated foreign money market securities only.

(2) Numbers in this row refer to net, rather than total, assets.

(3) Financial futures contracts and related options only.

Legend


30 A number indicates the maximum percentage of total assets (but see note 2) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

[solid] A solid check mark means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

[hollow] A hollow check mark means that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

[x] An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.


YOUR ACCOUNT

Choosing a Share Class


Two classes of shares are currently available, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide between the share classes. For estimated expenses of Class A and B shares, see the expense table earlier in this prospectus.

------------------------------------------------- ------------------------------------------------------------------
                    Class A                                                    Class B
------------------------------------------------- ------------------------------------------------------------------
[bullet]  Front-end  sales  charges, as described [bullet] No front-end sales charge: all your money goes to work for you right away below. There are  several  ways to reduce
these charges, also described below.
                                                  [bullet] Higher annual expenses than Class A shares.
[bullet] Lower annual expenses than Class B
shares.                                           [bullet] A deferred sales charge on shares you sell within five years of purchase, as described below.

                                                  [bullet] Automatic  conversion to Class A shares  after seven years,  thus  reducing  annual expenses in subsequent  years.
                                                  (Class B shares  purchased  by reinvesting  Class B dividends
                                                  convert   to  Class  A  shares proportionately.)
------------------------------------------------- ------------------------------------------------------------------



[GRAPHIC: rectangle divided into three parts labelled "Consider Class A", "Consider Class B" and "Consult your financial representative"; x-axis labelled "Investment Time Horizon"; y-axis labelled "Size of Investment"]


The decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial representative. The two most important factors are the size of your investment and the length of time that you plan to hold your investment. The following graphic focuses on these two factors and is intended only to provide you and your financial representative with a framework to assist you in making your decision. It is not intended to provide rigid guidelines, to be investment advice, or to make specific investment recommendations. Your considerations and circumstances will differ from those of other investors. When to consider Class
A. The combination of a lower Class A sales charge on larger purchases and lower annual expenses make Class A shares more attractive as the size of your investment increases. For this reason, we will not normally accept purchase orders of $500,000 or more for Class B shares from a single investor.

When to consult your financial representative. The specific combination of the size of your investment, your expected investment timeframe, and other factors will help you and your financial representative decide which class is right for you.

When to consider Class B. The combination of higher annual Class B expenses and the Class B CDSC will not typically exceed the Class A sales charge on smaller purchases (with the exception of income funds), regardless of your investment timeframe. As the size of your investment increases, your investment time horizon becomes more important to your decision because the Class B CDSC decreases over time.

How Sales Charges Are Calculated

Class A Sales Charges

---------------------------- ------------------------------------------- -------------------------------------------
                                         Cash Reserves Fund
                                           Balanced Fund
                                       Growth and Income Fund
     Purchase Payment                Capital Appreciation Fund                           Bond Fund
                                      International Stock Fund                        High Income Fund
---------------------------- --------------------- --------------------- --------------------- ---------------------
                              As a % of Purchase      As a % of Net       As a % of Purchase      As a % of Net
                                   Payment           Amount Invested           Payment           Amount Invested
---------------------------- --------------------- --------------------- --------------------- ---------------------
       Under $50,000                 5.3%                  5.6%                  4.3%                  4.5%
---------------------------- --------------------- --------------------- --------------------- ---------------------
    $50,000 to $99,999               4.3%                  4.5%                  3.8%                  4.0%
---------------------------- --------------------- --------------------- --------------------- ---------------------
   $100,000 to $249,999              3.3%                  3.4%                  3.3%                  3.4%
---------------------------- --------------------- --------------------- --------------------- ---------------------
   $250,000 to $499,999              2.3%                  2.4%                  2.3%                  2.4%
---------------------------- --------------------- --------------------- --------------------- ---------------------
   $500,000 to $999,999              1.9%                  2.0%                  1.9%                  2.0%
---------------------------- --------------------- --------------------- --------------------- ---------------------
  $1,000,000 and over(1)             None                  None                  None                  None
---------------------------- --------------------- --------------------- --------------------- ---------------------

     (1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A shares of over $1,000,000. The CDSC will be calculated as described below relating to the CDSC for Class B shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

Class B Sales Charges

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within five years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Years After Purchase    1      2      3         4        5       6
CDSC                   4.5%   4.0%   3.5%      3.0%     2.0%     None

For purposes of computing this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

--------------------------- --------------------------- ---------------- -------------- ------------ ---------------
                                                        Price Per Share     Shares         Total     Account Value
           Date                       Action                               Purchased      Shares
--------------------------- --------------------------- ---------------- -------------- ------------ ---------------
January 1, Year 1           Purchased shares                  $10             100           100          $1,000
--------------------------- --------------------------- ---------------- -------------- ------------ ---------------
December 31, Year 1         Reinvested dividends              $15             10            110          $1,650
--------------------------- --------------------------- ---------------- -------------- ------------ ---------------
January 1, Year 2           Purchased shares                  $15             100           210          $3,150
--------------------------- --------------------------- ---------------- -------------- ------------ ---------------
December 31, Year 2         Reinvested dividends              $20             21            231          $4,620
--------------------------- --------------------------- ---------------- -------------- ------------ ---------------
January 1, Year 3           Purchased shares                  $20             100           331          $6,620
--------------------------- --------------------------- ---------------- -------------- ------------ ---------------

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,550 (100 shares appreciated from $10 to $20 per share; 110 shares appreciated from $15 to $20 per share; and 121 shares have not appreciated), dividends of $570 ($150 on 12/31 in Year 1 and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3). You would incur the following CDSC charges:

Type of Shares Sold (in order)                         Amount                 CDSC (%)              CDSC ($)
--------------------------------------------- ------------------------- ---------------------- --------------------
Share price increases                                  $1,550                   None                  None
--------------------------------------------- ------------------------- ---------------------- --------------------
Dividends                                               $570                    None                  None
--------------------------------------------- ------------------------- ---------------------- --------------------
Aged Shares (oldest sold first):
--------------------------------------------- ------------------------- ---------------------- --------------------
Purchased 1/1/95                                       $1,000                  3.5%(1)                 $35
--------------------------------------------- ------------------------- ---------------------- --------------------
Purchased 1/1/96                                      $880(2)                  4.0%(1)                 $35
--------------------------------------------- ------------------------- ---------------------- --------------------
Total                                                  $4,000                 1.75%(3)                 $70
--------------------------------------------- ------------------------- ---------------------- --------------------

         (1)      As a percentage of original purchase payment.
         (2)      $620 of the original $1,500 purchase payment would remain available for redemption.
         (3)      As a percentage of the amount redeemed.

Certain withdrawals made through a Systematic Withdrawal Program are not subject to a CDSC. See "Additional Investor Services."

Other Expenses

Service Fees. Each fund, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage Services, Inc. (CUNA Brokerage), a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution or "12b-1" Fees (Class B only). Each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B shares of that fund. This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.


Sales Charge Reductions and Waivers


Class A shares may be offered without front-end sales charges to various individuals and institutions, including:


[bullet] Trustees/directors, officers and employees of CUNA Mutual Group or any of its affiliated companies (each, a "CUNA Mutual Group employee"), any immediate family member of a CUNA Mutual Group employee residing in the CUNA Mutual Group employee's household, and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.


[bullet]         Registered representatives of CUNA Brokerage.


[bullet] Financial representatives utilizing fund shares in fee-based managed accounts under agreement with the MEMBERS Mutual Funds (wrap fee investors).


[bullet]         Certain credit union system-affiliated institutional investors.

There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule.

[bullet] Rights of Combination-- you may combine certain Class A shares, such as those held in multiple accounts or those owned by members of your immediate family, for purposes of calculating the sales charge. See the SAI for information on rights of combination.

[bullet] Rights of Accumulation-- you may add the value of any Class A shares you already own to the amount of your next purchase of Class A shares for purposes of calculating the sales charge.

[bullet] Letter of Intention -- you may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

In addition, Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

[bullet] Shares purchased by the reinvestment of dividends or other gains reinvested from one of the MEMBERS Mutual Funds or shares exchanged from one MEMBERS fund to another.

[bullet] Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the MEMBERS Mutual Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:

1. You must request this waiver when you place your purchase ; order

2. You must have redeemed the shares of the other mutual fund ; within the past 60 days

3. If you purchased the shares of the other mutual fund in a lump sum purchase, you must have purchased such shares within the past 3 ; and years

4. If you purchased the shares of the other mutual fund in a systematic investment program, you must have begun such program within the past 5 years.


CUNA Brokerage may require evidence of your qualification for this waiver.

If you think you may be eligible for a sales charge waiver, contact your financial representative or the MEMBERS Mutual Funds, or consult the SAI.

Shareholders With Brokerage Accounts

The following pages describe how to open or add to an account and how to purchase or sell shares, whether by check, exchange, wire or phone. However, a large part of this information will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your brokerage representative whenever you wish to buy, sell or transfer shares for your account.

Opening or Adding to an Account (applicable to all shareholders)


1.      Carefully read this prospectus.

2. Determine how much you want to invest. The minimum initial investments are as follows:



 -------------------------------- ---------------------------------------------
 Type of Account                      Initial Minimum      Subsequent Minimum
 -------------------------------- ---------------------------------------------
 Non-retirement account              $2,000 per account      $150 per account
                                       ($500 per fund)         ($75 per fund)
 -------------------------------- ---------------------------------------------
 Retirement account                  $1,000 per account      $150 per account
                                       ($500 per fund)         ($75 per fund)
 -------------------------------- ---------------------------------------------
 Systematic investment programs      $150 per account        $150 per account(1)
                                        ($75 per fund)          ($75 per fund)
 ------------------------------------------------------------------------------
(1) Systematic Investment programs may be conducted on a semi-monthly, monthly, bi-monthly or quarterly basis.
 ------------------------------------------------------------------------------


3. Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or contact First Data Investor Services Group Inc. ("First Data"), the transfer agent for the MEMBERS Mutual Funds, at 1-800-877-6089.


4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

Contacting the MEMBERS Mutual Funds

You can reach MEMBERS Mutual Funds by calling 1-800-877-6089 on weekdays between the hours of 8:00 a.m. and 4:00 p.m. (CST).

All shareholder inquiries and transaction requests should be mailed to:

MEMBERS Mutual Funds
P.O. Box 5175
Westborough, MA 01581

When are using an overnight delivery service, mail inquiries and requests to:

First Data Investors Services Group, Inc.
MEMBERS Mutual Funds
Attn: Work Management 1CE25
4400 Computer Drive
Westborough, MA 01581-5120

Buying Shares (not applicable to shareholders who have a brokerage account)

----------------------------------------------------------------------------------------------------------------------------
OPENING AND ACCOUNT                                      ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                         BY CHECK
------------------------------------------------------ ---------------------------------------------------------------------

Make out a check for the investment amount, payable    Make out a check for the investment amount, payable to MEMBERS
to MEMBERS Mutual Funds.                               Mutual Funds.
------------------------------------------------------ ---------------------------------------------------------------------
Deliver  the check and your  completed  application to Fill out the  detachable investment slip from an account statement.
your financial representative, or mail them to:        If no slip is available, include a note specifying the fund name,
CUNA Brokerage Services, Inc                           your share class, your account number and the name(s) in
which the 2000 Heritage Way                            account is registered.
Waverly, IA 50677
Attn: MEMBERS Mutual Funds
------------------------------------------------------ ---------------------------------------------------------------------
                                                       Mail the  check  and your investment     slip    as
                                                       instructed  on the  slip. If no investment  slip is
                                                       available,    mail   your check and note to MEMBERS
                                                       Mutual  Funds  using  the addresses   shown   above
                                                       under "Contacting MEMBERS Mutual Funds."
----------------------------------------------------------------------------------------------------------------------------
                                          BY WIRE
------------------------------------------------------ ---------------------------------------------------------------------
Deliver your completed  application to your financial Instruct your credit union or other financial institution to wire
representative, or mail it to:                         the amount of your investment to Boston Safe Deposit & Trust (see
CUNA Brokerage Services Inc                            "Transaction Policies -- Wiring Funds" for details).
2000 Heritage Way
Waverly, IA 50677
Attn: MEMBERS Mutual Funds
------------------------------------------------------ ---------------------------------------------------------------------
Obtain your account number by calling your  financial  Specify the fund name(s), your share  class(es), your account
representative  or MEMBERS Mutual Funds at             number(s),   the  name(s)  in  which  the account(s) is (are) registered,
1-800-877-6089.                                        and the amount(s) of your investment in each fund. Your credit union or other financial institution may charge a fee to wire funds.
------------------------------------------------------ ---------------------------------------------------------------------
Instruct your credit union or other financial
institution to wire the amount of your  investment
to Boston Safe Deposit & Trust (see  "Transaction
Policies -- Wiring Funds" for details). Your credit
union or other financial institution may charge a
fee to wire funds.
----------------------------------------------------------------------------------------------------------------------------
                                            BY PHONE
 For automated service 24 hours a day using your touch-tone phone, call 1-800-877-6089
------------------------------------------------------ ---------------------------------------------------------------------
Not currently available.                               Verify  that your  credit union or other  financial
                                                       institution  is a  member of the Automated Clearing
                                                       House (ACH) system.
------------------------------------------------------ ---------------------------------------------------------------------
                                                       Complete the "Investing by Phone" and "Credit Union or Other
                                                       Financial     Institution Information"  sections on
                                                       your account application.
------------------------------------------------------ ---------------------------------------------------------------------
                                                       Call MEMBERS Mutual Funds at    1-800-877-6089   to
                                                       verify     that     these features  are in place on your account.
------------------------------------------------------ ---------------------------------------------------------------------
                                                       Tell the  MEMBERS  Mutual Funds  representative the
                                                       fund  name(s),   your  share class(es),    your    account
                                                       number(s),  the  name(s)  in which  the   account(s)   is (are)
                                                       registered and the amount(s) of your investment in each fund.
------------------------------------------------------ ---------------------------------------------------------------------
     Purchase orders received after 3:00 p.m. Central time will be processed using the next day's net asset value.

Selling Shares (not applicable to shareholders who have a brokerage account)



--------------------------------------------------------------------------------
BY  LETTER  (available  for  accounts  of any  type  and  sales  of any  amount)
--------------------------------------------------------------------------------
Write a letter  of  instruction  indicating  your  account  number(s),  the fund name(s),  your share  class(es),  the name(s) in which the  account(s)  is (are)
registered  and the dollar value or number of shares you wish to with respect to each fund.
--------------------------------------------------------------------------------
Include all signatures  and any  additional  documents that may be required (see next page).
--------------------------------------------------------------------------------
Mail the materials to MEMBERS Mutual Funds using the addresses shown above under
"Contacting MEMBERS Mutual Funds."
--------------------------------------------------------------------------------
A check  will be mailed to the  name(s)  and  address  in which the  account  is registered.
--------------------------------------------------------------------------------
BY PHONE  (available for most accounts and sales of up to $50,000) For automated service 24 hours a day using your touch-tone phone, call 1-800-877-6089
--------------------------------------------------------------------------------
If you want to be able to make  redemptions  by phone,  you must either fill out the "Telephone  Redemption"  section of your new account application or complete additional forms to add it to an existing account.  To verify that the telephone redemption  privilege is in place on an account,  or to request the forms to add it to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.
--------------------------------------------------------------------------------
To place your redemption  order,  call MEMBERS Mutual Funds between 8 a.m. and 4
p.m.  Central  time.  Redemption  requests  may be placed on all  business  days
(excluding market  holidays).  Checks will be mailed the next business day after the redemption request is effected.
--------------------------------------------------------------------------------
Amounts of $1,000 or more can be wired on the next business  day,  provided that you have  preauthorized the wiring of funds and the necessary  information is on file with MEMBERS Mutual Funds. See "Transaction Policies -- Wiring Funds" below for more information.
--------------------------------------------------------------------------------
Amounts  of less  than  $1,000  may be sent by EFT or by check.  Funds  from EFT transactions  are  generally  available by the second  business day. Your credit union or other financial institution may charge a fee for this service.
--------------------------------------------------------------------------------
BY  EXCHANGE  (available  for  accounts  of any  type and  sales of any  amount)
--------------------------------------------------------------------------------
Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.
--------------------------------------------------------------------------------
Call your financial  representative or MEMBERS Mutual Funds at 1-800-877-6089 to request an exchange.
--------------------------------------------------------------------------------
Redemption  requests  received  after 3:00 p.m.  Central  time will be processed using the next day's net asset value.

Selling Shares in Writing (not applicable to shareholders who have a brokerage account)

In certain circumstances, you will need to make your request to sell shares in writing which may require additional documents with your request. In addition, you will need to obtain a "signature guarantee" if your address of record has changed within the past 30 days, you are selling more than $50,000 worth of shares, or you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s). You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee.

------------------------------ -------------------------------------------------------------------------------------
If you are:                    To make a written request to sell shares, you must include:
------------------------------ -------------------------------------------------------------------------------------
An owner of an individual,     [bullet] Letter of instruction
joint, sole proprietorship,    [bullet] On the letter, the signatures and titles of all persons authorized to sign
UGMA/UTMA (custodial           for the account,  exactly as the account is registered
accounts for minors) or a      [bullet] Signature guarantee if applicable (see above)
general partner account
------------------------------ -------------------------------------------------------------------------------------
An owner of a corporate or     [bullet] Letter of instruction
association account            [bullet] Corporate resolution,  certified within the past two years, specifying the individual(s) authorized to sell securities
                               [bullet]  On the letter and the  resolution,  the signature of the person(s)
                               authorized to sign for the  account
                               [bullet]  Signature   guarantee  if applicable (see above)
------------------------------ -------------------------------------------------------------------------------------
An  owner  or  trustee  of a   [bullet]  Letter  of  instruction  containing  the signature(s) of the trustee(s)
trust  account                 [bullet]  If the  names of all trustees are not registered on the account, please
                               also  provide  a  copy  of  the  trust   document certified within the past six months,  specifying the  individual(s)  authorized to sell securities
                               [bullet]  Signature  guarantee if applicable (see above)
------------------------------ -------------------------------------------------------------------------------------
A joint  tenancy  shareholder  [bullet]  Letter  of  instruction  signed  by the surviving  tenant
whose  co-tenant(s)  are       [bullet]  Certified  copy of  death certificate(s)  of  the  deceased   co-tenant(s)
deceased                       [bullet]  Signature guarantee if applicable (see above)
------------------------------ -------------------------------------------------------------------------------------
An executor of a               [bullet] Letter of instruction signed by the executor
shareholder's estate           [bullet] Copy of the order appointing the executor, certified within 60 days of receipt by MEMBERS Mutual Funds
                               [bullet] Signature guarantee if applicable (see above)
------------------------------ -------------------------------------------------------------------------------------
An  administrator,             [bullet]  Call MEMBERS  Mutual Funds at  1-800-877-6089  for instructions conservator,  guardian or
other  seller or the owner
of an account type not
listed above
------------------------------ -------------------------------------------------------------------------------------

Transaction Policies


Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, money orders, credit cards, credit card checks or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions.

Valuation of Shares. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 p.m. Central time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. Central time will be processed using the next day's net asset value.

Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC. Purchase orders and redemption requests will be executed at the price next determined after the order or request is received in good order by MEMBERS Mutual Funds.

Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired (if pre-authorized) to a credit union or other financial institution account.


Wiring Funds. If you are purchasing shares, you may wire funds directly to MEMBERS Mutual Funds at:

                       Boston  Safe  Deposit & Trust
                       ABA  #011001234
                       FOR:  MEMBERS  Mutual  Funds
                       A/C  143286
                       FBO [shareholder name and account number]

The instructions for wiring funds must specify the fund name(s), your choice of share class(es), your account number(s), the name(s) in which the account(s) is
(are) registered, and the amount of your investment with respect to each fund. Your credit union or other financial institution may charge a fee to wire the funds.

If you are selling shares, you may request that the proceeds of the sale are wired to you, provided that you have preauthorized the wiring of funds and the necessary information is on file with MEMBERS Mutual Funds. Boston Safe Deposit & Trust will deduct a $10 fee from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.


Exchanges. The Trust permits exchanges of shares of any class of any fund for shares of the same class in any other fund. Exchanges of Class A shares of a fund for Class A shares of another fund are based on the respective NAVs of the shares being exchanged, unless the exchanging shareholder paid an initial sales charge for the shares being exchanged lower than that which such shareholder would have paid for the shares received in the exchange if such shareholder had purchased such shares directly. In such a case, a sales charge equal to the difference between the initial sales charge actually paid and the initial sales charge that would have been imposed will be assessed. No sales charge or transactions charge is otherwise imposed. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.


To protect the interests of other investors in the fund, a fund may refuse any exchange order and may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

You will be automatically eligible for telephone exchange privileges unless you indicate otherwise in your application.

Certificated Shares. We do not issue share certificates. Instead, ownership of all shares is electronically recorded. Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by State. You may only invest in, or exchange into, fund shares legally available in your state.


Dividends and Account Policies


Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any systematic reinvestment or transaction) that affects your account balance and after any changes of name or address of the registered owner(s).

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends. The funds generally distribute most or all of their net earnings in the form of dividends.

------------------------------- ------------------------ ----------------------
                          Timing of Dividend Payments
------------------------------- ------------------------ ----------------------
           Fund                 Dividends Declared          Dividends Paid
------------------------------- ------------------------ ----------------------
       Cash Reserves                     Daily                  Monthly
------------------------------- ------------------------ ----------------------
           Bond                          Daily                  Monthly
------------------------------- ------------------------ ----------------------
         Balanced                       Monthly                 Monthly
------------------------------- ------------------------ ----------------------
        High Income                      Daily                  Monthly
------------------------------- ------------------------ ----------------------
     Growth and Income                 Quarterly               Quarterly
------------------------------- ------------------------ ----------------------
   Capital Appreciation                Annually                Annually
------------------------------- ------------------------ ----------------------
    International Stock                Annually                Annually

Dividend Reinvestments. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if, for any reason, the check is not deliverable, your dividends will be reinvested and no interest will be paid on amounts represented by the check.

Additionally, you may be able to invest the dividends from one of the MEMBERS Mutual Funds in shares of another one of the MEMBERS Mutual Funds, subject to certain minimum requirements. Call MEMBERS Mutual Funds at 1-800-877-6089 for details about cross-fund dividend reinvestment.


Taxability of Dividends. As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.


Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


Small Accounts (Non-retirement Only). We reserve the right, and currently intend, to close any account (excluding systematic investment program accounts) that has had a balance of less than $1,000 for 18 consecutive months. Your account will not be closed if its drop in value is due to fund performance or the effects of sales charges. We will mail you the proceeds if your account is closed.

Additional Investor Services


Systematic Investment Program. You can set up regular investments from your paycheck or credit union or other financial institution account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments must be made at least once each quarter and must each be at least $150 per fund. Systematic investments may be transacted semi-monthly, monthly, bi-monthly or quarterly. To take advantage of the systematic investment program, simply complete the appropriate parts of your account application or work with your financial representative.


Systematic Withdrawal Program. If your account balance is at least $5,000, you can make systematic withdrawals from your account. You must fill out the relevant portion of your account application, specifying the payee(s) (which may be yourself and/or any other party or parties) and the payment schedule (semi-monthly, monthly, bi-monthly, quarterly, semi-annually or in selected months). All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or CUNA Brokerage. No CDSC will be charged on systematic withdrawals that are limited annually to no more than 12% of your account's value. This 12% "free out" is in addition to other withdrawals permitted free of CDSCs (see "How Sales Charges Are Calculated").


Systematic Exchange Program. If your account balance is at least $5,000, you can exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchanges, and you can terminate the program at any time. Each systematic exchange must be at least $150 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or work with your financial representative.

                 You should not use the systematic withdrawal or exchange programs to sell shares of a fund that you are also planning to buy. Buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges.


Retirement Plans. Shares of MEMBERS Mutual Funds can be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund with a minimum initial investment of $1,000. To find out more, call your MEMBERS Mutual Funds representative at 1-800-877-6089.


MORE ABOUT THE MEMBERS MUTUAL FUNDS

Organization


Each fund is a separate investment portfolio of the MEMBERS Mutual Funds, an open-end management investment company that is organized as a Delaware business trust and governed by a board of trustees. Each fund is classified as "diversified" under applicable federal securities laws. The board retains various service providers to carry out each fund's operations, including the investment adviser and any subadvisers, custodian, transfer agent and others. The diagram on page 37 is intended to give you a sense of the relationships among a fund and its various service providers. The board has the right (and the obligation) to terminate a fund's relationship with a service provider and to retain a different service provider if the board believes it is in the shareholders' best interests to do so.


The board may include individuals who are affiliated with CIMCO, the funds' investment adviser. However, the majority of board members are not affiliated with CIMCO.


The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales Compensation").


The MEMBERS Mutual Funds issue a separate series of shares of beneficial interest for each fund, subdivided into class A shares and class B shares. Each series of shares represents a fractional undivided interest in its fund.


                              MEMBERS Mutual Funds
                              Organizational Chart

[GRAPHIC: an organizational chart with the following circles connected by either solid, dotted or dashed lines and arrows. In the center, there is a circle (the "fund circle") containing the words "MEMBERS Mutual Funds, Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, and International Stock Fund." Clockwise from the top, there is a circle containing the words "You (a shareholder) - along with the other shareholders, you own the fund and have the right to elect trustees" connected to the fund circle by a solid arrow and connected to a circle (the "board circle") containing the words "Board of Trustees - have overall management responsibility over the funds" by a dotted arrow. The board circle is connected to the fund circle by a dotted arrow. A circle containing the words "Custodian State Street Bank and Trust Company - holds the assets of each fund separate from any other account" is connected to the fund circle with a dashed arrow. A circle containing the words "Independent Public Accountant KPMG Peat Marwick LLP audits the funds' financial statements, books and reports" is connected to the fund circle with a dashed arrow. A circle containing the words "Distributor (also call ed the `Principal Underwriter') CUNA Brokerage Services, Inc. - buys shares from the funds and sells them to you through its registered representatives or to other broker-dealers" is connected to the fund circle with a dashed arrow. A circle containing the words "Transfer Agent First Data Investor Services Group, Inc. - performs shareholder servicing functions, such as processing purchase and redemption requests, electronic recordkeeping and paying dividends" is connected to the fund circle with a dashed arrow. A circle (the "assets circle") containing the words "Portfolio Securities - the investments held by each fund" is connected to the fund circle with a solid arrow. A circle (the "subadviser circle") containing the words "Subadvisers Massachusetts Financial Services Company IAI International Limited Lazard Asset Management - manage certain portions of the assets of certain funds" is connected to the asset circle with a dotted arrow. The subadviser circle is also connected with a dashed arrow to a circle (the "adviser circle") containing the words "Investment Adviser CIMCO Inc. - manages the assets of each of the funds." The adviser circle is connected to the fund circle with a dashed arrow and connected to the assets circle with a dotted arrow. A circle containing the words "Fund Administrator First Data Investor Services Group, Inc. - conducts daily fund accounting and SEC compliance reporting" is connected to the fund circle with a dashed arrow. A legend at the bottom of the page states that a dashed arrow indicates a contractual relationship, a solid arrow indicates an ownership relationship, and a dotted arrow indicates a management relationship.]

Portfolio Management

CIMCO was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). The majority of CIMCO's board of directors are independent of the MEMBERS Mutual Funds and the CUNA Mutual Group. CIMCO's principal place of business is 5910 Mineral Point Road, Madison, WI 53705.


CIMCO employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation funds are managed by portfolio managers employed by CIMCO. As of the date of this prospectus, CIMCO's team consisted of the following portfolio managers:


Lawrence R. Halverson, CFA (Chartered Financial Analyst), is co-manager of the Cash Reserves, Bond, Balanced, Growth and Income and Capital Appreciation funds. Since December 1, 1987, he has been employed with CIMCO and is now Senior Vice President and Secretary of CIMCO.

Joseph L. Gogola, CFA, is co-manager of the Cash Reserves, Bond and Balanced funds. He has been employed by CIMCO since January 1, 1992, and had been employed in the Investment Department of CUNA Mutual Insurance Society for 13 years prior to that date.

Annette E. Hellmer, CFA, is co-manager of the Balanced, Growth and Income and Capital Appreciation funds. She has been employed by CIMCO since August 1, 1996.

Daniel E. Julie, CFA, CPA, is co-manager of the Balanced, Growth and Income and Capital Appreciation funds. He has been employed by CIMCO since June 1, 1993.


In addition to work on behalf of the MEMBERS Mutual Funds, each manager performs advisory services for CIMCO's other clients. CIMCO may add or remove members of their portfolio management team without gaining your approval.


CIMCO manages the assets of the High Income Fund and International Stock Fund using a "manager of managers" approach under which CIMCO allocates each fund's assets among one or more "specialist" subadvisers. CIMCO selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and CIMCO does not anticipate frequent changes in subadvisers. Criteria for employment of subadvisers will include, but will not be limited to, proven discipline and thoroughness in pursuit of stated investment objectives, consistently above-average performance and an ability to conserve values in down markets, and a high level of service and responsibility to clients (i.e., the overall competence of the subadviser's staff and organization). The various subadvisers may (but do not have to) have different investment styles and security selection disciplines.

CIMCO monitors the performance of each subadviser and of each fund's portfolio and, to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. For example, CIMCO may recommend a reallocation if, under its strategic analysis, a subadviser's allocation has become overweighted as a result of extended appreciation and CIMCO wants to allocate additional assets to what it perceives to be more undervalued securities and management styles. CIMCO might also reallocate a fund's assets based upon poor performance of the assets under the management of a particular subadviser, concerns about the manner in which a particular subadviser is conducting its business, or a change in a subadviser's portfolio management team. MEMBERS Mutual Funds and CIMCO have requested (and anticipate receiving) an order of the Commission that would permit the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. The MEMBERS Mutual Funds board will not employ any subadviser, other than those described below, without shareholder approval unless and until such an order is granted.


As of the date of this prospectus, Massachusetts Financial Services Company ("MFS") is the only subadviser managing the assets of the High Income Fund. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were approximately $64.3 billion on behalf of approximately 2.6 million investor accounts as of July 31, 1997. As of such date, the MFS organization managed approximately $20.3 billion of assets in fixed-income funds advised by MFS and fixed income portfolios advised by MFS's wholly-owned subsidiary, MFS Institutional Advisors, Inc. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada.


For its services to the fund, MFS receives a management fee from CIMCO, computed and accrued daily and paid monthly, at the following annual rates:

                         Percentage        Net Assets Managed by MFS
                         0.400%            First $10,000,000
                         0.375%            Next $90,000,000
                         0.350%            Next $150,000,000
                         0.325%            Next $250,000,000
                         0.300%            Over $500,000,000


As of the date of this prospectus, the assets of the International Stock Fund are managed in part by IAI International Limited ("IAI") and in part by Lazard Asset Management ("Lazard").

In addition to the International Stock Fund, IAI furnishes investment advice to other concerns, including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, and has total assets under management in excess of $16 billion. The ultimate corporate parent of IAI is Lloyds TSB Group plc, a publicly held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking.


For its services to the fund, IAI receives a management fee from CIMCO, computed and accrued daily and paid monthly, at the following annual rates:

                         Percentage        Net Assets Managed by IAI
                         0.75%             First $25,000,000
                         0.60%             Next $25,000,000
                         0.50%             Over $50,000,000


Lazard began managing separate account international equity portfolios in 1985. Lazard has 73 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a division of LF&Co. which, based in New York, provides financial advisory services to both institutional and private clients regarding investment banking, corporate finance, and real estate finance. LF&Co. established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, Australia, all of which are controlled by Lazard. Lazard also works closely with Lazard Freres - Gestion Banque, based in Paris, which is affiliated with Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Lazard also has affiliates in Milan, Frankfurt, Singapore, Bombay, and Beijing.


For its services to the fund, Lazard receives a management fee from CIMCO, computed and accrued daily and paid monthly, equal on an annual basis to 1.05% of net assets managed by Lazard and invested in emerging markets securities and 0.75% of net assets managed by Lazard and invested in international small capitalization securities.

As noted above, MEMBERS Mutual Funds and CIMCO have requested an order from the Commission that would permit the hiring of subadvisers without shareholder approval. If the order is granted, you will receive an "information statement" within 90 days of a change in subadvisers that will provide you with relevant information about the reasons for the change and any new subadviser(s).

Even though subadvisers have day-to-day responsibility over the management of the High Income Fund and International Stock Fund, CIMCO retains the ultimate responsibility for the performance of these funds and will oversee the subadvisers and recommend their hiring, termination, and replacement.

CIMCO may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income Fund and International Stock Fund.

Use of Certain Brokers


CIMCO may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when CIMCO believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.

Compensation of Dealers and their Representatives

The MEMBERS Mutual Funds pay compensation to CUNA Brokerage for selling the funds' shares. CUNA Brokerage passes along a portion of this compensation to your financial representative.


Compensation payments originate from two sources: from sales charges (front-end sales charges for Class A shares and CDSCs for Class B shares) and from 12b-1 fees (for Class B shares) that are paid by you, the investor, out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The sales charges and 12b-1 fees paid by investors are detailed in the section "Your Account -- How Sales Charges Are Calculated" earlier in this prospectus. The portions of these expenses that are reallowed to CUNA Brokerage are shown in the table below.


Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and interest expenses.


    $0 to $49,999           Equity funds(1)        5.3%           5.0%
                          ------------------------------------------------------
                            Income funds(2)        4.3%           4.0%
--------------------------------------------------------------------------------
 $50,000 to $99,999         Equity funds(1)        4.3%           4.0%
                          ------------------------------------------------------
                            Income funds(2)        3.8%           3.5%
--------------------------------------------------------------------------------
$100,000 to $249,999           All funds           3.3%           3.0%
--------------------------------------------------------------------------------
$250,000 to $499,999           All funds           2.3%           2.0%
--------------------------------------------------------------------------------
$500,000 to $999,999           All funds           1.9%           1.7%
--------------------------------------------------------------------------------
More than $1,000,000           All funds          1.0%(3)        0.8(4)%
--------------------------------------------------------------------------------


       CLASS B
--------------------------------------------------------------------------------
     All amounts               All funds          4.5%(5)         4.0%
--------------------------------------------------------------------------------

        (1) Cash Reserves Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, and International Stock Fund.

        (2)     Bond Fund and High Income Fund.


        (3)     Maximum CDSC on A shares sold without payment of sales charges.


        (4) The maximum reallowance or commission on A share purchases over $3,000,000 is 0.5%.


        (5)     Maximum CDSC on B shares.

                       STATEMENT OF ADDITIONAL INFORMATION


                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705




        This is not a prospectus. This statement of additional information should be read in conjunction with the prospectus for the MEMBERS Mutual Funds which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing.
        For  a  copy  of  the   prospectus,   dated             ,  1997,   Call
        1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 5175, Westborough, MA 01581.

TABLE OF CONTENTS                                                        Page

GENERAL INFORMATION
INVESTMENT PRACTICES
Practices Authorized but not Used
Lending Portfolio Securities
Restricted and Illiquid Securities

Options on Securities and Securities  Indices
Futures  Contracts and Options on Futures Contracts
Foreign Transactions
Certain Bond Fund Practices
Lower-Rated Corporate  Debt  Securities
Other  Debt  Securities
Convertible   Securities
Repurchase   Agreements
Reverse  Repurchase  Agreements
Government  Securities
Forward Commitment and When-Issued  Securities
Mortgage-Backed and Asset-Backed Securities
Other Securities  Related to Mortgages
Real Estate  Investment  Trusts

INVESTMENT  LIMITATIONS

PORTFOLIO TURNOVER

MANAGEMENT OF THE TRUST
Trustees and Officers
Trustee  Compensation
Initial  Shareholders

PORTFOLIO  MANAGEMENT
The Management  Agreement with CIMCO Inc.
CIMCO Inc.
The Management  Agreements with Subadvisers
The  Subadviser  for the High Income Fund
The  Subadvisers  for the International  Stock Fund

DESCRIPTION OF THE TRUST'S SHARES
Shares of Beneficial Interest
Voting Rights
Limitation of Shareholder Liability
Limitation of Trustee and Officer Liability
Limitation of Interseries  Liability

MORE ABOUT PURCHASING AND  SELLING  SHARES
Offering  Price
Initial  Sales  Charge  on Class A Shares
Deferred Sales Charge on Class B Shares
Special Redemptions

ADDITIONAL INVESTOR SERVICES  AND  PROGRAMS
Systematic  Investment  Program
Systematic  Withdrawal Program
Exchange  Privilege and Systematic  Exchange  Program
Reinstatement or Reinvestment  Privilege

DISTRIBUTION  (12b-1)  PLANS  AND  AGREEMENT

CUSTODIAN

INDEPENDENT  AUDITORS

BROKERAGE

HOW SECURITIES ARE OFFERED
Distributor
Transfer Agent

NET  ASSET  VALUE OF  SHARES
Cash  Reserves  Fund
Valuation  Procedures

DIVIDENDS,  DISTRIBUTIONS AND TAXES
Options and Futures  Transactions
Straddles

CALCULATION  OF YIELDS AND TOTAL  RETURNS
Cash  Reserves  Fund Yields
Other Fund Yields
Average  Annual Total  Returns
Other Total  Returns

RATINGS
Ratings as Investment Criteria
Description of Bond Ratings
Description of Commercial Paper Ratings

LEGAL COUNSEL

FINANCIAL STATEMENTS

GENERAL INFORMATION


The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of seven separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The seven funds are: Cash Reserves, Bond, Balanced, High Income, Growth and Income, Capital Appreciation and International Stock.

The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.


INVESTMENT PRACTICES


The prospectus describes the investment objective and policies of each of the seven funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.


Practices Authorized but not Used


No fund (other than the International Stock Fund) has a current intention of investing in options, financial futures, stock index futures and related options in the foreseeable future. No fund has a current intention of engaging in the lending of portfolio securities in the foreseeable future. If any fund uses one of these practices in the foreseeable future, no more than 10% of the fund's total assets will be at risk thereby.

All of the funds may invest in foreign securities, although only the International Stock Fund and the High Income Fund are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.

If a fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.


Lending Portfolio Securities


All funds, except the Cash Reserves Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, CIMCO Inc. ("CIMCO"), to be creditworthy and will not be made unless, in CIMCO's judgment, the consideration to be earned from such loans would justify the risk.


Restricted and Illiquid Securities


Each fund may invest in illiquid securities up to the percentage limits described in the prospectus. CIMCO or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock Fund and the High Income Fund of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.


Options on Securities and Securities Indices


Writing  Options.  All of the funds  (except the Cash  Reserves  Fund) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the Cash Reserves Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. The funds (other than the Cash Reserves Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.


Yield Curve Options. The Bond, Balanced, and High Income Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Bond, Balanced or High Income Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The funds (other than the Cash Reserves Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts


The funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the Cash Reserves Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.


The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.


Foreign Transactions


Foreign Securities. Each fund may invest in foreign securities (as defined below), although the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.


Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include EDRs, GDRs, and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.


Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.


Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the Cash Reserves Fund may invest in GDRs and EDRs.


ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.


EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. The High Income and International Stock Funds may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the High Income and International Stock Funds' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, CIMCO and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions Generally. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The High Income and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The High Income and International Stock Funds may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index Futures and Related Options" above for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


The High Income Fund and International Stock Fund may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher Risk Securities and Practices" chart in the prospectus for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income Fund and International Stock Fund may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that perserves a certain return within a state range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income Fund or International Stock Fund would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.


Certain Bond Fund Practices


The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond Fund and Balanced Fund will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond Fund or Balanced Fund in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Non-Investment Grade Securities" below for a description of these securities and their attendant risks and "Ratings" below for a description of the rating categories.


All three Bond Funds may also invest in debt options, interest rate futures contracts, and options on interest rate futures contracts, and may utilize interest rate futures and options to manage the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond Fund and Balanced Fund will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The High Income Fund may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no Bond Fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

Lower-Rated Corporate Debt Securities


As described in the prospectus, each fund, other than the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poors or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). (See "Ratings" below for a description of the rating categories.)

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.


Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.


Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.


Other Debt Securities


U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The High Income Fund may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.


Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturer.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.


Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the High Income Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.


Convertible Securities


The Balanced, High Income, Growth and Income, Capital Appreciation and International Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.


Repurchase Agreements


Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.


Reverse Repurchase Agreements


Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.


Government Securities

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")


Forward Commitment and When-Issued Securities


Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Mortgage-Backed and Asset-Backed Securities


The Bond, Balanced, High Income and Growth and Income Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.


Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


The Cash Reserves Fund and Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the Cash Reserves Fund and Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by CIMCO or its affiliates.


Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The High Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The High Income Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The High Income Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").


In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The High Income Fund may also invest in parallel pay CMOs and planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The High Income Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the High Income Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.


Mortgage Dollar Rolls. The High Income Fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


Real Estate Investment Trusts


The Bond, Balanced, High Income and Growth and Income Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

INVESTMENT LIMITATIONS


The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;


(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);


(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;


(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;


(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or


(8) issue senior securities to the extent such issuance would violate applicable law.


The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:


(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

    Cash Reserves Fund            25%, but limited to U.S. dollar denominated
                                  foreign money market securities

    Bond Fund                     20%
    Balanced Fund                 25%
    High Income Fund              50%
    Growth and Income Fund        25%
    Capital Appreciation Fund     25%
    International Stock Fund      100%

(3) Purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves, Growth and Income, and Capital Appreciation Funds) of the net assets of the fund taken at market value, would be invested in such securities.


Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TURNOVER


While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Cash Reserves Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.

Each fund (other than the Cash Reserves Fund) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. The Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund.
Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less).


MANAGEMENT OF THE TRUST

Trustees and Officers


     Name, Address                 Position(s) Held            Principal Occupation
       and Age                     with the Trust              During Past Five Years


Michael S. Daubs*                  Trustee (Chairman)          CIMCO Inc.
5910 Mineral Point Road            1997 - Present              President, 1982 - Present
Madison, WI 53705
Age - 54                                                       CUNA Mutual Insurance Society
                                                               Chief Investment Officer
                                                               1990 - Present

                                                               CUNA Mutual Life Insurance Company
                                                               Chief Investment Officer
                                                               1973 - Present

Michael S. Daubs*                  Trustee (Chairman)          CIMCO Inc.
5910 Mineral Point Road            1997 - Present              President, 1982 - Present
Madison, WI 53705
Age - 54                                                       CUNA Mutual Life Insurance Company
                                                               Chief Investment Officer
                                                               1973 - Present

                                                               CUNA Mutual Insurance Society
                                                               Chief Investment Officer
                                                               1990 - Present


Lawrence R. Halverson*             Trustee and President       CIMCO Inc.
5910 Mineral Point Road            1997 - Present              Senior Vice President, 1996 - Present
Madison, WI 53705                                              Vice President, 1987 - 1996
Age - 51                                                       Secretary, 1992 - Present

                                                               CUNA Brokerage Services, Inc.
                                                               President, 1996 - Present


Scott R. Powell*                   Secretary and Principal     CIMCO Inc.
5910 Mineral Point Road            Financial and Accounting    Investment Officer - Mutual Funds, 1997 - Present
Madison, WI 53705                  Officer                     Investment Officer - Marketing, 1993 - 1996
Age - 35                           1997 - Present

                                                               T. Rowe Price
                                                               Vice President, 1996 - 1997

                                                               Century Life of America
                                                               Area Sales Manager, 1992 - 1993

Gwendolyn M. Boeke                 Trustee                     Evangelical Lutheran Church in America (Chicago,
2000 Heritage Way                  1997 - Present              Illinois)
Waverly, IA 50677                                              Regional Director, ECLA Foundation
Age - 62                                                       1990 - Present

Alfred L. Disrud                   Trustee                     Planned Giving Services (Waverly, Iowa)
2000 Heritage Way                  1997 - Present              Owner
Waverly, IA 50677                                              1986 - Present
Age - 76


Kieth S. Noah                      Trustee                     Noah, Smith, & Schuknecht, L.L.C. (Charles City,
2000 Heritage Way                  1997 - Present              Iowa)
Waverly, IA 50677                                              Partner
Age - 77                                                       1948 - Present


Thomas C. Watt                     Trustee                     MidAmerica Energy Company (Waterloo, Iowa)
2000 Heritage Way                  1997 - Present              Manager, Business Initiatives
Waverly, IA 50677                                              1987 - Present
Age - 61
                                                               Midwest Power Systems, Inc. (Waterloo, Iowa)
                                                               District Manager
                                                               1992 - 1997

                                                               Iowa Public Service Company (Waterloo, Iowa)
                                                               Vice President - East District
                                                               1962 - 1992
---------------------------------- --------------------------- -----------------------------------------------------

* "Interested person" as defined in the 1940 Act.

Trustee Compensation


                                                         Total Compensation from
                              Aggregate Compensation          Trust and Fund
 Name of Person, Position          from Trust(1)               Complex(1)(2)

 Michael S. Daubs(3)                     None                     None

 Lawrence R. Halverson(3)                None                     None

 Gwendolyn M. Boeke                     $4,000                   $8,000

 Alfred L. Disrud                       $4,000                   $8,000

 Kieth S. Noah                          $4,000                   $8,000

 Thomas C. Watt                         $4,000                   $8,000


        (1)      Amounts estimated for the fiscal year ending October 31, 1998.
        (2)      "Fund Complex" includes the Trust and the Ultra Series Fund.
        (3)      Non-compensated interested trustee.

Initial Shareholders


As of the date of this SAI, CUNA Mutual Insurance Society, based upon its $50,000 seed money investment in each fund other than the High Income Fund, owns 100% of the shares of each such fund. Also as of the date of this SAI, CUNA Mutual Life Insurance Company, based upon its $50,000 seed money investment in the High Income Fund, owns 100% of the shares of such fund.

Based upon seed money and other subsequent investments, it is anticipated that, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. will own more than 25% of the shares of each fund and may be deemed to control each fund. The following table sets forth each such company's anticipated approximate ownership of each fund shortly after the commencement of the public offering of the funds' shares (the figures below represent both seed money and anticipated subsequent investments):

                                                                               Growth       Capital
                            Cash                                High Income      and      Appre-ciation   Int'l
     Shareholder          Reserves       Bond       Balanced                   Income                     Stock


CUNA Mutual Insurance    $1,500,000   $1,500,000   $3,000,000                $1,500,000   $1,500,000    $5,000,000
Society                    (50%)         (50%)       (100%)                     (50%)        (50%)        (25%)

CUNA Mutual Life         $1,500,000   $1,500,000                $5,000,000                              $3,000,000
Insurance Company          (50%)         (50%)                    (100%)                                  (15%)

CUMIS Insurance                                                              $1,500,000   $1,500,000   $12,000,000
Society, Inc.                                                                   (50%)        (50%)        (60%)
----------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------


Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.


PORTFOLIO MANAGEMENT

The Management Agreement with CIMCO Inc.


The Management Agreement ("Agreement") requires that CIMCO Inc. ("CIMCO") provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays CIMCO a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

                 Fund                         Management Fee
                 Cash Reserves                      0.40%
                 Bond                               0.50%
                 Balanced                           0.65%
                 High Income                        0.55%
                 Growth and Income                  0.55%
                 Capital Appreciation               0.75%
                 International Stock                1.05%

CIMCO has voluntarily agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):


                 Fund                             Expense "Cap"
                 Cash Reserves                      0.15%
                 Bond                               0.15%
                 Balanced                           0.20%
                 High Income                        0.20%
                 Growth and Income                  0.20%
                 Capital Appreciation               0.20%
                 International Stock                0.30%


CIMCO makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to CIMCO's duties.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by CIMCO on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.


The Management Agreement provides that CIMCO shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

CIMCO Inc.


CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in CIMCO. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. CIMCO has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual
Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.


CIMCO's directors and principal officers are as follows:


        Joyce A. Harris           Director and Chair
        James C. Hickman          Director
        Michael B. Kitchen        Director
        Michael S. Daubs          Director and President
        George A. Nelson          Director and Vice Chair
        Lawrence R. Halverson     Senior Vice President and Secretary
        Donald E. Heltner         Vice President and Treasurer
        Charles A. Knudsen        Vice President
        Daniel J. Larson          Vice President
        Thomas J. Merfeld         Vice President
        Lois A. O'Rourke          Vice President


The Management Agreements with Subadvisers


As described in the prospectus, CIMCO manages the assets of the High Income and International Stock Funds using a "manager of managers" approach under which CIMCO allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and CIMCO have requested an order from the Commission that would permit the hiring of Subadvisers without shareholder approval. If the Trust and CIMCO receive such an order, shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).


Even though Subadvisers have day-to-day responsibility over the management of the High Income and International Stock Funds, CIMCO retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

CIMCO may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income and International Stock Funds.

The Subadviser for the High Income Fund


As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. The prospectus contains a description of MFS and its fee for managing the assets of the High Income Fund.


The Subadvisers for the International Stock Fund


As of the date of the prospectus, the assets of the International Stock Fund are managed in part by IAI International Limited ("IAI") and in part by Lazard Asset Management ("Lazard"). The prospectus contains descriptions of IAI and Lazard and their fees for managing portions of the assets of the International Stock Fund.


DESCRIPTION OF THE TRUST'S SHARES

Shares of Beneficial Interest


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the seven funds described in the prospectus. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the fund, designated as Class A and Class B.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.


Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.


To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.


Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability


All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.


MORE ABOUT PURCHASING AND SELLING SHARES


The following discussion expands upon the section entitled "Your Account" in the prospectus.

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.


Initial Sales Charge on Class A Shares


The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA Brokerage.


Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.


Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to CUNA Brokerage. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes CUNA Brokerage to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes CUNA Brokerage to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

Deferred Sales Charge on Class B Shares


Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the five-year CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver  of  Contingent  Deferred  Sales  Charge.  The  CDSC  will be  waived  on
redemptions  of  Class  B  shares,   unless   indicated   otherwise,   in  these
circumstances:

For all account types:


[bullet] Redemptions made pursuant to the Trust's right to liquidate small accounts (see "Dividends and Account Policies -- Small Accounts" in the prospectus).


[bullet]         Redemptions   made  under   certain   liquidation,   merger  or
                 acquisition transactions involving other investment companies or personal holding companies.

[bullet]         Redemptions due to death or disability.

[bullet]         Redemptions  made  under  the   Reinstatement   Privilege,   as
                 described in "Reinstatement or Reinvestment Privilege" below.

[bullet] Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Internal Revenue Code of 1986, as amended (the "Code"), unless otherwise noted.

[bullet]         Redemptions   made  to  effect  mandatory  or  life  expectancy
                 distributions under the Code.

[bullet]         Returns of excess contributions made to these plans.

[bullet] Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).

Please see the following chart for more information on Class B CDSC waivers.

Class B CDSC Waiver Chart

                         ERISA Plans                                  NON-ERISA Plans

Type of Distribution     401(a) Plan       Supplemental                             IRA or         Non-Retirement
                       401(k) Plan or       403(b) Plan         457 Plan         IRA Rollover           Plan
                         403(b) Plan


Death or Disability   Waived             Waived             Waived             Waived             Waived


Over 70 1/2           Waived             Waived             Waived             Waived for         Waived for up to
                                                                               mandatory          12% of account
                                                                               distributions or   value annually
                                                                               up to 12% of       in periodic
                                                                               account value      payments
                                                                               annually in
                                                                               periodic payments

Between               Waived             Waived             Waived             Waived for Life    Waived for up to
59 1/2and 70 1/2                                                                 Expectancy or up   12% of account
                                                                               to 12% of          value annually
                                                                               account value      in periodic
                                                                               annually in        payments
                                                                               periodic payments

Under 59 1/2          Waived             Waived for         Waived for         Waived for         Waived for up to
                                         annuity payments   annuity payments   annuity payments   12% of account
                                         (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                         12% of account     12% of account     12% of account     in periodic
                                         value annually     value annually     value annually     payments
                                         in periodic        in periodic        in periodic
                                         payments           payments           payments


Loans                 Waived             Waived             N/A                N/A                N/A

Termination of Plan   Not Waived         Not Waived         Not Waived         Not Waived         N/A

Hardships             Waived             Waived             Waived             N/A                N/A

Return of Excess      Waived             Waived             Waived             Waived             N/A


Any shareholder who qualifies for a CDSC waiver under one of these situations must notify the funds' transfer agent, First Data Investor Services Group, Inc. ("First Data"), at the time such shareholder requests a redemption. (See "Contacting the Funds' Transfer Agent" in the prospectus.) The waiver will be granted once First Data has confirmed that the shareholder is entitled to the waiver.


Special Redemptions


Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.


ADDITIONAL INVESTOR SERVICES AND PROGRAMS


The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.


Systematic Investment Program


As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:


[bullet] The investments will be drawn on or about the day of the month indicated.

[bullet] Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

[bullet] The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program


As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.


Exchange Privilege and Systematic Exchange Program


Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")


As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to First Data.


Reinstatement or Reinvestment Privilege


If First Data is notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 90 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same or another fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the same or any other fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from the redemption at NAV in additional shares of the class and fund from which the redemption was made. The new shares will not be subject to any CDSC.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."


DISTRIBUTION (12b-1) PLANS AND AGREEMENT


The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.


The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.


Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.

CUSTODIAN


State Street Bank and Trust Company is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.


INDEPENDENT AUDITORS

The financial statements have been included herein in reliance upon the report of KPMG Peat Marwick, 4200 Norwest Center, 90 S. Seventh Street, Minneapolis, MN 55402, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

BROKERAGE


It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or CIMCO is considered to be in addition to and not in lieu of services required to be performed by CIMCO under its contract with the Trust. Research obtained on behalf of the Trust may be used by CIMCO in connection with CIMCO's other clients. Conversely, research received from placement of brokerage for other accounts may be used by CIMCO in managing investments of the Trust. Therefore, the correlation of the cost of research to CIMCO's individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and CIMCO's other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.


The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.

Where advantageous, the Trust may participate with CIMCO's other clients in "bunching of trades" wherein one purchase or sale transaction representing several different client accounts is placed with a broker. CIMCO has established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

HOW SECURITIES ARE OFFERED

Distributor

Shares of the Trust are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

Transfer Agent


First Data Investor Services Group, Inc. ("First Data"), 4400 Computer Drive, Westborough, Massachusetts 01581-5120, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at First Data at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:


                 MEMBERS Mutual Funds
                 P.O. Box 5175
                 Westborough, Massachusetts 01581

Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:

                 First Data Investor Services Group, Inc.
                 MEMBERS Mutual Funds
                 Attn: Work Management 1CE25
                 4400 Computer Drive
                 Westborough, Massachusetts 01581-5120

NET ASSET VALUE OF SHARES


The NAV per share is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.

The NAV per share was initially set at $10.00 per share for each fund other than the Cash Reserves Fund. The NAV per share was initially set at $1.00 per share for the Cash Reserves Fund (see "Cash Reserves Fund" below).


Cash Reserves Fund


The Trustees have determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Cash Reserves Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.


It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

Valuation Procedures

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the valuation period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.


Stripped treasury securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the fund's institutional size holdings. When readily available market quotations are not available, the fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by CIMCO. If CIMCO believes that a valuation still does not represent a fair value, it will present for approval of the Trustees such other valuation as CIMCO considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.


Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.

CIMCO, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:

        1. Securities (including restricted securities) for which complete quotations are not readily available;

        2. Listed securities if, in CIMCO's opinion, the last sale price does not reflect the current market value or if no sale occurred; and

        3.      Other assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES


Each fund has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under the Code. In order to qualify for that treatment, each fund must must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the International Stock Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The International Stock Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the income requirement. However, income from the disposition of foreign currencies that are not directly related to the fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months.

If a fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the fund's hedging transactions. To the extent this treatment is not available, a fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the fund to continue to qualify as a RIC.

The treatment of income dividends and capital gain distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's Investment Adviser or of its investment policies and practices by any governmental authority.


Shareholders are urged to consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.


It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

     (i) Dividends on the Cash Reserves, Bond, and High Income Funds will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund;


     (ii)        Dividends  of ordinary  income from the  Balanced  Fund will be
                 declared  and  reinvested   monthly  in  additional   full  and
                 fractional shares of the Balanced Fund;

    (iii) Dividends of ordinary income, if any, from the Growth and Income Fund will be declared and reinvested quarterly in additional full and fractional shares of the Growth and Income Fund;


    (iv) Dividends of ordinary income, if any, from the Capital Appreciation and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund; and

     (v) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.


Options and Futures Transactions


The tax consequences of options transactions entered into by a fund will vary depending on the nature of the underlying security, whether the option is written or purchased and finally, whether the "straddle" rules, discussed separately below, apply to the transaction. When a fund writes a call or a put option on an equity or convertible debt security, the treatment for federal income tax purposes of the premium that it receives will, subject to the straddle rules, depend on whether the option is exercised. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

If a put or call option that a fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize a capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

One or more funds may invest in Section 1256 contracts. Section 1256 contracts generally include options on nonconvertible debt securities (including securities of U.S. Government agencies or instrumentalities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency, and options on foreign currency futures will qualify as Section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. In general, gain or loss on Section 1256 contracts will be treated as 60% long-term and 40% short-term capital gain or loss ("60/40"), regardless of the period of time particular positions are actually held by a fund. In addition, any Section 1256 contracts held at the end of each taxable year (and on October 31 of each year for purposes of determining the amount of capital gain net income that a fund must distribute to avoid liability for the 4% excise tax) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. This deemed realization does not cause a disposition for purposes of the "short-short" rule.


Straddles


Hedging transactions undertaken by a fund may result in "straddles" for federal income tax purposes. Straddles are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a fund may be treated as not creating a straddle).

To the extent that the straddle rules apply to positions established by a fund, losses realized by the fund may be either deferred or recharacterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

Each fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


CALCULATION OF YIELDS AND TOTAL RETURNS


From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.


Cash Reserves Fund Yields

From time to time, sales literature may quote the current annualized yield of the Cash Reserves Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities.


This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:


                    Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

    NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV =       the share value for the first day of the seven-day period.

Effective yield is calculated according to the following formula:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

    NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV =      the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the Cash Reserves Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Reserves Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Cash Reserves Fund may also be presented for periods other than a seven-day period.

Other Fund Yields


From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the Cash Reserves Fund) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The

30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 x (((NI - ES)/(U x UV)) + 1)6 - 1)

Where:


    NI = net income of the fund for the 30-day or one-month period attributable to the fund's shares.

    ES =        expenses of the fund for the 30-day or one-month period.


    U  =        the average number of shares outstanding.

   UV  =        the share value at the close  (highest) of the last day in the
                30-day or one-month period.


The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.


Average Annual Total Returns


From time to time, sales literature may also quote average annual total returns for one or more of the funds for various periods of time.

When a fund has been in operation for 1, 5, and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.


Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1

Where:


    TR     =    the  average  annual  total  return net of any fund  recurring charges.


   ERV     =    the ending redeemable value of the hypothetical  account at the end of the period.

    P      =   a hypothetical initial payment of $1,000.

    N      =   the number of years in the period.

Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1

Where:


        CTR   = The cumulative total return net of any fund recurring  charges for the period.


        ERV   = The ending redeemable value of the hypothetical  investment at the end of the period.

        P     = A hypothetical single payment of $1,000.

RATINGS

Ratings as Investment Criteria


In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by certain funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.


Description of Bond Ratings (As Published by the Rating Services)

Moody's Investors Service, Inc.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics, and in fact, have speculative characteristics as well.

Ba Bonds which are rated Ba and below are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are a poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of this generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB      Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly
B       speculative with  respect to the issuer's  capacity to pay interest and
CCC repay principal in accordance with the terms CCC of the obligation. BB CC indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Note: Standard & Poor's applies the modifiers of (+) or (-) in each generic rating classification from "AA" through "B" in its corporate bond rating system. The plus sign indicates that the security ranks in the higher end of this generic rating category; the lack of a modifier indicates a mid-range ranking; and the minus sign indicates that the issue ranks in the lower end of its generic rating category.

Description of Commercial Paper Ratings (As Published by the Rating Services)

Moody's Investors Service, Inc.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Standard & Poor's Corporation

A brief description of the applicable Standard & Poor's rating symbols for investment grade commercial paper and their meanings follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

LEGAL COUNSEL

Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust and certain of its affiliates.

FINANCIAL STATEMENTS


                              MEMBERS Mutual Funds
                      Statements of Assets and Liabilities
                               November 10, 1997

                                          Cash                                  High       Growth and       Capital         Inter-
                                         Reserves      Bond       Balanced     Income        Income       Appreciation     national
                                          Fund         Fund         Fund        Fund          Fund           Fund         Stock Fund
ASSETS:
     Cash ..........................     $50,000      $50,000      $50,000     $50,000       $50,000        $50,000        $50,000
     Deferred organizational expenses
     and offering costs (Note 1)....      66,951       66,951       66,951      66,951        66,951         66,951         66,951
          Total Assets .............     116,951      116,951      116,951     116,951       116,951        116,951        116,951


LIABILITIES:
     Payable due to Investment
     Adviser for reimbursement of
     organization expenses
     and offering costs (Note 1)....      66,951       66,951       66,951      66,951        66,951         66,951         66,951


NET ASSETS : .......................     $50,000      $50,000      $50,000     $50,000       $50,000        $50,000        $50,000

NET ASSETS :
     Class A Shares ................     $49,000      $49,000      $49,000     $49,000       $49,000        $49,000        $49,000
     Class B Shares ................      $1,000       $1,000       $1,000      $1,000        $1,000         $1,000         $1,000

NET ASSETS : .......................     $50,000      $50,000      $50,000     $50,000       $50,000        $50,000        $50,000


SHARES OF BENEFICIAL
INTEREST OUTSTANDING:
     Class A Shares ................      49,000        4,900        4,900       4,900         4,900          4,900          4,900
     Class B Shares ................       1,000          100          100         100           100            100            100


CLASS A SHARES:
Net asset value per share of
beneficial interest outstanding* ...       $1.00       $10.00       $10.00      $10.00        $10.00         $10.00         $10.00

CLASS B SHARES:
Net asset value and offering price
per share of beneficial interest* ..       $1.00       $10.00       $10.00      $10.00        $10.00         $10.00         $10.00

----------------------

* Redemption price is equal to NAV less any applicable CDSC.

NOTES TO STATEMENTS OF ASSETS AND LIABILITIES

1. Organization

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end,  diversified  management  investment  company.  As of the date of this report, the Trust offers seven Portfolios (individually, a "Portfolio", collectively, the "Portfolios") each with two classes of shares: Class A and Class B. Each class of shares represents interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund. The Trust has had no operations other than organizational matters and the issuance of 4,900 Class A and 100 Class B Shares of each of the Portfolios except for the Cash Reserve Fund which issued 49,000 Class A and 1,000 Class B Shares.

Costs incurred by the Portfolios in connection with its organization and the initial offering of its shares are estimated to be $66,951 for each Portfolio. The organizational costs will be deferred and amortized on a straight-line basis over the period of benefit not to exceed sixty months from the date upon which each Portfolio commences its investment operations. If any of the initial shares are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization costs.

2.   Agreements and Transactions with Affiliates

The Trust has entered into an Investment Advisory Agreement with CIMCO (the "Investment Adviser"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and 1.05% for the International Stock Fund. The Manager has entered into Sub-Adviser Agreements for the management of the investments of the High Income Fund and the International Stock Fund. The Manager is solely responsible for the payment of all fees to the Sub Advisers. The Sub-Advisers for these funds are Massachusetts Financial Services Company for the High Income Fund and Lazard Asset Management and IAI International Limited for the International Stock Fund.

The Investment Adviser voluntarily agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Adviser at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. The Investment Adviser has agreed to waive fees and /or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

Fund                         Class A        Class B
----                         -------        -------
Cash Reserves Fund           0.55%          1.30%
Bond Fund                    0.90%          1.65%
Balanced Fund                1.10%          1.85%
High Income Fund             1.00%          1.75%
Growth and Income Fund       1.00%          1.75%
Capital Appreciation Fund    1.20%          1.95%
International Stock Fund     1.60%          2.35%


Any reimbursements made by the Investment Adviser to a fund are subject to repayment by the fund within the subsequent eighteen months, to the extent that the fund is able to make the repayment within its expense cap.

The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), which is a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which First Data Investor Services Group provides services for a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined daily net assets of the Portfolios, 0.12% of the next $500 million of combined average daily net assets and 0.09% of combined average daily net assets over $1 billion. In addition, Investor Services Group also provides certain fund accounting and transfer agency services.

CUNA Brokerage serves as distributor of the Funds. The Trust adopted Distribution Plans with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.

3. Use of Estimates in the preparation of the Statement of Assets and Liabilities

The preparation of the Statement of Assets and Liabilities in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results differ from those estimates.




                          Independent Auditors' Report



The Shareholder and Board of Directors of
MEMBERS Mutual Funds:


We have audited the accompanying statements of assets and liabilities of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund, series within MEMBERS Mutual Funds, as of November 10, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of a financial statement includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash owned with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund as of November 10, 1997, in conformity with generally accepted principles.







Minneapolis, Minnesota
November 10, 1997

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(a)      Financial Statements

(1)      Included in Part A (Prospectus)
         N/A


(2)      Included in Part B (Statement of Additional Information)
         Statements of Assets and Liabilities, as of November 10, 1997 Notes to Statements of Assets and Liabilities
         Independent Auditors' Report


(b)      Exhibits

       (1)    Declaration   of  Trust   incorporated   herein  by  reference  to
              Registration Statement on Form N-1A (333-25511) filed on June 19, 1997.


       (2)    N/A

       (3)    N/A

       (4)    N/A

       (5)(a) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.

       (5)(b) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.

       (5)(c) Investment Sub-Advisory Agreement with IAI International Limited incorporated herein by reference to Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.

       (5)(d) Investment Sub-Advisory Agreement with Lazard Asset Management incorporated herein by reference to Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.

       (6)    Distribution   Agreement  with  CUNA  Brokerage   Services,   Inc.
              incorporated herein by reference to Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.


       (7)    N/A

       (8)    Custody Agreement with State Street Bank and Trust Company.

       (9)(a) Administration Agreement with First Data Investors Services Group, Inc.


       (9)(b) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc.


       (10)   Opinion and Consent of Sutherland, Asbill & Brennan LLP.

       (11)   Consent of KPMG Peat Marwick LLP.

       (12)   N/A

       (13)(a)Subscription Agreement with CUNA Mutual Insurance Society.

       (13)(b)Subscription Agreement with CUNA Mutual Life Insurance Company.

       (14)   N/A


       (15)(a)Distribution Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.

       (15)(b)Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.


       (16)   Schedule for Computation of Performance Quotations.

       (17)   N/A

       (18)   Plan of Multiple Classes of Shares


       (19)   Powers  of   Attorney   incorporated   herein  by   reference   to
              Registration Statement on Form N-1A (333-25511) filed on September 17, 1997.



Item 25.  Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "MORE ABOUT THE MEMBERS MUTUAL FUNDS" and Part B "THE INVESTMENT ADVISER" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own CIMCO Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society

                              ORGANIZATIONAL CHART
                             AS OF OCTOBER 31, 1997

CUNA Mutual Insurance Society
    Business: Life, Health & Disability Insurance
    May 20, 1935*
    State of domicile: Wisconsin
    CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

    1.  CUNA Mutual Investment Corporation
        Business: Holding Company
        September 15, 1972*
        State of domicile: Wisconsin
        CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

        a.     CUMIS Insurance Society, Inc.
                         Business: Corporate Property/Casualty Insurance
               May 23, 1960*
               State of domicile: Wisconsin
               CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

               (1)Credit Union Mutual Insurance Society New Zealand Ltd.
                  Business: Fidelity Bond Coverages
                  November l, 1990*
                  State of domicile: Wisconsin

        b.     League General Insurance Company
               Business: Individual Property/Casualty
               January 1, 1983*
               State of domicile: Michigan

        c.     CUNA Brokerage Services, Inc.
               Business: Brokerage
               July 19, 1985*
               State of domicile: Wisconsin

        d.     CUNA Mutual General Agency of Texas, Inc.
               Business: Managing General Agent
               August 14, 1991*
               State of domicile: Texas

        e.     MEMBERS Life Insurance Company
               Business: Credit Disability/Life/Health
               February 27, 1976*
               State of domicile: Wisconsin
               Formerly CUMIS Life & CUDIS

        f.     International Commons, Inc.
               Business: Special Events
               January 13, 1981 *
               State of domicile: Wisconsin

        g.     CUNA Mortgage Corporation
               Business: Mortgage Servicing
               November 20, 1978*
               State of domicile: Wisconsin

        h.     Investors Equity Insurance Company, Inc.
               Business: Private Mortgage Insurance
               April 14, 1994*
               State of Domicile: California

        i.     CUNA Mutual Insurance Agency, Inc.
               Business: Leasing/Brokerage
               March 1, 1974*
               State of domicile: Wisconsin
               Formerly CMCI Corporation

          CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

               (1)CM Field Services, Inc.
                  Business: Serves Agency Field Staff
                  January 26,1994*
                  State of domicile: Wisconsin

               (2)CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993*
                  State of domicile: Alabama

               (3)CUNA Mutual Insurance Agency of New Mexico, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

               (4)CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

               (5)CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993 *
                  State of domicile: Mississippi

               (6)CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines October 5, 1994*
                  State of domicile: Kentucky

               (7)CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                  State of domicile: Massachusetts

    2.  C.U.I.B.S. Pty. Ltd.
        Business: Brokerage
        February 18,1981 *
        Country of domicile: Australia

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.  C. U. Family Insurance Services, Inc./Colorado
    50% ownership by CUNA Mutual Insurance Agency, Inc.
    50% ownership by Colleague Services Corporation
    September 1, 1981

2.  C. U. Insurance Services, Inc./Oregon
    50% ownership by CUNA Mutual Insurance Agency, Inc.
    50% ownership by Oregon Credit Union League
    December 27, 1989

3.  CUFIS of New York, Inc.
    50% ownership by CUNA Mutual Insurance Agency, Inc.
    50% ownership by CUC Services, Inc.
    March 28, 1991

4.  The CUMIS Group Limited
    63.4% ownership by CUNA Mutual Insurance Society (as of 12-31 -96)

5.  CIMCO Inc. (CIMCO)
    50% ownership by CUNA Mutual Investment Corporation
    50% ownership by CUNA Mutual Life Insurance Company
    January 1, 1992

6. Cooperative Savings and Credit Unions Insurance Society "Benefit" SA(Poland) 70.9% ownership by CUNA Mutual Insurance Society
    15.3% ownership by CUMIS Insurance Society, Inc.
    13.8% ownership by Foundation for Polish Credit Unions
    September 1, 1992

7.  GWARANT, Ltd.
    50% ownership by CUNA Mutual Insurance Society
    50% ownership by Foundation for Polish Credit Unions
    February 18, 1994

8.  CUNA Mutual Insurance Agency of Ohio, Inc.
    1% of value owned by Michael Corcoran (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
    99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
    June 14, 1993

9.  SECURITY Management Company, Ltd. (Hungary)
    90% ownership by CUNA Mutual Insurance Society
    10% ownership by: Federation of Savings Cooperatives
                          Savings Cooperative of Szoreg
                          Savings Cooperative of Szekkutas
                          (collectively called Hungarian Associates)
    September 5, 1992

10. CMG Mortgage Insurance Company
    55% ownership by CUNA Mutual Investment Corporation 45% ownership by PMI Mortgage Insurance Co.
    April 14, 1994

Limited Liability Companies

1.  CUNA Mortgage Assistance, L.L.C.
    50% interest by CUNA Mortgage Corporation
    50% interest by CUNA Service Group, Inc.
    November 7, 1995

2.  "Sofia LTD." (Ukraine)
    99.96% CUNA Mutual Insurance Society
    .04% CUMIS Insurance Society, Inc.
    March 6, 1996

3.  'FORTRESS' (Ukraine)
    80% "Sofia LTD."
    19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
    September 25, 1996

Stock Corporation - CUNA Mutual Group owns less than 50%

1.  Cooperators Life Assurance Society Limited (Jamaica)
    CUNA Mutual Insurance Society owns 122,500 shares
    Jamaica Co-op Credit Union League owns 127,500 shares
    (NOTE: Awaiting authority to write business)
    May 10, 1990

2. CUNA Caribbean Insurance Society Limited (Trinidad and Tobago, W.I.) 47.96% ownership by CUNA Mutual Insurance Society
    July 4, 1985

3.  CU Interchange Group, Inc.
    Owned by CUNA Mutual Investment Corporation, CUNA Service Group and various state league organizations December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

4.  CUNA Service Group, Inc.
    April 22, 1974 - CUNA Mutual Insurance Society purchased 200.71 shares

5.  "Benevita LKS" (Russia)
    49% CUNA Mutual Insurance Society
    51 % League of Credit Unions
    December 7, 1995

    6.  Credit Union Service Corporation
    Owned  by  CUNA  Mutual  Investment   Corporation,   Credit  Union  National
    Association, Inc. and 18 state league organizations March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

Partnerships


1.  LeaSo Partners, a California partnership
    CUNA Mutual Insurance Society - 50% Partner
    California Credit Union League - 50% Partner
    December 29, 1981

2.  CM CUSO Limited Partnership, a Washington Partnership
    CUMIS Insurance Society, Inc. - General Partner
    Credit Unions in Washington - Limited Partners
    June 14, 1993


Affiliated (Nonstock)

1.  NARCUP, Inc.
    August 8, 1978

2.  CUNA Mutual Group Foundation, Inc.
    July 5, 1967

3.  CUNA Mutual Life Insurance Company
    July 1, 1990

4. Aseguradora Solidaria de Colombia (formerly Seguros UCONAL Lirnitada) 17.2% membership by CUNA Mutual Insurance Society
    July 2, 1985

                       CUNA Mutual Life Insurance Company

                  ORGANIZATIONAL CHART AS OF OCTOBER 31, 1996

CUNA Mutual Life Insurance Company
    An Iowa mutual life insurance company
    Fiscal Year End: December 31
    CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

    1.  Red Fox Motor Hotel Corporation
        An Iowa Business Act Corporation.
        100% ownership by CUNA Mutual Life Insurance Company
        Business: Operation of Red Fox Inn, a motel
        Classes of Stock: Common only
        Authorized Shares: 1,000 nonpar
        Issued Shares: 242.7821
        Capital Structure:
               Stated capital: $242,782
               Add. paid-in: $0
               Ret. earn: ($ 14,447)
               Total Equity: $257,229
        Sole Shareholder: CUNA Mutual Life Insurance Company
        Fiscal Year End: December 31

    2.  CIMCO Inc.
        An Iowa Business Act Corporation
        50% ownership by CUNA Mutual Life Insurance Company
        50% ownership by CUNA Mutual Investment Corporation
        Business: Registered investment Advisor
        Classes of Stock: Non-assessable
        Authorized Shares: 500,000 nonpar
        Issued Shares: 100
        Capital Structure:
               Stated capital: $10,000
               Add. paid-in: $520,000
               Ret. earn.: $435,660
               Total Equity: $965,660
        Equal Shareholders: CUNA Mutual Life Insurance Company &
                            CUNA Mutual Investment Corporation
        Fiscal Year End: December 31
        CIMCO Inc. is the investment adviser of:

           The Ultra Series Fund
           A Massachusetts Business Trust
           Domiciled in Iowa
           Business: Open-end diversified management investment company offered through insurance contracts
           Shareholders: Three separate accounts of CUNA Mutual Life Insurance
                         Company hold legal title for the
           benefit of policy owners.
           Principal Underwriter: CUNA Brokerage Services, Inc.
           Fiscal Year End: December 31

    3.  Plan America Program, Inc.
        A Maine Business Act Corporation
        100% ownership by CUNA Mutual Life Insurance Company
        Business: Quasi-public corporation, operating an insurance business Classes of Stock: Voting common only
        Authorized Shares: 5,000 of $ I .00 par
        Issued Shares: 100
        Capital Structure:
        Stated capital: $500
        Sole Shareholder: CUNA Mutual Life Insurance Company
        Fiscal Year End: December 31

Item 26.  Number of Holders of Securities

         Number of Record Holders


Fund                              Class A          Class B
Cash Reserves                       1                1
Bond                                1                1
Balanced                            1                1
High Income                         1                1
Growth and Income                   2                1
Capital Appreciation                2                1
International Stock                 2                1


Item 27.  Indemnification

    As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

    To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

    The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

    The Investment Adviser for the MEMBERS Mutual Fund is CIMCO Inc. See the caption in Part A entitled "MORE ABOUT THE MEMBERS MUTUAL FUNDS - Portfolio Management" for a more complete description.

    The officers and directors of the Investment Adviser are as follows:


NAME/ADDRESS                                POSITION HELD

Michael S. Daubs                            CIMCO Inc.
5910 Mineral Point Rd.                      President
Madison, WI 53705                           1982-Present
                                            Director
                                            1995-Present

                                            CUNA Mutual Insurance Society
                                            Chief Investment Officer
                                            1990-Present

                                            CUNA Mutual Life Insurance Company
                                            Chief Investment Officer

                                            1989-Present

Lawrence R. Halverson                       CIMCO Inc.

5910 Mineral Point Rd.                      Senior Vice President and Secretary
Madison, WI 53705                           1996-Present
                                            Vice President and Secretary
                                            1992-1996

                                            CUNA Brokerage Services, Inc.
                                            President
                                            1996-Present

Joyce A. Harris                             CIMCO Inc.
PO Box 7130                                 Director and Chair
Madison, WI  53707                          1992 - Present

                                            Telco Community Credit Union
                                            President, Chief Executive Officer
                                            1978- Present

James C. Hickman                            CIMCO Inc.
975 University Avenue                       Director
Madison, WI 53706                           1992 - Present

                                            University of Wisconsin
                                            Professor
                                            1972 - Present

Michael B. Kitchen                          CIMCO Inc.
5910 Mineral Point Rd.                      Director
Madison, WI 53705                           1995 - Present

                                            CUNA Mutual Insurance Society
                                            President and Chief
                                            Executive Officer
                                            1995- Present

                                            CUNA Mutual Life Insurance Company
                                            President and Chief
                                            Executive Officer
                                            1995 - Present

George A. Nelson                            CIMCO Inc.
PO Box 44965                                Director and Vice Chair
Madison, WI 53744                           1992 - Present


                                            Evening Telegram Co. - WISC-TV
                                            Vice President
                                            1982 - Present

Item 29.  Distributor

    a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

    b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

Name and Principal                  Position with                      Positions and Offices
Business Address                    Distributor                        with Registrant

Michael G. Joneson                  Director                           None
2000 Heritage Way                   Secretary and Treasurer
Waverly, IA 50677

John M. Waggoner                    Chief Legal Officer                None
5910 Mineral Point Road
Madison, WI 53705

Campbell D. McHugh                  Compliance Officer                 None
5910 Mineral Point Road
Madison, WI 53705

Brian Lasko                         Managing Principal                 None
2000 Heritage Way
Waverly, IA 50677

Lawrence R. Halverson               Director                           Trustee and
5910 Mineral Point Road             President                          President
Madison, WI 53705

Marc A. Krasnick                    Director                           None
5910 Mineral Point Road             Vice President
Madison, WI 53705

Sandra K. Steffeney                 Vice President                     None
33320 9th Avenue South
Suite 250
Federal Way, WA 98063-3919

     c.   There  have  been  no  commissions  or  other   compensation  paid  by
          Registrant to unaffiliated principal underwriters.

Item 30.  Location of Accounts and Records
         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       CIMCO Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       First Data Investors Services Group, Inc.
                  4400 Computer Drive
                  Westborough, Massachusetts 01581-5120

         d.       State Street Bank & Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 31.  Management Services

Not applicable.

Item 32.  Undertakings

         (a) Inapplicable.

         (b) The Registrant hereby undertakes to file a post-effective amendment, to this registration statement containing reasonably current financial statements (which need not be audited), within four to six months of the date this registration statement is declared effective under the 1933 Act.

         (c) The Registrant hereby undertakes to furnish, upon request and without charge, each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders.

             (d) The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, MEMBERS Mutual Funds, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Madison and State of Wisconsin, on the 12th day of November, 1997.


                                        MEMBERS MUTUAL FUND


                                        By:  Lawrence R. Halverson
                                             Lawrence R. Halverson
                                             Trustee, President and
                                             Principal Executive Officer

Pursuant to the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES AND TITLE                                             DATE

Michael S. Daubs                                            November 12, 1997
Michael S. Daubs, Chairman

Lawrence R. Halverson                                       November 12, 1997
Lawrence R. Halverson, Trustee, President and Principal Executive Officer


Scott R. Powell                                             November 12, 1997
Scott R. Powell, Secretary, Principal
Financial and Accounting Officer

Gwendolyn M. Boeke*                                         November 12, 1997
Gwendolyn M. Boeke, Trustee

Alfred L. Disrud*                                           November 12, 1997
Alfred L. Disrud, Trustee

Keith S. Noah*                                              November 12, 1997
Keith S. Noah, Trustee

Thomas C. Watt*                                             November 12, 1997
Thomas C. Watt, Trustee
*Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit
Number      Description

(8)      Custody Agreement with State Street Bank and Trust Company

(9)(a)   Administration Agreement with First Data Investors Services Group, Inc.

(9)(b) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc.

(10)     Opinion and Consent of Sutherland, Asbill & Brennan LLP.

(11)     Consent of KPMG Peat Marwick LLP.

(13) (a) Subscription Agreement with CUNA Mutual Insurance Society.

(13) (b) Subscription Agreement with CUNA Mutual Life Insurance Company.

(16)     Schedule for Computation of Performance Quotations.

(18)     Plan for Multiple Classes of Shares.

                                   EXHIBIT 8

                               CUSTODIAN AGREEMENT


         This Agreement between MEMBERS MUTUAL FUNDS, a business trust organized and existing under the laws of the state of Delaware with its principal place of business at 5910 Mineral Point Road, Madison, Wisconsin (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"),

                                   WITNESSETH:

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Fund intends that this Agreement be initially applicable to seven series, The Strategic Reserves Fund, The Conservative Bond Fund, The Conservative Balanced Fund, The High Income Fund, The Growth and Income Stock Fund, The Capital Appreciation Fund, and The International Stock Fund (such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 18, be referred to herein as the "Portfolio(s)");

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1.        EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

         The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Fund's Declaration of Trust. The Fund on behalf of the Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new shares of beneficial interest of the Fund representing interests in the Portfolios ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

         Upon  receipt  of  "Proper  Instructions"  (as such term is  defined in
Section 6 hereof), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Trustees of the Fund (the "Board of Trustees") on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 3 and 4.

SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN IN THE UNITED STATES

         SECTION 2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States including all domestic securities owned by such Portfolio, other than (a) securities which are maintained pursuant to Section
2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. Securities System") and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "Direct Paper System") pursuant to Section 2.9.

         SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

       1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

       2)     Upon the  receipt  of payment in  connection  with any  repurchase
              agreement   related  to  such  securities   entered  into  by  the
              Portfolio;

       3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;

       4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

       5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

       6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

       7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

       8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

       9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

       10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

       11) For delivery as security in connection with any borrowings by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, but only against receipt of amounts borrowed;

       12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

       13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

       14) Upon receipt of instructions from the transfer agent for the Fund (the "Transfer Agent") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

       15) For any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a copy of a resolution of the Board of Trustees or of the Executive Committee thereof signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary thereof (a "Certified Resolution"), specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom delivery of such securities shall be made.

         SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

         SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board of Trustees. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

         SECTION 2.6 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

         1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.9; (d) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

         2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

         3) For the redemption or repurchase of Shares issued as set forth in Section 5 hereof;

         4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         5) For the payment of any dividends on Shares declared pursuant to the governing documents of the Fund;

         6) For payment of the amount of dividends received in respect of securities sold short;

         7) For any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions from the Fund on behalf of the Portfolio, a copy of a Certified Resolution specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom such payment is to be made.

         SECTION 2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

         SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a clearing agency registered with the United States Securities and Exchange Commission (the "SEC") under Section 17A of the Exchange Act , which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "U.S. Securities System" in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

         1) The Custodian may keep securities of the Portfolio in a U.S. Securities System provided that such securities are represented in an account of the Custodian in the U.S. Securities System (the "U.S. Securities System Account") which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

         3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

         4) The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

         5) The Custodian shall have received from the Fund on behalf of the Portfolio the initial or annual certificate, as the case may be, required by Section 15 hereof;

         6) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

         SECTION 2.9 FUND ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

         1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;

         2) The Custodian may keep securities of the Portfolio in the Direct Paper System only if such securities are represented in the Direct Paper System Account, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         3) The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

         4) The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

         5) The Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Portfolio;

         6) The Custodian shall provide the Fund on behalf of the Portfolio with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

         SECTION 2.10 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the SEC relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper trust purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a copy of a Certified Resolution setting forth the purpose or purposes of such segregated account and declaring such purpose(s) to be a proper trust purpose.

         SECTION 2.11 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

         SECTION 2.12 PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

         SECTION 2.13 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.


SECTION 3.        THE CUSTODIAN AS FOREIGN CUSTODY MANAGER OF THE PORTFOLIOS

         SECTION 3.1. DEFINITIONS. The following capitalized terms shall have the indicated meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure (including financial institutions such as any Mandatory Securities Depositories operating in the country); prevailing or developing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5 promulgated under Section 17(f) of the 1940 Act ("Rule 17f-5"), except that the term does not include Mandatory Securities Depositories.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

"Mandatory Securities Depository" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used if the Fund, on the Portfolios' behalf, determines to place Foreign Assets in a country outside the United States (i) because required by law or regulation; (ii) because securities cannot be withdrawn from such foreign securities depository or clearing agency; or (iii) because maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with prevailing or developing custodial or market practices.

         SECTION 3.2. DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by the Board of Trustees, hereby delegates to the Custodian with respect to the Portfolios, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the Portfolios.

         SECTION 3.3. COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A of this Contract, which may be amended from time to time by the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios. Mandatory Securities Depositories are listed on Schedule B to this Contract, which may be amended from time to time by the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 hereof.

         Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund on behalf of the Portfolios of the applicable account opening requirements for the country, the Foreign Custody Manager shall be deemed to have been delegated by the Board of Trustees on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board of Trustees on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

         The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

         SECTION 3.4.      SCOPE OF DELEGATED RESPONSIBILITIES.

         3.4.1. Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3, the Portfolios' Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time.

         In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation:

         (i) the Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), its methods of keeping custodial records, and its security and data protection practices;

         (ii) whether the Eligible Foreign Custodian has the financial strength to provide reasonable care for Foreign Assets;

         (iii) the Eligible Foreign Custodian's general reputation and standing and, in the case of a foreign securities depository or clearing agency which is not a Mandatory Securities Depository, the foreign securities depository's or clearing agency's operating history and the number of participants in the foreign securities depository or clearing agency; and

         (iv) whether the Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of the Eligible Foreign Custodian in the United States or the Eligible Foreign Custodian's consent to service of process in the United States.

         3.4.2. Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will provide reasonable care for the Foreign Assets held by that Eligible Foreign Custodian based on the standards applicable to custodians in the particular country. Each such contract shall include provisions that provide:

         (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that each Portfolio will be adequately protected against the risk of loss of the Foreign Assets held in accordance with such contract;

         (ii) that the Foreign Assets will not be subject to any right, security interest, or lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of the Eligible Foreign Custodian arising under bankruptcy, insolvency, or similar laws;

         (iii) that beneficial ownership of the Foreign Assets will be freely transferable without the payment of money or value other than for safe custody or administration;

         (iv) that adequate records will be maintained identifying the Foreign Assets as belonging to the applicable Portfolio or as being held by a third party for the benefit of such Portfolio;

         (v) that the independent public accountants for each Portfolio will be given access to those records or confirmation of the contents of those records; and

         (vi) that the Fund will receive periodic reports with respect to the safekeeping of the Foreign Assets, including, but not limited to, notification of any transfer of the Foreign Assets to or from a Portfolio's account or a third party account containing the Foreign Assets held for the benefit of the Portfolio, or, in lieu of any or all of the provisions set forth in (i) through (vi) above, such other provisions that the Foreign Custody Manager determines will provide, in their entirety, the same or greater level of care and protection for the Foreign Assets as the provisions set forth in (i) through (vi) above, in their entirety.

         3.4.3. Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board of Trustees in accordance with Section 3.7 hereunder.

         SECTION 3.5. GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3, the Board of Trustees shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios. The Fund, on behalf of the Portfolios, and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Section 3 with respect to Mandatory Securities Depositories.

         SECTION 3.6. STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF THE PORTFOLIOS. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         SECTION 3.7. REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board of Trustees amended Schedules A or B at the end of the calendar quarter in which an amendment to either Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of Trustees of any other material change in the foreign custody arrangements of the Portfolios described in this Article 3 after the occurrence of the material change.

         SECTION 3.8. REPRESENTATIONS WITH RESPECT TO RULE 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board of Trustees has determined that it is reasonable for the Board of Trustees to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios.

         SECTION 3.9. EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board of Trustees' delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date of execution of this Agreement and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section
3.3 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.


SECTION 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE OF THE UNITED STATES

         SECTION 4.1 DEFINITIONS. Capitalized terms in this Section 4 shall have the following meanings:

"Foreign Securities System" means either a clearing agency or a securities depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian or a Permissible Foreign Custodian.

"Permissible Foreign Custodian" means any person with whom property of the Portfolios may be placed and maintained outside of the United States under (i)
section 17(f) or 26(a) of the 1940 Act without regard to Rule 17f-5 or (ii) an order of the SEC.

         SECTION 4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii) the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         SECTION 4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Agreement.

         SECTION 4.4. HOLDING OF FOREIGN ASSETS WITH PERMISSIBLE FOREIGN CUSTODIANS. Subject to the requirements of Sections 17(f) and 26(a) of the 1940 Act (and any other applicable law or order), the Custodian may place and maintain Foreign Assets (as such term is defined in Section 3 hereof) in the care of any Permissible Foreign Custodian. Section 3 hereof shall not apply to placement of Foreign Assets by the Custodian with a Permissible Custodian.

         SECTION 4.5.      TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         4.5.1. Delivery of Foreign Securities. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Portfolios in accordance with reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv)     to  the  issuer   thereof  or  its  agent  when  such  foreign
                  securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) or delivery as security in connection with any borrowings by the Portfolios requiring a pledge of assets by the Portfolios;

         (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions, a copy of a Certified Resolution specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom delivery of such securities shall be made.

         4.5.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vii) in connection with the borrowing or lending of foreign securities; and

         (viii) for any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions, a copy of a Certified Resolution specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom such payment is to be made.

         4.5.3. Market Conditions. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the
country  or  market  in  which  the  transaction  occurs,   including,   without
limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

         SECTION 4.6. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         SECTION 4.7. BANK ACCOUNTS. A bank account or bank accounts opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio.

         SECTION 4.8. COLLECTION OF INCOME. The Custodian shall use reasonable endeavors to collect all income and other payments in due course with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

         SECTION 4.9. PROXIES. The Custodian will generally with respect to the foreign securities held under this Section 4 use its reasonable endeavors to facilitate the exercise of voting and other shareholder proxy rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

         SECTION 4.10. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three (3) business days prior to the date on which such right or power is to be exercised.

         SECTION 4.11. LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS. Each agreement pursuant to which the Custodian employs as a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         SECTION 4.12. TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

         SECTION 4.13. CONFLICT. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Section 3 hereof, in the event of any conflict between the provisions of Sections 3 and 4 hereof, the provisions of Section 3 shall prevail.


SECTION 5.        PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

         The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

         From such funds as may be available for the purpose but subject to the limitations of the Fund's Declaration of Trust and any applicable votes of the Board of Trustees pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.


SECTION 6.        PROPER INSTRUCTIONS

         Proper Instructions as used throughout this Agreement means a writing signed or initialed by one or more person or persons as the Board of Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Trustees accompanied by a detailed description of procedures approved by the Board of Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Portfolios' assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three - party agreement which requires a segregated asset account in accordance with Section 2.10.

SECTION 7.        ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

         The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

         1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

         2) surrender securities in temporary form for securities in definitive form;

         3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

         4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board of Trustees.


SECTION 8.        EVIDENCE OF AUTHORITY

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a Certified Resolution as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board of Trustees pursuant to the Fund's Declaration of Trust as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.


SECTION 9. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

         The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.


SECTION 10.       RECORDS

         The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.


SECTION 11.       OPINION OF FUND'S INDEPENDENT ACCOUNTANT

         The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.


SECTION 12.       REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

         The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System (collectively referred to herein as the "Securities Systems"), relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.


SECTION 13.       COMPENSATION OF CUSTODIAN

         The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian.


SECTION 14.       RESPONSIBILITY OF CUSTODIAN
         So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to the Fund and the Portfolios for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism, or (B) part of the "prevailing country risk" of the Portfolios, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12, 1997) or as such term or other similar terms are now or in the future interpreted by the SEC or by the staff of the Division of Investment Management thereof.

         Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Fund or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

         The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

         If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

         If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

         In no event shall the Custodian be liable for indirect, special or consequential damages.


SECTION 15.       EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

         This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however that the Custodian shall not with respect to a Portfolio act under
Section 2.8 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees has approved the initial use of a particular Securities System by such Portfolio, as required by Rule 17f-4 under the 1940 Act and that the Custodian shall not with respect to a Portfolio act under Section 2.9 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees has approved the initial use of the Direct Paper System by such Portfolio; provided further, however, that the Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Fund's Declaration of Trust, and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board of Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

         Upon termination of the Agreement, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.


SECTION 16.       SUCCESSOR CUSTODIAN

         If a successor custodian for one or more Portfolios shall be appointed by the Board of Trustees, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

         If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution.

         In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

         In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the Certified Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.


SECTION 17.       INTERPRETIVE AND ADDITIONAL PROVISIONS

         In connection with the operation of this Agreement, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Declaration of Trust. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.


SECTION 18.       ADDITIONAL FUNDS

         In the event that the Fund establishes one or more series of Shares in addition to The Strategic Reserves Fund, The Conservative Bond Fund, The Conservative Balanced Fund, The High Income Fund, The Growth and Income Stock Fund, The Capital Appreciation Stock Fund, and The International Stock Fund with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.


SECTION 19.       MASSACHUSETTS LAW TO APPLY

         This  Agreement   shall  be  construed  and  the   provisions   thereof
interpreted   under  and  in  accordance  with  laws  of  The   Commonwealth  of
Massachusetts.


SECTION 20.       PRIOR AGREEMENTS

         This Agreement supersedes and terminates, as of the date hereof, all prior Agreements between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.


SECTION 21.       NOTICES.

         Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

         To the Fund:          MEMBERS MUTUAL FUNDS
                               c/o CUNA Mutual Group
                               5910 Mineral Point Road
                               Madison, Wisconsin 53705-0391

                               Attention: Scott Powell
                               Telephone: (608) 238-8424
                               Telecopy: (608) 238-2316


         To the Custodian:   STATE STREET BANK AND TRUST COMPANY
                             108 Myrtle Street, AHO2
                             North Quincy, Massachusetts 02171
                             Attention: Shaun M. Flavin
                             Telephone: (617) 985-5303
                             Telecopy: (617) 985-3914

         Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.


SECTION 22.       REPRODUCTION OF DOCUMENTS

         This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.


SECTION 23.       SHAREHOLDER COMMUNICATIONS ELECTION

         SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

         YES [ X ] The Custodian is authorized to release the Fund's name, address, and share positions.

         NO [ ] The Custodian is not authorized to release the Fund's name, address, and share positions.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of October 28, 1997.

MEMBERS MUTUAL FUNDS                          FUND  SIGNATURE  ATTESTED  TO  BY:


By:       Scott R. Powell                        By:    Holly S. Baggot

Name:     Scott R. Powell                        Name:  Holly S. Baggot

Title:    Secretary & Principal Financial        Title: Investment Project Mgr.
          and Accounting Officer




STATE STREET BANK AND TRUST COMPANY              SIGNATURE ATTESTED TO BY:


By:           Mark J. Bowler                     By:      Thomas M. Lenz

Name:         Mark J. Bowler                     Name:    Thomas M. Lenz

Title:        Senior Vice President              Title:   Vice President

                                 EXHIBIT (9)(a)

                            ADMINISTRATION AGREEMENT


       THIS ADMINISTRATION AGREEMENT is made as of October 28, 1997 (the "Agreement"), by and between FIRST DATA INVESTOR SERVICES GROUP, INC., a
Massachusetts corporation ("FDISG"), and MEMBERS Mutual Funds, a Delaware business trust (the "Company").

       WHEREAS, the Company is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Company desires to retain FDISG to render certain administrative services with respect to each investment portfolio listed in Schedule A hereto, as the same may be amended from time to time by the parties hereto (collectively, the "Funds"), and FDISG is willing to render such services;

                                   WITNESSETH:

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

       1. Appointment. The Company hereby appoints FDISG to act as Administrator of the Company on the terms set forth in this Agreement. FDISG accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. In the event that the Company decides to retain FDISG to act as Administrator hereunder with respect to one or more portfolios other than the Funds, the Company shall notify FDISG in writing. If FDISG is willing to render such services, it shall notify the Company in writing whereupon such portfolio shall become a Fund hereunder.

       2. Delivery of Documents. The Company has furnished FDISG with copies properly certified or authenticated of each of the following:

       (a) Resolutions of the Company's Board of Trustees authorizing the appointment of FDISG to provide certain administrative services required by the Company for each Fund and approving this Agreement;

       (b) The Company's Declaration of Trust (the "Declaration of Trust") filed with the Delaware and all amendments thereto;

       (c) The Investment Advisory Agreement between CIMCO Inc. (the "Adviser") and the Company dated as of October 1, 1997 and all amendments thereto (the "Advisory Agreement");

       (d) The Custody Agreement between State Street Bank and Trust Company (the "Custodian") and the Company dated as of October 1, 1997 and all amendments thereto (the "Custody Agreement");

       (e) The Transfer Agency and Services Agreement between First Data Investor Services Group, Inc. (the "Transfer Agent") and the Company dated as of October 1, 1997 and all amendments thereto;

       (f) The Distribution Agreement between CUNA Brokerage Services, Inc. (the "Distributor") and the Company dated as of October 1, 1997 and all amendments thereto (the "Distribution Agreement");

       (g) The Company's Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and under the 1940 Act (File Nos. 33-29511 and 811-08261), as declared effective by the Securities and Exchange Commission ("SEC") relating to shares of the Company's Common Stock; and

       (h) Each Fund's most recent prospectus and Statement of Additional Information and all amendments and supplements thereto (collectively, the "Prospectuses").

       The Company will furnish FDISG from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing. Furthermore, the Company will provide FDISG with any other documents that FDISG may reasonably request and will notify FDISG as soon as possible of any matter materially affecting the performance of FDISG of its services under this Agreement.

       3. Duties as Administrator. Subject to the supervision and direction of the Board of Trustees of the Company, FDISG, as Administrator, will assist in supervising various aspects of the Company's administrative operations and undertakes to perform the following specific services in accordance with the Performance Standards annexed hereto as Schedule E and incorporated herein:

       (a) Maintaining office facilities (which may be in the offices of FDISG or a corporate affiliate) and furnishing corporate officers for the Company;

       (b) Accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Company as may be required by Section 31(a) of the 1940 Act and the rules thereunder);

       (c) Internal auditing;

       (d) Performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, including calculating the net asset value of the shares in conformity with the fund(s) prospectus;

       (e) Preparing reports to the Company's shareholders of record and the SEC including, but not necessarily limited to, Annual Reports and Semi-Annual Reports for shareholders and all related Form N-SAR;

       (f) Preparing and filing various reports or other documents required by federal, state and other applicable laws and regulations and by stock exchanges on which the shares of the Company are listed, other than those filed or required to be filed by the Adviser or Transfer Agent;

       (g) Preparing and filing the Company's tax returns;

       (h) Assisting the Adviser, at the Adviser's request, in monitoring and developing compliance procedures for the Company which will include, among other matters, procedures to assist the Adviser in monitoring compliance with each Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations;

       (i) As requested by Company, assist in the performance of functions ordinarily performed by the office of a corporate secretary, and furnishing the services and facilities incident thereto, including all functions pertaining to matters organic to the organization, existence and maintenance of the corporate franchise of the Company, including preparation for, conduct of, and recording trustees' meetings and shareholder meetings. Trustees' meetings in excess of five in any calendar year and shareholder meetings in excess of one in any two year period shall be for an additional reasonable charge as may be agreed upon by the Company and FDISG;

              (j)  Performing   "Blue  Sky"  compliance   functions,   including
maintaining notice filings, registrations or "Blue Chip" exemptions (if available) in all U.S. jurisdictions requested by the Company, monitoring sales of shares in all such jurisdictions and filing such additional notice or applying for such additional or amended registrations as may be reasonably anticipated to be necessary to permit continuous sales of the shares of the Funds in all such jurisdictions, filing sales literature and advertising materials to the extent required, with such Blue Sky authorities, and making and filing all other applications, reports, notices, documents and exhibits in connection with the foregoing; and

              (k) Furnishing all other services identified on Schedule B annexed hereto and incorporated herein which are not otherwise specifically set forth above.

       In performing its duties under this Agreement, FDISG: (a) will act in accordance with the Declaration of Trust, Prospectuses and with the instructions and directions of the Company and will conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations; and (b) will consult with legal counsel to the Company, as necessary and appropriate. Furthermore, FDISG shall not have or be required to have any authority to supervise the investment or reinvestment of the securities or other properties which comprise the assets of the Company or any of its Funds and shall not provide any investment advisory services to the Company or any of its Funds.

       4. Compensation and Allocation of Expenses. FDISG shall bear all expenses in connection with the performance of its services under this Agreement, except as indicated below.

               (a) FDISG will from time to time employ or associate with itself such person or persons as FDISG may believe to be particularly suited to assist it in performing services under this Agreement. Such person or persons may be officers and employees who are employed by both FDISG and the Company. The compensation of such person or persons shall be paid by FDISG and no obligation shall be incurred on behalf of the Company in such respect.

               (b) FDISG shall not be required to pay any of the following expenses incurred by the Company: membership dues in the Investment Company Institute or any similar organization; investment advisory expenses; costs of printing and mailing stock certificates, prospectuses, reports and notices; interest on borrowed money; brokerage commissions; stock exchange listing fees; taxes and fees payable to Federal, state and other governmental agencies; fees of Trustees of the Company who are not affiliated with FDISG; outside auditing expenses; outside legal expenses; or other expenses not specified in this
Section 4 which may be properly payable by the Company.

               (c) The Company on behalf of each of the Funds will compensate FDISG for the performance of its obligations hereunder and its services under the Transfer Agency and Services Agreement entered into by the parties and dated the same date as this Agreement, in accordance with the fees set forth in the written Joint Fee Agreement annexed hereto as Schedule B and incorporated herein and subject to the Performance Standards set forth in Schedule E. Schedule B may be amended to add fee schedules for any additional Funds for which FDISG has been retained as Administrator and will be renegotiated and amended by mutual consent of the parties upon other additions or reduction in services under this Agreement or the Transfer Agency and Services Agreement referred to above.

               (d) The Company will compensate FDISG for its services rendered pursuant to this Agreement in accordance with the fees set forth above. Such fees do not include out-of-pocket disbursements of FDISG for which FDISG shall be entitled to bill separately. Out-of-pocket disbursements shall include, but shall not be limited to, the items specified in Schedule C, annexed hereto and incorporated herein, which schedule may be modified by FDISG upon not less than thirty days' prior written notice to the Company and the Special Projects outlined in Schedule D hereto.

               (e) FDISG will bill the Company as soon as practicable after the end of each calendar month, and said billings will be detailed in accordance with the out-of-pocket schedule. The Company will pay to FDISG the amount of such billing by Federal Funds Wire within fifteen (15) business days after the Company's receipt of said bill. In addition, FDISG may charge a past due service fee equal to the lesser of (i) one and one half percent (1-1/2%) per month or
(ii) the highest interest rate legally permitted on any past due billed amount.

               (f) The Company acknowledges that the fees that FDISG charges the Company under this Agreement reflect the allocation of risk between the parties, including the disclaimer of warranties in Section 7 and the limitations on liability in Section 5. Modifying the allocation of risk from what is stated here would affect the fees that FDISG charges, and in consideration of those fees, the Company agrees to the stated allocation of risk.

       5.      Limitation of Liability.

               (a) FDISG shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from FDISG's willful misfeasance, bad faith or negligence in the performance of such obligations and duties, or by reason of its reckless disregard thereof.

               (b) Notwithstanding any provision in this Agreement to the contrary, FDISG's cumulative liability (to the Company) for all losses, claims, suits, controversies, breaches, or damages for any cause whatsoever (including but not limited to those arising out of or related to this Agreement) and regardless of the form of action or legal theory shall not exceed the lesser of
(i) $1,000,000 or (ii) the twelve months fees annualized based on the monthly fees paid to FDISG for the month immediately preceding the occurrence of such loss or damage; provided, however, that the limitation on liability shall not apply for losses or damages resulting from gross negligence on the part of FDISG. The Company understands the limitation on FDISG's damages to be a reasonable allocation of risk and the Company expressly consents with respect to such allocation of risk.

               (c) Neither party may assert any cause of action against the other party under this Agreement that accrued more than two (2) years prior to the filing of the suit (or commencement of arbitration proceedings) alleging such cause of action.


               (d) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL FDISG, ITS AFFILIATES OR ANY OF ITS OR THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER EITHER PARTY OR ANY ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

       6.      Indemnification.

               (a) The Company shall indemnify and hold FDISG harmless from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against FDISG or for which FDISG may be held to be liable in connection with this Agreement or FDISG's performance hereunder (a "Claim"), unless such Claim resulted from a negligent act or omission to act or bad faith by FDISG in the performance of its duties hereunder.

               (b) In any case in which the Company may be asked to indemnify or hold FDISG harmless, FDISG will notify the Company promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification against the Company and shall keep the Company advised with respect to all developments concerning such situation. The Company shall have the option to defend FDISG against any Claim which may be the subject of this indemnification, and, in the event that the Company so elects, such defense shall be conducted by counsel chosen by the Company, and thereupon the Company shall take over complete defense of the Claim and FDISG shall sustain no further legal or other expenses in respect of such Claim. FDISG will not confess any Claim or make any compromise in any case in which the Company will be asked to provide indemnification, except with the Company's prior written consent. The obligations of the parties hereto under this Section 6 shall survive the termination of this Agreement.

       7. EXCLUSION OF WARRANTIES. THIS IS A SERVICE AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, FDISG DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE TO THE FUND OR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES REGARDING QUALITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY COURSE OF DEALING, CUSTOM OR USAGE OF TRADE) OF ANY SERVICES OR ANY GOODS PROVIDED INCIDENTAL TO SERVICES PROVIDED UNDER THIS AGREEMENT. FDISG DISCLAIMS ANY WARRANTY OF TITLE OR NON-INFRINGEMENT EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT.

       8.      Termination of Agreement.

               (a) This Agreement shall be effective on the date first written above and shall continue for a period of three (3) years (the "Initial Term"), unless earlier terminated pursuant to the terms of this Agreement. Thereafter, this Agreement shall automatically be renewed for successive terms of three (3) year ("Renewal Terms") each; provided, however, that Company may terminate this Agreement on 180 days' prior written notice at any time after completion of the Initial Term upon its determination to transfer any or all of the services provided hereunder by FDISG to a member of the CUNA Mutual Group. CUNA Mutual Group shall include CUNA Mutual Insurance Society, its permanent affiliate CUNA Mutual Life Insurance Company, and their subsidiaries and affiliates.

               (b) Either party may terminate this Agreement at the end of the Initial Term or at the end of any subsequent Renewal Term upon not than less than ninety (90) days or more than one hundred-eighty (180) days prior written notice to the other party.

               (c) This Agreement may be terminated by the Company prior to the expiration of the Initial Term or any Renewal Term in the event FDISG has failed to meet the Priority Performance Standards, as set forth and defined in Schedule E, in three months of any rolling six month period. The Company will provide FDISG with 60 days' notice in writing after the third month of FDISG's failure to meet the Performance Standards if the Company intends to exercise this option under this Section 8(c). Notwithstanding the foregoing, the Company's right under this Section 8(c) shall not commence until ninety (90) days after FDISG has begun providing services under this Agreement.

               (d) In the event a termination notice is given by the Company, all expenses associated with movement of records and materials and conversion thereof will be borne by the Company. Upon termination and as determined by the Company, transfer of some or all of the services of FDISG hereunder may be made to another provider or to the Company. All records and materials necessary for conversion will be transferred as requested by Company and will include accounting and data files since inception of this Agreement.

               (e) If a party hereto is guilty of a material failure to perform its duties and obligations hereunder (a "Defaulting Party") resulting in a material loss to the other party, such other party (the "Non-Defaulting Party") may give written notice thereof to the Defaulting Party, and if such material breach shall not have been remedied within thirty (30) days after such written notice is given, then the Non-Defaulting Party may terminate this Agreement by giving thirty (30) days written notice of such termination to the Defaulting Party. If FDISG is the Non-Defaulting Party, its termination of this Agreement shall not constitute a waiver of any other rights or remedies of FDISG with respect to services performed prior to such termination or rights of FDISG to be reimbursed for out-of-pocket expenses. In all cases, termination by the Non-Defaulting Party shall not constitute a waiver by the Non-Defaulting Party of any other rights it might have under this Agreement or otherwise against the Defaulting Party.

       9. Modifications and Waivers. No change, termination, modification, or waiver of any term or condition of the Agreement shall be valid unless in writing signed by each party. No such writing shall be effective as against FDISG unless said writing is executed by a Senior Vice President, Executive Vice President or President of FDISG. A party's waiver of a breach of any term or condition in the Agreement shall not be deemed a waiver of any subsequent breach of the same or another term or condition.

       10. No Presumption Against Drafter. FDISG and the Company have jointly participated in the negotiation and drafting of this Agreement. The Agreement shall be construed as if drafted jointly by the Company and FDISG, and no presumptions arise favoring any party by virtue of the authorship of any provision of this Agreement.

       11. Publicity. Neither FDISG nor the Company shall release or publish news releases, public announcements, advertising or other publicity relating to this Agreement or to the transactions contemplated by it without prior review and written approval of the other party; provided, however, that either party may make such disclosures as are required by legal, accounting or regulatory requirements after making reasonable efforts in the circumstances to consult in advance with the other party.

       12. Severability. The parties intend every provision of this Agreement to be severable. If a court of competent jurisdiction determines that any term or provision is illegal or invalid for any reason, the illegality or invalidity shall not affect the validity of the remainder of this Agreement. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties. Without limiting the generality of this paragraph, if a court determines that any remedy stated in this Agreement has failed of its essential purpose, then all other provisions of this Agreement, including the limitations on liability and exclusion of damages, shall remain fully effective.

       13.     Miscellaneous.

               (a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Company or FDISG shall be sufficiently given if addressed to the party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

                    To the Company:

                    MEMBERS Mutual Funds
                    c/o CIMCO Inc.
                    5910 Mineral Point Road
                    Madison, Wisconsin 53705
                    Attention:  Scott Powell

                    with a copy to:

                    Linda L. Lilledahl
                    Assistant Vice President and Associate General Counsel CUNA Mutual Group
                    5910 Mineral Point Road
                    Location 3B-2
                    Madison, Wisconsin 53705

                    To FDISG:

                    First Data Investor Services Group, Inc.
                    4400 Computer Drive
                    Westboro, Massachusetts 01581
                    Attention:  President

                    with a copy to FDISG's General Counsel

               (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and is not intended to confer upon any other person any rights or remedies hereunder. This Agreement may not be assigned or otherwise transferred by either party hereto, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that FDISG may, in its sole discretion, assign all its right, title and interest in this Agreement to an affiliate, parent or subsidiary, or to the purchaser of substantially all of its business. FDISG may, in its sole discretion, engage subcontractors to perform any of the obligations contained in this Agreement to be performed by FDISG; provided, however, that FDISG shall be responsible for the provisions of services of such subcontractors to the same extent as if the services were performed by FDISG.

               (c) The laws of the Commonwealth of Massachusetts, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this Agreement. All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Boston, and FDISG and the Company hereby submit themselves to the exclusive jurisdiction of those courts.

               (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.

               (e) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

               (f) The Company and FDISG agree that the obligations of the Company under the Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company individually, but are binding only upon the assets and property of the Company, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Company, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them or any shareholder of the Company individually or to impose any liability on any of them or any shareholder of the Company personally, but shall bind only the assets and property of the Company as provided in the Declaration of Trust.

                  (g) The parties are independent contractors engaged in their own and entirely separate business. Neither party is an agent or employee of the other for any purpose whatsoever, and, except as may be expressly permitted in writing by the other, no party shall have any right, power or authority to bind the other, transact any business in it's name or on its behalf, or make any promises or representations on it's behalf.

       14.     Confidentiality and Market Protection.

               (a) The parties agree that the Proprietary Information (defined below) and the contents of this Agreement (collectively "Confidential Information") are confidential information of the parties and their respective licensers. The Company and FDISG shall exercise reasonable care to safeguard the confidentiality of the Confidential Information of the other. The Company and FDISG may each use the Confidential Information only to exercise its rights or perform its duties under this Agreement. The Company and FDISG shall not duplicate, sell or disclose to others the Confidential Information of the other, in whole or in part, without the prior written permission of the other party. The Company and FDISG may, however, disclose Confidential Information to its employees who have a need to know the Confidential Information to perform work for the other, provided that each shall use reasonable efforts to ensure that the Confidential Information is not duplicated or disclosed by its employees in breach of this Agreement. The Company and FDISG may also disclose the Confidential Information to independent contractors, auditors and professional advisors, provided they first agree in writing to be bound by the confidentiality obligations substantially similar to this Section 14. Notwithstanding the previous sentence, in no event shall either the Company or FDISG disclose the Confidential Information to any competitor of the other without specific, prior written consent.

               (b)   Proprietary Information means:

                    (i) any data or information that is completely sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships (including names of credit union organizations and credit union members), customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company or FDISG, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

                    (ii) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Company or FDISG a competitive advantage over its competitors; and

                    (iii) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable.

               (c) Confidential Information includes, without limitation, all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of either party which now exist or come into the control or possession of the other.

               (d) The parties recognize the importance and value to CUNA Mutual Group of the credit union market to which the Company will be marketing shares. In recognition of this, FDISG agrees that all lists of credit unions and credit union members obtained for solicitation, processing or other purposes and all lists and records relating to the identity of credit unions and credit union members, and investors that may be compiled as a result of the Agreement are and shall remain the exclusive property of CUNA Mutual Group and shall be returned to CUNA Mutual Group at the termination of the Agreement or, as to any individual records, when those records are no longer needed for purposes of the Agreement. Provided, however, that FDISG may retain any records or copies of any such lists and records to the extent it may be required by law to do so.

         FDISG agrees that all such lists and records that it may at any time possess will not be used by it or any subsidiary and it will not assist any other affiliate to use such lists or records, except as necessary to carry out its obligations under the Agreement. FDISG specifically recognizes that any lists or records of actual credit unions or credit union member investors that may be compiled as a result of the Agreement shall not be used by FDISG or any subsidiary and FDISG will not assist any other affiliate to use the names, for the purposes of soliciting, developing or writing any insurance or financial service products business.

         This Section shall survive the termination of the Agreement.

                  (e) During the term of this Agreement and for a one year period thereafter, neither FDISG nor any subsidiary of FDISG, shall, directly or indirectly, seek any relationship, or assist any affiliate of FDISG to seek any relationship, with any credit union organization or credit union member that purchases Company shares, for the purpose of soliciting, developing or writing any insurance or financial services products business directed at credit union organizations or credit union members; or engage in any business, marketing plan, arrangement or program that emphasizes, targets or focuses on efforts to solicit, develop or write any such business for credit union organizations or credit union members, as such. In addition, during the term of the Agreement and for a one year period thereafter, neither FDISG nor any subsidiary of FDISG shall engage or in any manner assist any affiliate of FDISG to engage in an effort to specifically market or target credit union organizations as a group on a state, regional or national level for the purpose of soliciting, developing or writing any insurance or financial services products business.

         It is understood that, in the ordinary course of its business of marketing its products to the general public, FDISG or its subsidiaries or affiliates are likely to contact a certain number of businesses and members of the general public who happen to be credit union organizations or members of credit unions, without emphasizing, targeting or focusing upon them as such, and this Section is not intended to prohibit these contacts or business resulting from these contacts so long as they neither result from nor are the product of activity otherwise prohibited by this Section.

         This Section shall survive the termination of the Agreement for the period stated above.

               (f) The Company and FDISG acknowledge that breach of the restrictions on use, dissemination or disclosure of any Confidential Information would result in immediate and irreparable harm, and money damages would be inadequate to compensate FDISG or Company for that harm. Company and FDISG shall be entitled to equitable relief, in addition to all other available remedies, to redress any such breach.

       15. Force Majeure. No party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country in which primary operations of FDISG or Company exist, (iii) any act or omission of the other party or any governmental authority; (iv) any labor disputes (whether or not the employees' demands are reasonable or within the party's power to satisfy); or
(v) nonperformance by a third party ("third party" as used in this section shall not include subcontractors retained by FDISG) or any similar cause beyond the reasonable control of such party, including without limitation, failures or fluctuations in telecommunications or other equipment. In any such event, the non-performing party shall be excused from any further performance and observance of the obligations so affected only for so long as such circumstances prevail and such party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

       16. Entire Agreement. This Agreement, including all Schedules hereto, constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous proposals, agreements, contracts, representations, and understandings, whether written or oral, between the parties with respect to the subject matter hereof.


       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date first written above.

                    FIRST DATA INVESTOR SERVICES GROUP, INC.

                                    By:     Jack P. Kutner

                                    Name:   Jack P. Kutner

                                    Title:  President


                                    MEMBERS Mutual Funds

                                    By:     Scott Powell

                                    Name:   Scott Powell

                                    Title:  Secretary/Treasurer


                                   SCHEDULE A

                               LIST OF PORTFOLIOS
                              MEMBERS Mutual Funds


                               Cash Reserves Fund
                                    Bond Fund
                                  Balanced Fund
                                High Income Fund
                             Growth and Income Fund
                            Capital Appreciation Fund
                            International Stock Fund

                                   SCHEDULE B

                               JOINT FEE AGREEMENT

         This Joint Fee Agreement is made as of October 28, 1997, by and between FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG"), a Massachusetts corporation, and MEMBERS MUTUAL FUND (the "Company"), a Delaware corporation.

         WHEREAS, FDISG and the Company have entered into an Administration Agreement dated as of October 28, 1997, and a Transfer Agency Services Agreement dated as of October 28, 1997 (collectively, the "Agreements"); and

         WHEREAS, the Company and FDISG wish to set forth the fees to be paid by the Company to FDISG.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. In consideration of the services which FDISG shall perform for the Company pursuant to which the Company hereby agrees to pay FDISG an aggregate monthly fee under the Agreements as follows:

               $3,500.00 per class per Fund (as defined in the  Agreements)  per month until the aggregate assets of the Funds have reached $500 million on any day.

               if  aggregate  assets  are  less  than  $500  million,  0.15%  of aggregate average daily net assets or a minimum of $3,500 per class, whichever is greater.

               if aggregate assets are at least $500 million, but less than $1 billion, 0.12% of aggregate average daily net assets.

               if aggregate assets are at least $1 billion, 0.09% of aggregate average daily net assets.

         The Company shall also pay FDISG the following fees relating to the Transfer Agency Services Agreement:

               Programming Costs

                  Dedicated Team:

                  Programmer                      $100,000 per annum
                  BSA                             $ 85,000 per annum
                  Tester                          $ 65,000 per annum

                  System Enhancements (Non Dedicated Team):

                  Programmer                        $135.00 per hour

                  The above rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Joint Fee Agreement.

         2. After the one year anniversary of the effective date of this Fee Agreement, FDISG may adjust the above fees once per calendar year, upon thirty
(30) days prior written notice in an amount not to exceed the cumulative percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) U.S. City Average, All items (unadjusted) - (1982-84=100), published by the U.S. Department of Labor since the last such adjustment in the Client's monthly fees (or the Effective Date absent a prior such adjustment).

          3. The penalties for the failure of FDISG to meet the Priority Performance Standards (as such term is defined in the Administration Agreement) shall be as follows:

               If FDISG  fails to meet a Priority  Performance  Standard  in any month, the Company shall provide written notice to FDISG.

               If FDISG fails to meet the same Priority Performance Standard for two (2) months in succession, FDISG's fee for the second month shall be reduced by five (5) percent.

               If FDISG fails to meet the same Priority Performance Standard for three (3) months in any rolling six (6) month period, then the Company shall have the right to terminate the Agreements in accordance with their terms.

         The penalties for the failure of FDISG to meet the Regular Performance Standards (as such term is defined in the Administration Agreement) shall be as follows:

               If FDISG  fails to meet a  Regular  Performance  Standard  in any month (any quarter with respect to the Regular Performance Standard relating to Legal Administration), the Company shall provide written notice to FDISG.

               If FDISG fails to meet the same Regular Performance  Standard for two (2) months in succession ) (two (2) quarters in succession with respect to the Regular Performance Standard relating to Legal Administration), FDISG's fee for the second month (or second quarter as the case may be) shall be reduced by one (1) percent.

          4. The Company agrees to pay all fees to FDISG by Federal Funds Wire within fifteen (15) business days following the receipt of the invoice. In addition, with respect to all fees under this Joint Fee Agreement, FDISG may charge a past due service fee equal to the lesser of (a) one and one-half percent (1 1/2%) per month or (b) the highest interest rate legally permitted on any past due invoiced amounts.

          5. FDISG shall also be entitled to receive out-of-pocket expenses as set forth in each of the Agreements.

         6. This Joint Fee Agreement may be amended from time to time by the written agreement of the parties. FDISG recognizes that the pricing of this Agreement and the previously described fees are subject to review by both parties in the event that any portion of the listed services to be provided by FDISG in the Agreements are performed internally by the Company or its Adviser and affiliates (e.g. fund accounting or fund administration). The Company shall give FDISG 180 days' notice of any decision by the Company to "internalize" services and the Agreements will remain in force subject to mutually agreed upon revisions to this Joint Fee Agreement.

         7. This Joint Fee Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.


                          FIRST DATA INVESTOR SERVICES
                                   GROUP, INC.



                                            By:      Jack P. Kutner

                                            Title:   President


                                            MEMBERS MUTUAL FUNDS



                                            By:      Scott Powell

                                            Title:   Secretary/Treasurer




                                   SCHEDULE C

                             OUT-OF-POCKET EXPENSES


Out-of-pocket expenses include, but are not limited to, the following:

   - Postage of Board meeting materials and other materials to the Company's Board members and service providers (including overnight or other courier services)
   - Telecommunications charges (including FAX) with respect to communications with the Company's directors, officers and service providers
   - Duplicating charges with respect to filings with federal and state authorities and Board meeting materials
   -        Courier services
   -        Pricing services
   - Forms and supplies for the preparation of Board meetings and other materials for the Company
   -        Vendor set-up charges for Blue Sky services
   -        Customized programming requests
   -        Such other expenses as are agreed to by FDISG and the Company


                                   SCHEDULE D

                   Fund Accounting and Administrative Services

Routine Projects
o   Daily, Weekly, and Monthly Reporting
o   Portfolio and General Ledger Accounting
o   Daily  Pricing of all  Securities
o   Daily  Valuation  and NAV  Calculation
o   Comparison  of NAV to market  movement
o   Review of price  tolerance/fluctuation report
o   Research items appearing on the price exception report
o Weekly cost monitoring along with market-to-market valuations in accordance with Rule 2a7
o   Preparation of monthly ex-dividend monitor
o   Daily cash reconciliation with the custodian bank
o Daily updating of price and rate information to the Transfer Agent/Insurance Agent
o   Daily support and report delivery to Portfolio Management
o   Daily calculation of fund advisor fees and waivers
o   Daily calculation of distribution rates
o   Daily maintenance of each fund's general ledger including expense accruals
o   Daily price notification to other vendors as required
o   Calculation of 30-day adjusted SEC yields
o   Preparation of month-end reconciliation package
o   Monthly reconciliation of fund expense records
o   Preparation of monthly pay down gain/loss summaries
o   Preparation of all annual and semi-annual audit work papers
o   Preparation and Printing of Financial Statements
o   Providing Shareholder Tax Information to Transfer Agent
o   Producing Drafts of IRS and State Tax Returns
o   Treasury Services including:
         Provide Officer for the fund
         Expense Accrual Monitoring
         Determination of Dividends
         Prepare materials for review by the board, e.g., 2a-7,10f-3, 17a-7, 17e-1, Rule 144a Tax and Financial Counsel
o   Monthly Compliance Testing including section 817H



        Distribution and Legal, Regulatory and Board of Trustees Support

Routine  Projects  (to the extent  requested  by  Company)*
o   Provide  1940 Act Attorney to assist in organization
o Prepare agenda and background materials for legal approval at Board Meetings; make presentations where appropriate; prepare minutes; follow up on issues
o   Review and filing of Form N-SAR
o   Review and filing of Annual and Semi-Annual Financial Reports
o   Assistance in Preparation of Fund Registration Statements
o   Review of all Sales Material and Advertising
o Coordinate all aspects of the printing and mailing process with outside printers for all shareholder publications
o   Support for all quarterly board meetings
o   Preparation of proxy materials for one meeting per two year period
o   Annual update Post-Effective Amendment (PEA)
o   Prospectus supplements as needed
o   Consultations regarding legal issues as needed
o   SEC audit report
o   Arrange insurance and fidelity bond coverage
o Support for one special board meeting per year and consent votes where needed
o   One additional PEA (other than annual update)
o   One exemptive order application
o   Assist with marketing strategy and product development

Special Projects*
o Proxy material preparation for additional meetings beyond one per two year period
o   N-14  preparation  (merger  document)
o   Additional  PEAs beyond two per year
o   Prospectus  simplification
o   Additional  exemptive  order  applications beyond one per year
o Extraordinary non-recurring projects - e.g., arranging CDSC financing programs
o Basic sales, mutual funds, and product training to branch and sales representatives

*Charged on a project-by-project basis.

                                   SCHEDULE E
                               FIRST DATA SERVICE
                              PERFORMANCE STANDARDS

Fund Accounting/Custody Liaison

          NAV's calculated accurately, provided that all information received from external vendors or Fund managers is correct*

          Information to NASADQ is reported accurately and within appropriate time frames

          Daily bulletin is released by 6:30 p.m. eastern time, provided that all information received from external vendors or Fund managers is received on a timely basis

          Accurate Cash Availability will be provided by 9:30 a.m. eastern time

The above standards will be adhered to at least 98% of the time measured on a monthly basis.

Fund Administration (Treasury and Reporting)/Tax/Compliance

          All SEC and IRS regulatory requirements will be met according to the deadlines set forth by the SEC and the IRS*

The above standard will be met 100% of the time.

Legal Administration

          Board materials will be sent to the Company for review fourteen (14) business days prior to the Board meeting

The above standard will be met 98% of the time as measured on a quarterly basis.

-----------------------------
*Such standards shall be considered "Priority Performance Standards" for purposes of this Agreement. All other standards shall be referred to as "Regular Performance Standards."

                                 EXHIBIT (9)(b)

                     TRANSFER AGENCY AND SERVICES AGREEMENT


         THIS AGREEMENT, dated as of this 28th day of October, 1997 between MEMBERS Mutual Funds (the "Fund"), a Delaware business trust having its principal place of business at 5910 Mineral Point Road, Madison, Wisconsin 53705 and FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG"), a Massachusetts corporation with principal offices at 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   WITNESSETH

         WHEREAS, the Fund is authorized to issue Shares in separate series, with each such series representing interests in a separate portfolio of securities or other assets.

         WHEREAS, the Fund initially intends to offer Shares in those Portfolios identified in the attached Exhibit 1, each such Portfolio, together with all other Portfolios subsequently established by the Fund shall be subject to this Agreement in accordance with Article 14;

         WHEREAS, the Fund on behalf of the Portfolios, desires to appoint FDISG as its transfer agent, dividend disbursing agent and agent in connection with certain other activities and FDISG desires to accept such appointment;

         NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Fund and FDISG agree as follows:

Article  1        Definitions.

         1.1 Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  (a) "Articles of Incorporation" shall mean the Articles of Incorporation, Declaration of Trust, or other similar organizational document as the case may be, of the Fund as the same may be amended from time to time.

                  (b) "Authorized Person" shall be deemed to include (i) any authorized officer of the Fund; or (ii) any person, whether or not such person is an officer or employee of the Fund, duly authorized to give Oral Instructions or Written Instructions on behalf of the Fund as indicated in writing to FDISG from time to time.

                    (c) "Board of Directors" shall mean the Board of Directors or Board of Trustees of the Fund, as the case may be.

                    (d) "Commission" shall mean the Securities and Exchange Commission.

                  (e) "Custodian" refers to any custodian or subcustodian of securities and other property which the Fund may from time to time deposit, or cause to be deposited or held under the name or account of such a custodian pursuant to a Custodian Agreement.

                    (f) "1934 Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, all as amended from time to time.

                  (g) "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, all as amended from time to time.

                  (h) "Oral  Instructions"  shall mean instructions,  other than
         Written  Instructions,   actually  received  by  FDISG  from  a  person
         reasonably believed by FDISG to be an Authorized Person;

                    (i) "Portfolio" shall mean each separate series of shares offered by the Fund representing interests in a separate portfolio of securities and other assets;

                  (j) "Prospectus" shall mean the most recently dated Fund Prospectus and Statement of Additional Information, including any supplements thereto if any, which has become effective under the Securities Act of 1933 and the 1940 Act.

                  (k) "Shares" refers collectively to such shares of capital stock or beneficial interest, as the case may be, or class thereof, of each respective Portfolio of the Fund as may be issued from time to time.

                    (l) "Shareholder" shall mean a record owner of Shares of each respective Portfolio of the Fund.

                  (m) "Written Instructions" shall mean a written communication signed by a person reasonably believed by FDISG to be an Authorized Person and actually received by FDISG. Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimile of a manually executed original or other process.

Article  2        Appointment of FDISG.

         The Fund, on behalf of the Portfolios, hereby appoints and constitutes FDISG as transfer agent and dividend disbursing agent for Shares of each respective Portfolio of the Fund and as shareholder servicing agent for the Fund and FDISG hereby accepts such appointments and agrees to perform the duties hereinafter set forth.


Article  3        Duties of FDISG.

         3.1  FDISG shall be responsible for:

                  (a) Administering and/or performing the customary services of a transfer agent; acting as service agent in connection with dividend and distribution functions; and for performing shareholder account and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of Shares of each Portfolio, as more fully described in the written schedule of Duties of FDISG annexed hereto as Schedule A and incorporated herein, and in accordance with the terms of the Prospectus of the Fund on behalf of the applicable Portfolio, applicable law and the procedures established from time to time between FDISG and the Fund and in accordance with the Performance Standards annexed hereto as Schedule E and incorporated herein.

                  (b) Recording the issuance of Shares and maintaining pursuant to Rule 17Ad-10(e) of the 1934 Act a record of the total number of Shares of each Portfolio which are authorized, based upon data provided to it by the Fund, and issued and outstanding. FDISG shall provide the Fund on a regular basis with the total number of Shares of each Portfolio which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund.

                  (c) In addition to providing the foregoing services, the Fund hereby engages FDISG as a service provider with respect to the Print/Mail Services as set forth in Schedule B for the fees also identified in Schedule B. FDISG agrees to perform the services and its obligations subject to the terms and conditions of this Agreement. This Agreement does not restrict the Fund from using other service providers (including its sponsor companies) for print/mail services at its discretion.

                  (d) Notwithstanding any of the foregoing provisions of this Agreement, FDISG shall be under no duty or obligation to inquire into, and shall not be liable for: (i) the legality of the issuance or sale of any Shares or the sufficiency of the amount to be received therefor;
         (ii) the legality of the redemption of any Shares, or the propriety of the amount to be paid therefor; (iii) the legality of the declaration of any dividend by the Board of Directors, or the legality of the issuance of any Shares in payment of any dividend; or (iv) the legality of any recapitalization or readjustment of the Shares.

         3.2 In addition, the Fund shall (i) identify to FDISG in writing those transactions and assets to be treated as exempt from blue sky reporting for each State and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of FDISG for the Fund's blue sky State registration status is shall include the initial establishment of transactions and ongoing monitoring and reporting subject to blue sky compliance by the Fund and the reporting of such transactions to the Fund as provided above.

         3.3 In addition to the duties set forth herein, FDISG shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Fund and FDISG.

Article 4         Recordkeeping and Other Information.

         4.1 FDISG shall create and maintain all records required of it pursuant to its duties hereunder and as set forth in Schedule A in accordance with all applicable laws, rules and regulations, including records required by Section 31(a) of the 1940 Act. Where applicable, such records shall be maintained by FDISG for the periods and in the places required by Rule 31a-2 under the 1940 Act.

         4.2 To the extent required by Section 31 of the 1940 Act, FDISG agrees that all such records prepared or maintained by FDISG relating to the services to be performed by FDISG hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such section, and will be surrendered promptly to the Fund on and in accordance with the Fund's request.

         4.3 In case of any requests or demands for the inspection of Shareholder records of the Fund, FDISG will endeavor to notify the Fund of such request and secure Written Instructions as to the handling of such request. FDISG reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to comply with such request; provided, however, FDISG shall be liable for any inappropriate or illegal sharing of information or Confidential Information.

Article 5         Fund Instructions.

         5.1 FDISG will have no liability when acting upon Written or Oral Instructions reasonably believed to have been executed or orally communicated by an Authorized Person and will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from the Fund.

         5.2 At any time, FDISG may request Written Instructions from the Fund and may seek advice from legal counsel for the Fund, or its own legal counsel, with respect to any matter arising in connection with this Agreement, and it shall not be liable for any action taken or not taken or suffered by it in good faith in accordance with such Written Instructions or in accordance with the opinion of counsel for the Fund. Written Instructions requested by FDISG will be provided by the Fund within a reasonable period of time.

         5.3 FDISG, its officers, agents or employees, shall accept Oral Instructions or Written Instructions given to them by any person representing or acting on behalf of the Fund only if said representative is an Authorized Person. The Fund agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Fund's failure to so confirm shall not impair in any respect FDISG's right to rely on Oral Instructions.

Article  6        Compensation.

         6.1 The Fund on behalf of each of the Portfolios will compensate FDISG for the performance of its obligations hereunder and its services under the Administration Agreement entered into by the parties and dated the same date as this Agreement, in accordance with the fees set forth in the written Joint Fee Agreement annexed hereto as Schedule B and incorporated herein.

         6.2 In addition to those fees set forth in Section 6.1 above, the Fund on behalf of each of the Portfolios agrees to pay, and will be billed separately for, out-of-pocket expenses incurred by FDISG in the performance of its duties hereunder. Out-of-pocket expenses shall include, but shall not be limited to, the items specified in the written schedule of out-of-pocket charges annexed hereto as Schedule C and incorporated herein. Schedule C may be modified by written agreement between the parties. Unspecified out-of-pocket expenses shall be limited to those out-of-pocket expenses reasonably incurred by FDISG in the performance of its obligations hereunder.

         6.3 The Fund on behalf of each of the Portfolios agrees to pay all fees and out-of-pocket expenses to FDISG by Federal Funds Wire within fifteen (15) business days following the receipt of the respective invoice. In addition, with respect to all fees under this Agreement, FDISG may charge a past due service fee equal to the lesser of (i) one and one half percent (1 1/2%) per month or
(ii) the highest interest rate legally permitted on any past due invoiced amounts.

         6.4 Schedule B may be amended to add fee schedules for any additional Funds for which FDISG has been retained and will be renegotiated and amended by mutual consent of the parties upon other additions or reduction in services under this Agreement or the Administration Agreement referred to above.

         6.5 The Fund acknowledges that the fees that FDISG charges the Fund under this Agreement reflect the allocation of risk between the parties, including the disclaimer of warranties in Section 9.3 and the limitations on liability and exclusion of remedies in Section 11.2 and Article 12. Modifying the allocation of risk from what is stated here would affect the fees that FDISG charges, and in consideration of those fees, the Fund agrees to the stated allocation of risk.

Article  7        Documents.

         In connection with the appointment of FDISG, the Fund shall, on or before the date this Agreement goes into effect, but in any case within a reasonable period of time for FDISG to prepare to perform its duties hereunder, deliver or cause to be delivered to FDISG the documents set forth in the written schedule of Fund Documents annexed hereto as Schedule D.

Article  8        Transfer Agent System.

         8.1 FDISG shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights utilized by FDISG in connection with the services provided by FDISG to the Fund herein (the "FDISG System").

         8.2 FDISG hereby grants to the Fund a limited license to the FDISG System for the sole and limited purpose of having FDISG provide the services contemplated hereunder and nothing contained in this Agreement shall be construed or interpreted otherwise and such license shall immediately terminate with the termination of this Agreement.

         8.3 In the event that the Fund, including any affiliate or agent of the Fund or any third party acting on behalf of the Fund is provided with direct access to the FDISG System for either account inquiry or to transmit transaction information, including but not limited to maintenance, exchanges, purchases and redemptions, such direct access capability shall be limited to direct entry to the FDISG System by means of on-line mainframe terminal entry or PC emulation of such mainframe terminal entry and any other non-conforming method of transmission of information to the FDISG System is strictly prohibited without the prior written consent of FDISG.

Article 9         Representations and Warranties.

         9.1      FDISG represents and warrants to the Fund that:

                    (a) it is a corporation duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts;

                    (b) it is empowered under applicable laws and by its Articles of Incorporation to enter into and perform this Agreement;

                    (c) all requisite corporate proceedings have been taken to authorize it to enter into this Agreement;

                    (d) it is duly registered with its appropriate regulatory agency as a transfer agent and such registration will remain in effect for the duration of this Agreement; and

                    (e) it has and will continue to have access to the necessary
          facilities,   equipment  and  personnel  to  perform  its  duties  and
          obligations under this Agreement.


         9.2      The Fund represents and warrants to FDISG that:

                    (a) it is duly organized, existing and in good standing under the laws of the jurisdiction in which it is organized;

                    (b) it is empowered under applicable laws and by its Articles of Incorporation to enter into this Agreement;

                    (c) all corporate proceedings required by said Articles of Incorporation and applicable laws have been taken to authorize it to enter into this Agreement;

                  (d) a registration statement under the Securities Act of 1933, as amended, and the 1940 Act on behalf of each of the Portfolios will become and will remain effective throughout the term of this Agreement with respect to all Shares of the Fund being offered for sale; and

                  (e) all outstanding Shares are validly issued, fully paid and non-assessable and when Shares are hereafter issued in accordance with the terms of the Fund's Articles of Incorporation and its Prospectus with respect to each Portfolio, such Shares shall be validly issued, fully paid and non-assessable.

         9.3 THIS IS A SERVICE AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, FDISG DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE TO THE FUND OR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES REGARDING QUALITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY COURSE OF DEALING, CUSTOM OR USAGE OF TRADE) OF ANY SERVICES OR ANY GOODS PROVIDED INCIDENTAL TO SERVICES PROVIDED UNDER THIS AGREEMENT. FDISG DISCLAIMS ANY WARRANTY OF TITLE OR NON-INFRINGEMENT EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT.

Article 10        Indemnification.

         10.1 FDISG shall not be responsible for and the Fund on behalf of each Portfolio shall indemnify and hold FDISG harmless from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against FDISG or for which FDISG may be held to be liable (a "Claim") arising out of or attributable to any of the following:

                  (a) any actions of FDISG required to be taken pursuant to this Agreement unless such Claim resulted from a negligent act or omission to act or bad faith by FDISG in the performance of its duties hereunder;

                  (b) FDISG's reasonable reliance on, or reasonable use of information, data, records and documents (including but not limited to magnetic tapes, computer printouts, hard copies and microfilm copies) received by FDISG from the Fund, or any authorized third party acting on behalf of the Fund, including but not limited to the prior transfer agent for the Fund, in the performance of FDISG's duties and obligations hereunder;

                  (c) the reliance on, or the implementation of, any Written or Oral Instructions or any other instructions or requests of the Fund on behalf of the applicable Portfolio;

                  (d) the offer or sale of shares in violation of any requirement under the securities laws or regulations of any state that such shares be registered in such state or in violation of any stop order or other determination or ruling by any state with respect to the offer or sale of such shares in such state for which FDISG has informed the Fund; and

                  (e) the Fund's refusal or failure to comply with the terms of this Agreement, or any Claim which arises out of the Fund's negligence or misconduct or the breach of any representation or warranty of the Fund made herein.

         10.2 In any case in which the Fund may be asked to indemnify or hold FDISG harmless, FDISG will notify the Fund promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification against the Fund and shall keep the Fund advised with respect to all developments concerning such situation. The Fund shall have the option to defend FDISG against any Claim which may be the subject of this indemnification, and, in the event that the Fund so elects, such defense shall be conducted by counsel chosen by the Fund, and thereupon the Fund shall take over complete defense of the Claim and FDISG shall sustain no further legal or other expenses in respect of such Claim. FDISG will not confess any Claim or make any compromise in any case in which the Fund will be asked to provide indemnification, except with the Fund's prior written consent. The obligations of the parties hereto under this Article 10 shall survive the termination of this Agreement.

         10.3 Any claim for indemnification under this Agreement must be made prior to the earlier of:

                  (a) one year after the Fund becomes aware of the event for which indemnification is claimed; or

                  (b) one year after the earlier of the termination of this Agreement or the expiration of the term of this Agreement.

         10.4 Except for remedies that cannot be waived as a matter of law (and injunctive or provisional relief), the provisions of this Article 10 shall be FDISG's sole and exclusive remedy for claims or other actions or proceedings to which the Fund's indemnification obligations pursuant to this Article 10 may apply.

Article  11       Standard of Care.

         11.1 FDISG shall at all times act in good faith and agrees to use its best efforts within commercially reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility for loss or damage to the Fund unless said errors are caused by FDISG's own, or any subcontractor's engaged by FDISG pursuant to Article 17, negligence, bad faith or willful misconduct or that of its employees.

         11.2 Notwithstanding any provision in this Agreement to the contrary, FDISG's cumulative liability (to the Fund) for all losses, claims, suits, controversies, breaches, or damages for any cause whatsoever (including but not limited to those arising out of or related to this Agreement) and regardless of the form of action or legal theory shall not exceed the lesser of (i) $1,000,000 or (ii) the twelve months fees annualized based on the monthly fees paid to FDISG for the month immediately preceding the occurrence of such loss or damage; provided, however, that the limitation on liability shall not apply for losses or damages resulting from gross negligence on the part of FDISG. Fund understands the limitation on FDISG's damages to be a reasonable allocation of risk and Fund expressly consents with respect to such allocation of risk. In allocating risk under the Agreement, the parties agree that the damage limitation set forth above shall apply to any alternative remedy ordered by a court in the event such court determines that sole and exclusive remedy provided for in the Agreement fails of its essential purpose.

         11.3 Neither party may assert any cause of action against the other party under this Agreement that accrued more than two (2) years prior to the filing of the suit (or commencement of arbitration proceedings) alleging such cause of action.

Article  12       Consequential Damages.

         NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL FDISG, ITS AFFILIATES OR ANY OF ITS OR THEIR DIRECTORS, OFFICERS,
EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER EITHER PARTY OR ANY ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Article  13       Term and Termination.

         13.1 This Agreement shall be effective on the date first written above and shall continue for a period of three (3) years (the "Initial Term").

         13.2 Upon the expiration of the Initial Term, this Agreement shall automatically renew for successive terms of three (3) years ("Renewal Terms") each, provided, however, that the Fund may terminate this Agreement on 180 days' prior written notice at any time after completion of the Initial Term upon its determination to transfer any or all of the services provided hereunder by FDISG to a member of the CUNA Mutual Group. CUNA Mutual Group shall include CUNA Mutual Insurance Society, its permanent affiliate CUNA Mutual Life Insurance Company, and their subsidiaries and affiliates. Either party may give written notice not to renew at the end of the Initial Term or any Renewal Term not less than ninety (90) days and not more than one-hundred eighty (180) days prior to the expiration of the Initial Term or the then current Renewal Term.

         13.3 This Agreement may be terminated by the Fund prior to the expiration of the Initial Term or any Renewal Term in the event FDISG has failed to meet a Priority Performance Standard (as such term is defined in the Administration Agreement between the Fund and FDISG) in three months of any rolling six month period. The Fund will provide FDISG with 60 days' notice in writing after the third month of FDISG's failure to meet the Performance Standards if the Fund intends to exercise this option under this Section 13.3. Notwithstanding the foregoing, the Fund's right under this Section 13.3 shall not become effective until ninety (90) days after FDISG has begun providing services under this Agreement.

         13.4 In the event a termination notice is given by the Fund, all expenses associated with movement of records and materials and conversion thereof to a successor transfer agent will be borne by the Fund.

         13.5 If a party hereto is guilty of a material failure to perform its duties and obligations hereunder (a "Defaulting Party") the other party (the "Non-Defaulting Party") may give written notice thereof to the Defaulting Party, and if such material breach shall not have been remedied within thirty (30) days after such written notice is given, then the Non-Defaulting Party may terminate this Agreement by giving thirty (30) days written notice of such termination to the Defaulting Party. If FDISG is the Non-Defaulting Party, its termination of this Agreement shall not constitute a waiver of any other rights or remedies of FDISG with respect to services performed prior to such termination of rights of FDISG to be reimbursed for out-of-pocket expenses. In all cases, termination by the Non-Defaulting Party shall not constitute a waiver by the Non-Defaulting Party of any other rights it might have under this Agreement or otherwise against the Defaulting Party.

Article  14       Additional Portfolios

         14.1 In the event that the Fund establishes one or more Portfolios in addition to those identified in Exhibit 1, with respect to which the Fund desires to have FDISG render services as transfer agent under the terms hereof, the Fund shall so notify FDISG in writing, and if FDISG agrees in writing to provide such services, Exhibit 1 shall be amended to include such additional Portfolios.

Article  15       Confidentiality.

         15.1 The parties agree that the Proprietary Information (defined below) and the contents of this Agreement (collectively "Confidential Information") are confidential information of the parties and their respective licensors. The Fund and FDISG shall exercise at least the same degree of care, but not less than reasonable care, to safeguard the confidentiality of the Confidential
Information of the other as it would exercise to protect its own confidential information of a similar nature. The Fund and FDISG shall not duplicate, sell or disclose to others the Confidential Information of the other, in whole or in part, without the prior written permission of the other party. The Fund and FDISG may, however, disclose Confidential Information to their respective parent corporation, their respective affiliates, their subsidiaries and affiliated companies and employees, provided that each shall use reasonable efforts to ensure that the Confidential Information is not duplicated or disclosed in breach of this Agreement. The Fund and FDISG may also disclose the Confidential Information to independent contractors, auditors, and professional advisors, provided they first agree in writing to be bound by the confidentiality obligations substantially similar to this Section 15.1. Notwithstanding the previous sentence, in no event shall either the Fund or FDISG disclose the Confidential Information to any competitor of the other without specific, prior written consent.

         15.2     Proprietary Information means:

                  (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships (including names of credit union organizations and credit union members),, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Fund or FDISG, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

                  (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Fund or FDISG a competitive advantage over its competitors; and

                  (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable.

         15.3 Confidential Information includes, without limitation, all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of either party which now exist or come into the control or possession of the other.

         15.4 The parties recognize the importance and value to CUNA Mutual Group of the credit union market to which the Fund will be marketing shares. In recognition of this, FDISG agrees that all lists of credit unions and credit union members obtained for solicitation, processing or other purposes and all lists and records relating to the identity of credit unions and credit union members, and investors that may be compiled as a result of the Agreement are and shall remain the exclusive property of CUNA Mutual Group and shall be returned to CUNA Mutual Group at the termination of the Agreement or, as to any individual records, when those records are no longer needed for purposes of the Agreement. Provided, however, that FDISG may retain any records or copies of any such lists and records to the extent it may be required by law to do so.

         FDISG agrees that all such lists and records that it may at any time possess will not be used by it or any subsidiary and it will not assist any other affiliate to use such lists or records, except as necessary to carry out its obligations under the Agreement. FDISG specifically recognizes that any lists or records of actual credit unions or credit union member investors that may be compiled as a result of the Agreement shall not be used by FDISG or any subsidiary and FDISG will not assist any other affiliate to use the names, for the purposes of soliciting, developing or writing any insurance or financial service products business.

         This Section shall survive the termination of the Agreement.

         15.5 During the term of this Agreement and for a one year period thereafter, neither FDISG nor any subsidiary of FDISG, shall, directly or indirectly, seek any relationship, or assist any affiliate of FDISG to seek any relationship, with any credit union organization or credit union member that purchases Fund shares, for the purpose of soliciting, developing or writing any insurance or financial services products business directed at credit union organizations or credit union members; or engage in any business, marketing plan, arrangement or program that emphasizes, targets or focuses on efforts to solicit, develop or write any such business for credit union organizations or credit union members, as such. In addition, during the term of the Agreement and for a one year period thereafter, neither FDISG nor any subsidiary of FDISG shall engage or in any manner assist any affiliate of FDISG to engage in an effort to specifically market or target credit union organizations as a group on a state, regional or national level for the purpose of soliciting, developing or writing any insurance or financial services products business.

         It is understood that, in the ordinary course of its business of marketing its products to the general public, FDISG or its subsidiaries or affiliates are likely to contact a certain number of businesses and members of the general public who happen to be credit union organizations or members of credit unions, without emphasizing, targeting or focusing upon them as such, and this Section is not intended to prohibit these contacts or business resulting from these contacts so long as they neither result from nor are the product of activity otherwise prohibited by this Section.

         This Section shall survive the termination of the Agreement for the period stated above.

Article  16       Force Majeure.

         No party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country where FDISG or Fund have primary operations located, (iii) any act or omission of the other party or any governmental authority; (iv) any labor disputes (whether or not the employees' demands are reasonable or within the party's power to satisfy); or (v) nonperformance by a third party or any similar cause beyond the reasonable control of such party, including without limitation, failures or fluctuations in telecommunications or other equipment. In any such event, the non-performing party shall be excused from any further performance and observance of the obligations so affected only for as long as such circumstances prevail and such party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

Article 17        Assignment and Subcontracting.

This Agreement, its benefits and obligations shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned or otherwise transferred by either party hereto, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that FDISG may, in its sole discretion, assign all its right, title and interest in this Agreement to an affiliate, parent or subsidiary, or to the purchaser of substantially all of its business. FDISG may, in its sole discretion, engage subcontractors to perform any of the obligations contained in this Agreement to be performed by FDISG; provided, however, that FDISG shall be responsible for the provisions of services of such subcontractors to the same extent as if the services were performed by FDISG.

Article 18        Arbitration.

         18.1 Any claim or controversy arising out of or relating to this Agreement, or breach hereof, shall be settled by arbitration administered by the American Arbitration Association in Boston, Massachusetts in accordance with its applicable rules, except that the Federal Rules of Evidence and the Federal Rules of Civil Procedure with respect to the discovery process shall apply.

         18.2 The parties hereby agree that judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

         18.3 The parties acknowledge and agree that the performance of the obligations under this Agreement necessitates the use of instrumentalities of interstate commerce and, notwithstanding other general choice of law provisions in this Agreement, the parties agree that the Federal Arbitration Act shall govern and control with respect to the provisions of this Article 18.

Article  19       Notice.

         Any notice or other instrument authorized or required by this Agreement to be given in writing to the Fund or FDISG, shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

                  To the Fund:

                  MEMBERS Mutual Funds
                  c/o CIMCO Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705
                  Attention:  Scott Powell

                  with a copy to:

                  Linda L. Lilledahl
                  Assistant Vice President and Associate General Counsel CUNA Mutual Group
                  5910 Mineral Point Road
                  Location 3B-2
                  Madison, Wisconsin 53705

                  To FDISG:

                  First Data Investor Services Group, Inc.
                  4400 Computer Drive
                  Westboro, Massachusetts  01581
                  Attention:  President

                  with a copy to FDISG's General Counsel

Article 20        Governing Law/Venue.

         The laws of the Commonwealth of Massachusetts, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this agreement. All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Boston, and FDISG and Client hereby submit themselves to the exclusive jurisdiction of those courts.

Article 21        Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts shall, together, constitute only one instrument.

Article 22        Captions.

         The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Article 23        Publicity.

         Neither FDISG nor the Fund shall release or publish news releases, public announcements, advertising or other publicity relating to this Agreement or to the transactions contemplated by it without the prior review and written approval of the other party; provided, however, that either party may make such disclosures as are required by legal, accounting or regulatory requirements after making reasonable efforts in the circumstances to consult in advance with the other party.

Article 24        Relationship of Parties/Non-Solicitation.

         24.1 The parties agree that they are independent contractors and not partners or co-venturers and nothing contained herein shall be interpreted or construed otherwise.

         24.2 During the term of this Agreement and for one (1) year afterward, the Fund shall not recruit, solicit, employ or engage, for the Fund or others, FDISG's employees.

Article 25        Entire Agreement; Severability.

         25.1 This Agreement, including Schedules, Addenda, and Exhibits hereto, constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous proposals, agreements, contracts, representations, and understandings, whether written or oral, between the parties with respect to the subject matter hereof. No change, termination, modification, or waiver of any term or condition of the Agreement shall be valid unless in writing signed by each party. No such writing shall be effective as against FDISG unless said writing is executed by a Senior Vice President, Executive Vice President, or President of FDISG. A party's waiver of a breach of any term or condition in the Agreement shall not be deemed a waiver of any subsequent breach of the same or another term or condition.

         25.2 The parties intend every provision of this Agreement to be severable. If a court of competent jurisdiction determines that any term or provision is illegal or invalid for any reason, the illegality or invalidity shall not affect the validity of the remainder of this Agreement. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties. Without limiting the generality of this paragraph, if a court determines that any remedy stated in this Agreement has failed of its essential purpose, then all other provisions of this Agreement, including the limitations on liability and exclusion of damages, shall remain fully effective.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                             MEMBERS Mutual Funds

                             By:      Scott R. Powell

                             Title:   Secretary/Treasurer

                             FIRST DATA INVESTOR SERVICES GROUP, INC.

                             By:      Jack P. Kutner

                             Title:   President

                                    Exhibit 1

                               LIST OF PORTFOLIOS
                              MEMBERS Mutual Funds


                               Cash Reserves Fund
                                    Bond Fund
                                  Balanced Fund
                                High Income Fund
                             Growth and Income Fund
                            Capital Appreciation Fund
                            International Stock Fund




                                   Schedule A

                                 DUTIES OF FDISG

         1. Shareholder Information. FDISG shall maintain a record of the number of Shares held by each Shareholder of record which shall include name, address, taxpayer identification and which shall indicate whether such Shares are held in certificates or uncertificated form.

         2. Shareholder Services. FDISG shall respond as appropriate to all inquiries and communications from Shareholders relating to Shareholder accounts with respect to its duties hereunder and as may be from time to time mutually agreed upon between FDISG and the Fund.

         3. Mailing Communications to Shareholders; Proxy Materials. FDISG will address and mail to Shareholders of the Fund, all reports to Shareholders, dividend and distribution notices and proxy material for the Fund's meetings of Shareholders. In connection with meetings of Shareholders, FDISG will prepare Shareholder lists, mail and certify as to the mailing of proxy materials, process and tabulate returned proxy cards, report on proxies voted prior to meetings, act as inspector of election at meetings and certify Shares voted at meetings.

         4.       Sales of Shares

                  (a) FDISG shall not be required to issue any Shares of the Fund where it has received a Written Instruction from the Fund or official notice from any appropriate authority that the sale of the Shares of the Fund has been suspended or discontinued. The existence of such Written Instructions or such official notice shall be conclusive evidence of the right of FDISG to rely on such Written Instructions or official notice.

                  (b) In the event that any check or other order for the payment of money is returned unpaid for any reason, FDISG will endeavor to: (i) give prompt notice of such return to the Fund or its designee; (ii) place a stop transfer order against all Shares issued as a result of such check or order; and
(iii) take such actions as FDISG may from time to time deem appropriate.

         5.       Exchange and Repurchase

                  (a) FDISG shall process all requests to exchange or redeem Shares in accordance with the transfer or repurchase procedures set forth in the Fund's Prospectus.

                  (b) FDISG will exchange or repurchase Shares upon receipt of Oral or Written Instructions or otherwise pursuant to the Prospectus and Share certificates, if any, properly endorsed for transfer or redemption, accompanied by such documents as FDISG reasonably may deem necessary.

                  (c) FDISG reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the endorsement on the instructions is valid and genuine. FDISG also reserves the right to refuse to transfer or repurchase Shares until it is satisfied that the requested transfer or repurchase is legally authorized, and it shall incur no liability for the refusal, in good faith, to make transfers or repurchases which FDISG, in its good judgment, deems improper or unauthorized, or until it is reasonably satisfied that there is no basis to any claims adverse to such transfer or repurchase.

                  (d) When Shares are redeemed, FDISG shall, upon receipt of the instructions and documents in proper form, deliver to the Custodian and the Fund or its designee a notification setting forth the number of Shares to be repurchased. Such repurchased shares shall be reflected on appropriate accounts maintained by FDISG reflecting outstanding Shares of the Fund and Shares attributed to individual accounts.

                  (e) FDISG shall upon receipt of the monies provided to it by the Custodian for the repurchase of Shares, pay such monies as are received from the Custodian, all in accordance with the procedures described in the written instruction received by FDISG from the Fund.

                  (f) FDISG shall not process or effect any repurchase with respect to Shares of the Fund after receipt by FDISG or its agent of notification of the suspension of the determination of the net asset value of the Fund.

         6.       Dividends

                  (a) Upon the declaration of each dividend and each capital gains distribution by the Board of Directors of the Fund with respect to Shares of the Fund, the Fund shall furnish or cause to be furnished to FDISG Written Instructions setting forth the date of the declaration of such dividend or distribution, the ex-dividend date, the date of payment thereof, the record date as of which Shareholders entitled to payment shall be determined, the amount payable per Share to the Shareholders of record as of that date, the total amount payable on the payment date and whether such dividend or distribution is to be paid in Shares at net asset value.

                  (b) On or before the payment date specified in such resolution of the Board of Directors, the Fund will provide FDISG with sufficient cash to make payment to the Shareholders of record as of such payment date.

                  (c) If FDISG does not receive sufficient cash from the Fund to make total dividend and/or distribution payments to all Shareholders of the Fund as of the record date, FDISG will, upon notifying the Fund, withhold payment to all Shareholders of record as of the record date until sufficient cash is provided to FDISG.

         7. In addition to and neither in lieu nor in contravention of the services set forth above, FDISG shall: (i) perform all the customary services of a transfer agent, registrar, dividend disbursing agent and agent of the dividend reinvestment and cash purchase plan as described herein consistent with those requirements in effect as at the date of this Agreement. The detailed definition, frequency, limitations and associated costs (if any) set out in the attached fee schedule, include but are not limited to: maintaining all
Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, tabulating proxies, mailing Shareholder reports to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts where applicable, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders.

                                   Schedule B

                               JOINT FEE AGREEMENT

         This Joint Fee Agreement is made as of October 28, 1997, by and between FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG"), a Massachusetts corporation, and MEMBERS MUTUAL FUND (the "Company"), a Delaware corporation.

         WHEREAS, FDISG and the Company have entered into an Administration Agreement dated as of October 28, 1997, and a Transfer Agency Services Agreement dated as of October 28, 1997 (collectively, the "Agreements"); and

         WHEREAS, the Company and FDISG wish to set forth the fees to be paid by the Company to FDISG.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. In consideration of the services which FDISG shall perform for the Company pursuant to which the Company hereby agrees to pay FDISG an aggregate monthly fee under the Agreements as follows:

               $3,500.00 per class per Fund (as defined in the  Agreements)  per month until the aggregate assets of the Funds have reached $500 million on any day.

               if  aggregate  assets  are  less  than  $500  million,  0.15%  of aggregate average daily net assets or a minimum of $3,500 per class, whichever is greater.

               if aggregate assets are at least $500 million, but less than $1 billion, 0.12% of aggregate average daily net assets.

               if aggregate assets are at least $1 billion, 0.09% of aggregate average daily net assets.

         The Company shall also pay FDISG the following fees relating to the Transfer Agency Services Agreement:

               Programming Costs

                  Dedicated Team:

                  Programmer                           $100,000 per annum
                  BSA                                  $ 85,000 per annum
                  Tester                               $ 65,000 per annum

                  System Enhancements (Non Dedicated Team):

                  Programmer                        $135.00 per hour

                  The above rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Joint Fee Agreement.

         2. After the one year anniversary of the effective date of this Fee Agreement, FDISG may adjust the above fees once per calendar year, upon thirty
(30) days prior written notice in an amount not to exceed the cumulative percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) U.S. City Average, All items (unadjusted) - (1982-84=100), published by the U.S. Department of Labor since the last such adjustment in the Client's monthly fees (or the Effective Date absent a prior such adjustment).

          3. The penalties for the failure of FDISG to meet the Priority Performance Standards (as such term is defined in the Administration Agreement) shall be as follows:

               If FDISG  fails to meet a Priority  Performance  Standard  in any month, the Company shall provide written notice to FDISG.

               If FDISG fails to meet the same Priority Performance Standard for two (2) months in succession, FDISG's fee for the second month shall be reduced by five (5) percent.

               If FDISG fails to meet the same Priority Performance Standard for three (3) months in any rolling six (6) month period, then the Company shall have the right to terminate the Agreements in accordance with their terms.

         The penalties for the failure of FDISG to meet the Regular Performance Standards (as such term is defined in the Administration Agreement) shall be as follows:

               If FDISG  fails to meet a  Regular  Performance  Standard  in any month (any quarter with respect to the Regular Performance Standard relating to Legal Administration), the Company shall provide written notice to FDISG.

               If FDISG fails to meet the same Regular Performance  Standard for two (2) months in succession ) (two (2) quarters in succession with respect to the Regular Performance Standard relating to Legal Administration), FDISG's fee for the second month (or second quarter as the case may be) shall be reduced by one (1) percent.

          4. The Company agrees to pay all fees to FDISG by Federal Funds Wire within fifteen (15) business days following the receipt of the invoice. In addition, with respect to all fees under this Joint Fee Agreement, FDISG may charge a past due service fee equal to the lesser of (a) one and one-half percent (1 1/2%) per month or (b) the highest interest rate legally permitted on any past due invoiced amounts.

          5. FDISG shall also be entitled to receive out-of-pocket expenses as set forth in each of the Agreements.

         6. This Joint Fee Agreement may be amended from time to time by the written agreement of the parties. FDISG recognizes that the pricing of this Agreement and the previously described fees are subject to review by both parties in the event that any portion of the listed services to be provided by FDISG in the Agreements are performed internally by the Company or its Adviser and affiliates (e.g. fund accounting or fund administration). The Company shall give FDISG 180 days' notice of any decision by the Company to "internalize" services and the Agreements will remain in force subject to mutually agreed upon revisions to this Joint Fee Agreement.

         7. This Joint Fee Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.


                          FIRST DATA INVESTOR SERVICES
                                   GROUP, INC.



                                            By:      Jack P. Kutner

                                            Title:   President


                                            MEMBERS MUTUAL FUNDS



                                            By:      Scott R. Powell

                                            Title:   Secretary/Treasurer

                                   Schedule C

                             OUT-OF-POCKET EXPENSES

         The Fund shall reimburse FDISG monthly for applicable out-of-pocket expenses, including, but not limited to the following items:

               Microfiche/microfilm production
               Magnetic media tapes and freight
               Printing costs, including certificates, envelopes, checks and stationery
               Postage (bulk, pre-sort, ZIP+4, barcoding, first class) direct pass through to the Fund
               Due  diligence  mailings
               Telephone and telecommunication costs, including all lease, maintenance and line costs
               Ad hoc reports
               Proxy  solicitations, mailings and  tabulations
               Daily & Distribution  advice  mailings
               Shipping,  Certified  and Overnight  mail and insurance
               Year-end form  production  and  mailings
               Duplicating   services
               Courier services
               Incoming and  outgoing  wire  charges
               Federal  Reserve charges  for check  clearance
               Overtime,  as approved by the Fund
               Temporary   staff,   as   approved   by  the  Fund
               Travel   and entertainment,   as  approved  by  the  Fund
               Record   retention, retrieval and destruction  costs,  including,
               but not limited to exit fees charged by third party record keeping vendors
               Third party audit reviews
               Ad hoc SQL time
               Insurance
               Such other miscellaneous expenses reasonably incurred by FDISG in performing its duties and responsibilities under this Agreement.

         The Fund agrees that postage and mailing expenses will be paid on the day of or prior to mailing as agreed with FDISG. In addition, the Fund will promptly reimburse FDISG for any other unscheduled expenses incurred by FDISG whenever the Fund and FDISG mutually agree that such expenses are not otherwise properly borne by FDISG as part of its duties and obligations under the Agreement.


                                   Schedule D

                                 FUND DOCUMENTS

               Certified copy of the Articles of Incorporation of the Fund, as amended

               Copy of the resolution of the Board of Directors authorizing the execution and delivery of this Agreement

               All account application forms and other documents relating to Shareholder accounts or to any plan, program or service offered by the Fund

               Certified list of Shareholders of the Fund with the name, address and taxpayer identification number of each Shareholder, and the number of Shares of the Fund held by each, certificate numbers and denominations (if any certificates have been issued), lists of any accounts against which stop transfer orders have been placed, together with the reasons therefore, and the number of Shares redeemed by the Fund

               All  notices  issued by the Fund with  respect  to the  Shares in accordance with and pursuant to the Articles of Incorporation of the Fund or as required by law and shall perform such other specific duties as are set forth in the Articles of Incorporation including the giving of notice of any special or annual meetings of shareholders and any other notices required thereby.


                                   SCHEDULE E
                               FIRST DATA SERVICE
                          REGULAR PERFORMANCE STANDARDS

Phones

               The average speed of answering calls will be twenty(20) seconds or less.

               The abandonment rate for phone calls will be three (3) percent or less.

               Service levels will be at least 85%.

               Primary  representative  will be  monitored  and  graded by their manager at least eight (8) times per month, secondary representatives will be monitored and graded at least three (3) times per month. These reviews will them be forwarded to the Fund for review at the end of each month.

               The VRU (Voice Response Unit) will be available for inquiry at least 98% of the time.

Fulfillment

               FDISG will send all fulfillment requests to the Fund or is agent daily at 1:00 p.m. and 5:30 p.m. eastern time.

Processing

               New accounts will be in Good Order; set up will be completed on the same day it is received.

               Correspondence will be completed within five (5) business days from receipt.

               Maintenance items will be completed within five (5) business days from receipt.

               Research will be completed within four (4) business days from receipt.

Print/Mail

               Quarterly statements will be mailed out to shareholders within five (5) business days from quarter end.

               Daily confirmations will be mailed to shareholders on Trade Date + two (2) business days.

               Checks will be mailed to shareholders on Trade Date + one (1) business day.

               Ad hoc projects will be completed within five (5) business days from request.

The above standards will be met 98% of the time as measured on a monthly basis.

                                   EXHIBIT 10


                  [SUTHERLAND, ASBILL & BRENNAN LLP LETTERHEAD]




                                November 10, 1997

Board of Trustees
MEMBERS Mutual Funds
5910 Mineral Point Road
Madison, Wisconsin 53705

                  Re:      MEMBERS Mutual Funds
                           Form N-1A Registration Statement
                           (File Nos. 333-29511 and 811-08261)

Trustees:

                  We have acted as counsel to MEMBERS Mutual Funds (the "Trust"), a business trust organized under the laws of the State of Delaware, in connection with its registration as an open-end management investment company under the Investment Company Act of 1940, as amended, and in connection with its registration of an indefinite number of shares of beneficial interest in the Trust (the "Shares") under the Securities Act of 1933, as amended (the "1933 Act"). In this connection, we have prepared the initial registration statement, pre-effective amendment number one to the registration statement filed by you, and pre-effective amendment number two to the registration statement to be filed by you with the Securities and Exchange Commission on Form N-1A (File Nos. 333-29511 and 811-08261) (collectively, the "registration statements"). We also are familiar with the actions taken by you by written consent on May 20, 1997 and at the board of trustees meetings on September 4, 1997 and October 28, 1997 in connection with the authorization, issuance and sale of the Shares.

                  We have examined such Trust records, certificates and other documents and reviewed such questions of law as we have considered necessary or appropriate for purposes of this opinion. In our examination of such materials, we have assumed the genuineness of all signatures and the conformity to the original documents of all copies submitted to us. As to certain questions of fact material to our opinion, we have relied upon statements of officers of the Trust and upon representations of the Trust made in the registration statements.

                  Based upon the foregoing, we are of the opinion that the Shares, when issued and sold in the manner described in the registration statements, will be legally issued, fully paid and non-assessable.

                  We are attorneys licensed to practice only in the State of Georgia and the District of Columbia.

                  We hereby consent to the reference to our name in the prospectuses and statement of additional information filed as part of the registration statements. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act.

                        Very truly yours,

                        SUTHERLAND, ASBILL & BRENNAN LLP

                        By:     /s/ Stephen E. Roth
                               Stephen E. Roth

                                   EXHIBIT 11


                          Independent Auditors' Consent





The Board of Directors
MEMBERS Mutual Funds:



We consent to the use of our report included herein and to the reference to our Firm under the heading INDEPENDENT AUDITORS in Part B of the Registration Statement.





                                                   KPMG Peat Marwick LLP







Minneapolis, Minnesota
November 10, 1997

                                 EXHIBIT (13)(a)

                              MEMBERS MUTUAL FUNDS
                             SUBSCRIPTION AGREEMENT


         MEMBERS Mutual Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), and CUNA Mutual Insurance Society ("CMIS"), an insurance company organized under the laws of the State of Wisconsin, agree as follows:

         1.       Offer and Purchase.

         The Trust offers to CMIS, and CMIS agrees to purchase, the number and amount of Class A and Class B shares (the "Shares") shown on the Schedule attached to this Agreement, of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, International Stock Fund, and Cash Reserves Fund, each a series of the Trust. CMIS acknowledges receipt from the Trust of the Shares and the Trust acknowledges receipt from CMIS of an aggregate of $300,000 in full payment for the Shares.

         2.       Representation by CMIS.

         CMIS represents and warrants to the Trust that the Shares are being acquired for investment purposes and not with a view to resale or further distribution.

         3.       Reduction of Redemption Proceeds.

         CMIS agrees that, if any of the Shares are redeemed before five years after the effective date of this Agreement by CMIS or by any other holder, the proceeds of the redemption will be reduced by the unamortized portion of the organization expenses in the same proportion as the number of Shares being redeemed bears to the number of initial shares of the Funds outstanding at the time of the redemption.

         4.       Filing of Certificate of Trust.

         The Trust represents that a copy of its Certificate of Trust dated May 16, 1997, as amended from time to time, is on file with the Secretary of State of the State of Delaware. The Trust represents that a copy of its Declaration of Trust dated May 16, 1997, as amended from time to time, is maintained by the Trust

         5.       Limitation of Liability.

         The Trust and CMIS agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust. No series of the Trust will be liable for any claims against any other series.

         6.       No Right of Assignment.

         CMIS's right under this Agreement to purchase the Shares is not assignable.

         7.       Dates.

         This Agreement will become effective as of the date the Trust's Registration Statement on Form N-1A becomes effective.

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the 7th day of November, 1997.


                                   MEMBERS Mutual Funds


                                   By:      Scott R. Powell
                                   Name:    Scott R. Powell
                                   Title:
Secretary/Treasurer
ATTEST:
                  Holly S. Baggot

                                   CUNA Mutual Insurance Society


                                   By:         Michael S. Daubs
                                   Name:       Michael S. Daubs
                                   Title:       Chief Investment
Officer
ATTEST:
                  Jeanne M. Mraz

                                  CMIS SCHEDULE

                            Amount of      Amount of     Price per
Name of Fund                 A Shares       B Shares        Shares        Total

Bond Fund                    4,900            100          $10.00       $50,000

Balanced Fund                4,900            100          $10.00       $50,000

High Income Fund                 0              0           NA               $0

Growth and Income Fund       4,900            100          $10.00       $50,000

Capital Appreciation Fund    4,900            100          $10.00       $50,000

International Stock Fund     4,900            100          $10.00       $50,000

Cash Reserves Fund          49,000          1,000           $1.00       $50,000
                                                                        -------
            Total                                                      $300,000

                                  EXHIBIT 13(b)

                              MEMBERS MUTUAL FUNDS
                             SUBSCRIPTION AGREEMENT


         MEMBERS Mutual Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), and CUNA Mutual Life Insurance Company ("CMLIC"), an insurance company organized under the laws of the State of Iowa, agree as follows:

         1.       Offer and Purchase.

         The Trust offers to CMLIC, and CMLIC agrees to purchase, the number and amount of Class A and Class B shares (the "Shares") shown on the Schedule attached to this Agreement, of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, International Stock Fund, and Cash Reserves Fund, each a series of the Trust. CMLIC acknowledges receipt from the Trust of the Shares and the Trust acknowledges receipt from CMLIC of an aggregate of $50,000 in full payment for the Shares.

         2.       Representation by CMLIC.

         CMLIC represents and warrants to the Trust that the Shares are being acquired for investment purposes and not with a view to resale or further distribution.

         3.       Reduction of Redemption Proceeds.

         CMLIC agrees that, if any of the Shares are redeemed before five years after the effective date of this Agreement by CMLIC or by any other holder, the proceeds of the redemption will be reduced by the unamortized portion of the organization expenses in the same proportion as the number of Shares being redeemed bears to the number of initial shares of the Funds outstanding at the time of the redemption.

         4.       Filing of Certificate of Trust.

         The Trust represents that a copy of its Certificate of Trust dated May 16, 1997, as amended from time to time, is on file with the Secretary of State of the State of Delaware. The Trust represents that a copy of its Declaration of Trust dated May 16, 1997, as amended from time to time, is maintained by the Trust

         5.       Limitation of Liability.

         The Trust and CMLIC agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust. No series of the Trust will be liable for any claims against any other series.

         6.       No Right of Assignment.

         CMLIC's right under this Agreement to purchase the Shares is not assignable.

         7.       Dates.

         This Agreement will become effective as of the date the Trust's Registration Statement on Form N-1A becomes effective.

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the 7th day of November, 1997.


                                          MEMBERS Mutual Funds


                                          By:      Scott R. Powell
                                          Name:    Scott R. Powell
                                          Title:
Secretary/Treasurer
ATTEST:
                  Holly S. Baggot

                                          CUNA Mutual Life Insurance Company


                                          By:         Michael S. Daubs
                                          Name:       Michael S. Daubs
                                          Title:      Chief Investment
Officer
ATTEST:
                  Jeanne M. Mraz

                                 CMLIC SCHEDULE

                              Amount of   Amount of    Price per
Name of Fund                   A Shares    B Shares       Shares         Total

Bond Fund                            0          0            NA             $0

Balanced Fund                        0          0            NA             $0

High Income Fund                 4,900        100           $10.00     $50,000

Growth and Income Fund               0          0            NA             $0

Capital Appreciation Fund            0          0            NA             $0

International Stock Fund             0          0            NA             $0

Cash Reserves Fund                   0          0            NA             $0
                                                                            --

                Total                                                  $50,000

                         MEMBERS Mutual Funds SEC Filing
                Exhibit 16 - Schedule of Performance Information

                                   Attachments

Growth of $10,000 Computation for the Ultra Series:
        Balanced Fund
        Bond Fund
        Capital Appreciation Stock Fund
        Growth and Income Stock Fund

Growth of $10,000 Computation for the following indexes:
        Lehman Brothers Intermediate Corporate and Government Index Standard & Poors 500 Index
        Standard & Poors 400 Index
        Synthetic Index

Calculation of Synthetic Index (Blended)

Growth of $10,000 for Lehman Brothers High Yield Index and MFS High Income Class A Shares.

MFS High Income Fund A Calculation of Annual Returns including reinvestment of all gains and dividends.

Sample Calculation of USF Capital Appreciation Stock Fund Annual Returns including reinvestment of all gains and dividends.

Sample Calculation of Total Return - USF Balanced Fund

                 GROWTH OF $10,000 FOR BALANCED FUND                      GROWTH OF $10,000 FOR BOND FUND
                 -----------------------------------                      -------------------------------

                Monthly     Quarter    Annual       Index               Monthly      Quarter      Annual     Index
   date         Return      Return     Return       Value               Return        Return      Return     Value
                ------      ------     ------       -----               ------        ------      ------     -----
  01/31/87      0.0669                                                   0.0187
  02/28/87      0.0333                                                   0.0038
  03/31/87      0.0083      11.16%                11,115.78             -0.0027        1.98%             10,198.10
  04/30/87     -0.0212                                                  -0.0212
  05/31/87      0.0041                                                  -0.0054
  06/30/87      0.0218       0.42%                11,162.89               0.011       -1.58%             10,037.21
  07/31/87      0.0199                                                   0.0012
  08/31/87      0.0134                                                  -0.0079
  09/30/87     -0.0244       0.83%                11,256.08              -0.021       -2.76%              9,760.50
  10/31/87     -0.0806                                                   0.0264
  11/30/87     -0.0133                                                   0.0162
  12/31/87      0.0339      -6.21%     5.57%      10,557.36              0.0123        5.59%      3.06%  10,305.69
  01/31/88      0.0359                                                   0.0256
  02/28/88      0.0331                                                   0.0155
  03/31/88     -0.0096       5.99%                11,189.89             -0.0083        3.29%             10,644.25
  04/30/88     -0.0019                                                   0.0015
  05/31/88     -0.0007                                                  -0.0059
  06/30/88      0.0293       2.66%                11,487.83              0.0225        1.80%             10,835.76
  07/31/88      -0.008                                                   -0.002
  08/31/88     -0.0097                                                   0.0031
  09/30/88       0.033       1.48%                11,657.80              0.0169        1.80%             11,030.94
  10/31/88      0.0097                                                   0.0157
  11/30/88     -0.0154                                                  -0.0088
  12/31/88      0.0101       0.42%    10.89%      11,706.67              0.0028        0.96%      8.06%  11,136.63
  01/31/89      0.0333                                                   0.0133
  02/28/89     -0.0086                                                  -0.0033
  03/31/89      0.0106       3.53%                12,119.59              0.0018        1.18%             11,267.75
  04/30/89      0.0287                                                   0.0141
  05/31/89      0.0305                                                   0.0196
  06/30/89      0.0031       6.34%                12,887.51              0.0246        5.94%             11,937.19
  07/31/89       0.033                                                   0.0161
  08/31/89      0.0083                                                  -0.0075
  09/30/89      0.0072       4.91%                13,519.94              0.0027        1.12%             12,070.91
  10/31/89      0.0011                                                   0.0194
  11/30/89      0.0098                                                   0.0088
  12/31/89       0.011       2.20%    18.03%      13,817.79              0.0026        3.10%     11.75%  12,445.65
  01/31/90     -0.0279                                                  -0.0099
  02/28/90      0.0082                                                   0.0055
  03/31/90      0.0155      -0.47%                13,752.33              0.0023       -0.22%             12,418.71
  04/30/90      -0.002                                                  -0.0072
  05/31/90      0.0377                                                    0.023
  06/30/90      0.0067       4.26%                14,337.67              0.0124        2.82%             12,769.27
  07/31/90      -0.003                                                    0.013
  08/31/90     -0.0361                                                    -0.01
  09/30/90     -0.0186      -5.69%                13,522.34              0.0021        0.50%             12,832.81
  10/31/90      0.0051                                                   0.0093
  11/30/90      0.0349                                                     0.02
  12/31/90      0.0192       6.01%     3.75%      14,335.70              0.0117        4.15%      7.39%  13,365.76
  01/31/91      0.0274                                                    0.005
  02/28/91      0.0296                                                   0.0111
  03/31/91      0.0201       7.91%                15,469.27              0.0106        2.69%             13,725.66
  04/30/91      0.0126                                                   0.0106
  05/31/91      0.0185                                                   0.0092
  06/30/91     -0.0233       0.73%                15,582.24              0.0012        2.11%             14,015.57
  07/31/91      0.0132                                                   0.0109
  08/31/91      0.0217                                                   0.0192
  09/30/91       0.003       3.83%                16,178.92              0.0159        4.67%             14,669.97
  10/31/91       0.011                                                   0.0105
  11/30/91     -0.0163                                                   0.0079
  12/31/91      0.0561       5.03%    18.54%      16,992.93              0.0262        4.52%     14.72%  15,332.57
  01/31/92     -0.0002                                                  -0.0094
  02/28/92      0.0045                                                   0.0021
  03/31/92     -0.0111      -0.68%                16,876.55             -0.0036       -1.09%             15,165.55
  04/30/92      0.0107                                                   0.0081
  05/31/92      0.0065                                                    0.015
  06/30/92     -0.0063       1.09%                17,059.84              0.0138        3.73%             15,731.86
  07/31/92      0.0279                                                   0.0201
  08/31/92     -0.0048                                                   0.0094
  09/30/92      0.0118       3.50%                17,657.57              0.0138        4.39%             16,422.47
  10/31/92       0.004                                                  -0.0131
  11/30/92      0.0099                                                  -0.0054
  12/31/92      0.0141       2.82%     6.85%      18,156.15              0.0128       -0.59%      6.48%  16,326.15
  01/31/93       0.017                                                   0.0171
  02/28/93      0.0044                                                   0.0177
  03/31/93      0.0147       3.65%                18,818.68              0.0035        3.87%             16,958.38
  04/30/93      -0.005                                                   0.0076
  05/31/93      0.0134                                                  -0.0008
  06/30/93      0.0026       1.10%                19,024.83              0.0152        2.21%             17,333.12
  07/31/93      0.0014                                                   0.0036
  08/31/93      0.0199                                                   0.0162
  09/30/93      0.0087       3.02%                19,599.64              0.0049        2.49%             17,763.94
  10/31/93      0.0129                                                   0.0039
  11/30/93      -0.006                                                  -0.0084
  12/31/93      0.0163       2.32%    10.46%      20,055.01              0.0052        0.06%      8.88%  17,775.38
  01/31/94      0.0244                                                   0.0113
  02/28/94     -0.0124                                                  -0.0167
  03/31/94     -0.0295      -1.81%                19,691.06             -0.0195       -2.50%             17,331.35
  04/30/94      0.0079                                                  -0.0075
  05/31/94      0.0053                                                   0.0008
  06/30/94     -0.0186      -0.56%                19,580.70             -0.0002       -0.69%             17,211.69
  07/31/94      0.0188                                                   0.0135
  08/31/94      0.0221                                                   0.0017
  09/30/94     -0.0153       2.54%                20,077.73             -0.0108        0.43%             17,284.98
  10/31/94      0.0058                                                  -0.0014
  11/30/94     -0.0189                                                  -0.0045
  12/31/94      0.0075      -0.58%    -0.47%      19,961.10              0.0026       -0.33%     -3.08%  17,227.79
  01/31/95       0.017                                                   0.0168
  02/28/95      0.0291                                                   0.0216
  03/31/95      0.0158       6.31%                21,221.26              0.0051        4.41%             17,986.85
  04/30/95      0.0143                                                   0.0131
  05/31/95      0.0327                                                   0.0316
  06/30/95      0.0099       5.78%                22,448.65              0.0075        5.30%             18,939.30
  07/31/95      0.0213                                                  -0.0016
  08/31/95      0.0079                                                   0.0108
  09/30/95      0.0167       4.66%                23,493.83              0.0072        1.64%             19,250.83
  10/31/95     -0.0038                                                   0.0135
  11/30/95      0.0267                                                   0.0155
  12/31/95       0.015       3.81%    22.19%      24,389.90              0.0119        4.15%     16.38%  20,048.91
  01/31/96      0.0181                                                    0.006
  02/28/96     -0.0004                                                  -0.0191
  03/31/96      0.0071       2.49%                24,997.65              -0.007       -2.01%             19,645.48
  04/30/96       0.005                                                  -0.0094
  05/31/96       0.005                                                  -0.0017
  06/30/96     -0.0033       0.67%                25,164.94              0.0118        0.06%             19,656.98
  07/31/96     -0.0246                                                   0.0029
  08/31/96      0.0133                                                  -0.0014
  09/30/96      0.0266       1.47%                25,533.94              0.0175        1.90%             20,030.89
  10/31/96      0.0184                                                   0.0233
  11/30/96      0.0382                                                   0.0143
  12/31/96       0.001       5.84%    10.80%      27,024.11             -0.0082        2.94%      2.85%  20,620.24
  01/31/97      0.0247                                                   0.0026
  02/28/97      0.0044                                                   0.0034
  03/31/97     -0.0203       0.83%                27,248.83             -0.0121       -0.62%             20,493.14

                        GROWTH OF $10,000 FOR                                  GROWTH OF $10,000 FOR
                   CAPITAL APPRECIATION STOCK FUND                        FOR GROWTH & INCOME STOCK FUND

            Monthly     Quarter     Annual       Index              Monthly       Quarter     Annual      Index
   date      Return     Return      Return       Value               Return       Return      Return      Value
             ------     ------      ------       -----               ------       ------      ------      -----
  01/31/87                                                               0.1118
  02/28/87                                                               0.0556
  03/31/87                                                               0.0144      19.05%              11,905.16
  04/30/87                                                               -0.024
  05/31/87                                                               0.0162
  06/30/87                                                               0.0347       2.62%              12,217.40
  07/31/87                                                               0.0455
  08/31/87                                                               0.0343
  09/30/87                                                               -0.026       5.32%              12,867.92
  10/31/87                                                              -0.2142
  11/30/87                                                              -0.0593
  12/31/87                                                               0.0654     -21.25%       1.34%  10,134.08
  01/31/88                                                               0.0631
  02/28/88                                                                0.057
  03/31/88                                                              -0.0145      10.74%              11,222.51
  04/30/88                                                              -0.0112
  05/31/88                                                               0.0068
  06/30/88                                                               0.0388       3.42%              11,605.76
  07/31/88                                                              -0.0114
  08/31/88                                                              -0.0264
  09/30/88                                                               0.0514       1.20%              11,744.72
  10/31/88                                                               0.0085
  11/30/88                                                              -0.0193
  12/31/88                                                               0.0175       0.63%      16.63%  11,819.23
  01/31/89                                                               0.0516
  02/28/89                                                              -0.0158
  03/31/89                                                               0.0195       5.52%              12,471.26
  04/30/89                                                               0.0456
  05/31/89                                                               0.0427
  06/30/89                                                              -0.0195       6.90%              13,331.62
  07/31/89                                                               0.0634
  08/31/89                                                               0.0177
  09/30/89                                                                0.008       9.09%              14,543.19
  10/31/89                                                              -0.0191
  11/30/89                                                               0.0135
  12/31/89                                                               0.0166       1.06%      24.36%  14,698.00
  01/31/90                                                              -0.0597
  02/28/90                                                               0.0089
  03/31/90                                                               0.0311      -2.18%              14,377.18
  04/30/90                                                              -0.0051
  05/31/90                                                               0.0674
  06/30/90                                                              -0.0001       6.19%              15,266.41
  07/31/90                                                              -0.0183
  08/31/90                                                              -0.0751
  09/30/90                                                              -0.0494     -13.69%              13,176.75
  10/31/90                                                               0.0009
  11/30/90                                                               0.0607
  12/31/90                                                               0.0299       9.34%      -1.98%  14,407.43
  01/31/91                                                               0.0463
  02/28/91                                                               0.0555
  03/31/91                                                               0.0358      14.39%              16,480.75
  04/30/91                                                               0.0167
  05/31/91                                                               0.0315
  06/30/91                                                               -0.052      -0.58%              16,385.04
  07/31/91                                                               0.0184
  08/31/91                                                               0.0282
  09/30/91                                                              -0.0103       3.63%              16,980.36
  10/31/91                                                               0.0141
  11/30/91                                                              -0.0379
  12/31/91                                                               0.0929       6.63%      25.67%  18,106.24
  01/31/92                                                               0.0063
  02/28/92                                                                0.007
  03/31/92                                                                -0.02      -0.69%              17,980.90
  04/30/92                                                               0.0145
  05/31/92                                                               0.0003
  06/30/92                                                              -0.0284      -1.40%              17,728.88
  07/31/92                                                               0.0407
  08/31/92                                                              -0.0187
  09/30/92                                                               0.0108       3.23%              18,300.96
  10/31/92                                                               0.0199
  11/30/92                                                               0.0255
  12/31/92                                                               0.0184       6.52%       7.66%  19,493.30
  01/31/93                                                               0.0193
  02/28/93                                                              -0.0069
  03/31/93                                                               0.0278       4.04%              20,280.99
  04/30/93                                                              -0.0185
  05/31/93                                                               0.0299
  06/30/93                                                              -0.0088       0.20%              20,320.56
  07/31/93                                                              -0.0001
  08/31/93                                                               0.0274
  09/30/93                                                               0.0136       4.13%              21,159.16
  10/31/93                                                               0.0234
  11/30/93                                                              -0.0057
  12/31/93                                                               0.0299       4.80%      13.76%  22,174.63
  01/31/94     0.0532                                                    0.0419
  02/28/94      -0.02                                                   -0.0129
  03/31/94    -0.0365      -0.55%                 9,944.63              -0.0436      -1.64%              21,811.38
  04/30/94     0.0194                                                    0.0231
  05/31/94     0.0241                                                    0.0124
  06/30/94    -0.0287       1.40%                10,083.91              -0.0361      -0.16%              21,776.36
  07/31/94     0.0163                                                    0.0254
  08/31/94     0.0512                                                    0.0441
  09/30/94    -0.0087       5.90%                10,679.27              -0.0216       4.75%              22,810.62
  10/31/94     0.0164                                                    0.0122
  11/30/94    -0.0348                                                   -0.0369
  12/31/94     0.0065      -1.26%      5.45%     10,544.77               0.0114      -1.40%       1.42%  22,490.43
  01/31/95     0.0191                                                    0.0201
  02/28/95     0.0416                                                    0.0407
  03/31/95     0.0374      10.12%                11,611.84               0.0232       8.62%              24,430.18
  04/30/95     0.0136                                                    0.0202
  05/31/95     0.0255                                                     0.033
  06/30/95     0.0202       6.04%                12,313.71               0.0131       6.77%              26,083.43
  07/31/95     0.0468                                                    0.0403
  08/31/95     0.0056                                                    0.0013
  09/30/95     0.0162       6.97%                13,172.16               0.0368       8.00%              28,169.71
  10/31/95    -0.0189                                                   -0.0111
  11/30/95     0.0435                                                      0.04
  12/31/95     0.0223       4.66%     30.74%     13,786.09               0.0226       5.17%      31.73%  29,626.06
  01/31/96     0.0365                                                    0.0306
  02/28/96     0.0245                                                    0.0073
  03/31/96     0.0235       8.68%                14,983.39               0.0191       5.80%              31,342.94
  04/30/96     0.0297                                                    0.0028
  05/31/96     0.0121                                                    0.0201
  06/30/96    -0.0301       1.08%                15,145.07              -0.0056       1.72%              31,882.91
  07/31/96    -0.0618                                                   -0.0489
  08/31/96     0.0307                                                    0.0298
  09/30/96     0.0387       0.44%                15,212.10               0.0432       2.18%              32,576.51
  10/31/96      0.015                                                    0.0205
  11/30/96     0.0594                                                    0.0848
  12/31/96     0.0235      10.06%     21.44%     16,741.83               0.0023      10.96%      22.01%  36,146.39
  01/31/97     0.0496                                                    0.0451
  02/28/97     0.0062                                                    0.0051
  03/31/97    -0.0311       2.33%                17,131.29              -0.0262       2.29%              36,974.46


                GROWTH OF $10,000 FOR LEHMAN BROTHERS
               INTERMEDIATE GOVT./CORPORATE BOND INDEX
                                                                 GROWTH OF $10,000 FOR STANDARD & POORS 500 STOCK
                                                                                       INDEX

               Monthly    Quarter     Annual      Index                  Monthly     Quarter      Annual      Index
   date        Return     Return      Return       Value                 Return       Return      Return      Value
               ------     ------      ------       -----                 ------       ------      ------      -----
  01/31/87      1.01%                                                    13.43%
  02/28/87      0.51%                                                    0.0413
  03/31/87     -0.21%       1.31%                10,131.19               0.0272      21.33%              12,132.74
  04/30/87     -1.83%                                                   -0.0088
  05/31/87     -0.23%                                                    0.0103
  06/30/87      1.21%      -0.87%                10,042.99               0.0499       5.14%              12,756.11
  07/31/87      0.23%                                                    0.0498
  08/31/87     -0.26%                                                    0.0385
  09/30/87     -1.30%      -1.33%                 9,909.39               -0.022       6.62%              13,600.98
  10/31/87      2.86%                                                   -0.2152
  11/30/87      0.64%                                                   -0.0819
  12/31/87      1.05%       4.61%      3.66%     10,365.75               0.0738     -22.63%       5.23%  10,523.08
  01/31/88      2.56%                                                    0.0427
  02/28/88      1.11%                                                     0.047
  03/31/88     -0.38%       3.30%                10,708.27              -0.0302       5.87%              11,141.17
  04/30/88     -0.17%                                                    0.0108
  05/31/88     -0.44%                                                    0.0078
  06/30/88      1.59%       0.97%                10,812.25               0.0464       6.60%              11,875.95
  07/31/88     -0.21%                                                    -0.004
  08/31/88      0.15%                                                   -0.0331
  09/30/88      1.74%       1.68%                10,993.75               0.0424       0.39%              11,921.85
  10/31/88      1.36%                                                    0.0273
  11/30/88     -0.85%                                                   -0.0142
  12/31/88      0.09%       0.59%      6.68%     11,058.49               0.0181       3.10%      16.81%  12,291.93
  01/31/89      1.05%                                                    0.0723
  02/28/89     -0.42%                                                   -0.0249
  03/31/89      0.42%       1.05%                11,174.41               0.0236       7.03%              13,155.76
  04/30/89      2.00%                                                    0.0516
  05/31/89      1.98%                                                    0.0402
  06/30/89      2.52%       6.64%                11,916.49              -0.0054       8.80%              14,313.03
  07/31/89      2.05%                                                    0.0898
  08/31/89     -1.29%                                                    0.0193
  09/30/89      0.47%       1.21%                12,060.32              -0.0039      10.65%              15,837.39
  10/31/89      2.12%                                                   -0.0233
  11/30/89      0.95%                                                    0.0208
  12/31/89      0.28%       3.38%     12.74%     12,467.81               0.0236       2.05%      31.49%  16,162.76
  01/31/90     -0.64%                                                   -0.0671
  02/28/90      0.37%                                                    0.0129
  03/31/90      0.13%      -0.14%                12,450.02               0.0263      -3.02%              15,674.42
  04/30/90     -0.35%                                                   -0.0247
  05/31/90      2.20%                                                    0.0975
  06/30/90      1.34%       3.21%                12,849.29               -0.007       6.29%              16,660.33
  07/31/90      1.39%                                                   -0.0032
  08/31/90     -0.41%                                                   -0.0903
  09/30/90      0.77%       1.75%                13,074.38              -0.0492     -13.78%              14,364.12
  10/31/90      1.16%                                                   -0.0037
  11/30/90      1.52%                                                    0.0644
  12/31/90      1.37%       4.10%      9.17%     13,611.03               0.0274       8.95%      -3.17%  15,649.97
  01/31/91      1.02%                                                    0.0442
  02/28/91      0.80%                                                    0.0716
  03/31/91      0.68%       2.52%                13,954.11               0.0238      14.56%              17,928.55
  04/30/91      1.09%                                                    0.0028
  05/31/91      0.61%                                                    0.0428
  06/30/91      0.07%       1.78%                14,202.20              -0.0457      -0.21%              17,891.44
  07/31/91      1.12%                                                    0.0468
  08/31/91      1.91%                                                    0.0235
  09/30/91      1.72%       4.82%                14,887.29              -0.0164       5.38%              18,854.52
  10/31/91      1.14%                                                    0.0134
  11/30/91      1.15%                                                   -0.0404
  12/31/91      2.44%       4.80%     14.63%     15,601.78               0.1143       8.36%      30.55%  20,430.96
  01/31/92     -0.91%                                                   -0.0186
  02/28/92      0.39%                                                    0.0128
  03/31/92     -0.39%      -0.91%                15,459.57              -0.0196      -2.55%              19,909.56
  04/30/92      0.88%                                                    0.0291
  05/31/92      1.55%                                                    0.0054
  06/30/92      1.48%       3.96%                16,071.74              -0.0145       1.97%              20,300.88
  07/31/92      1.99%                                                    0.0403
  08/31/92      1.00%                                                   -0.0202
  09/30/92      1.36%       4.41%                16,780.63               0.0115       3.10%              20,930.36
  10/31/92     -1.30%                                                    0.0036
  11/30/92     -0.38%                                                    0.0337
  12/31/92      1.34%      -0.36%      7.17%     16,720.64               0.0131       5.10%       7.67%  21,998.05
  01/31/93      1.94%                                                    0.0073
  02/28/93      1.58%                                                    0.0135
  03/31/93      0.40%       3.96%                17,383.59               0.0215       4.28%              22,940.62
  04/30/93      0.80%                                                   -0.0245
  05/31/93     -0.22%                                                     0.027
  06/30/93      1.57%       2.16%                17,758.61               0.0033       0.51%              23,058.64
  07/31/93      0.24%                                                   -0.0047
  08/31/93      1.59%                                                    0.0381
  09/30/93      0.41%       2.25%                18,158.42              -0.0074       2.56%              23,648.37
  10/31/93      0.27%                                                    0.0203
  11/30/93     -0.56%                                                   -0.0094
  12/31/93      0.46%       0.17%      8.78%     18,188.77               0.0123       2.31%       9.99%  24,195.61
  01/31/94      1.11%                                                    0.0335
  02/28/94     -1.48%                                                    -0.027
  03/31/94     -1.65%      -2.03%                17,819.53              -0.0435      -3.81%              23,272.60
  04/30/94     -0.68%                                                     0.013
  05/31/94      0.07%                                                    0.0163
  06/30/94      0.01%      -0.60%                17,712.51              -0.0247       0.41%              23,367.62
  07/31/94      1.44%                                                    0.0331
  08/31/94      0.31%                                                    0.0407
  09/30/94     -0.92%       0.82%                17,857.46              -0.0241       4.92%              24,518.15
  10/31/94     -0.01%                                                    0.0229
  11/30/94     -0.45%                                                   -0.0367
  12/31/94      0.35%      -0.11%     -1.93%     17,837.54               0.0146      -0.03%       1.31%  24,511.92
  01/31/95      1.68%                                                    0.0259
  02/28/95      2.07%                                                    0.0389
  03/31/95      0.57%       4.38%                18,618.17               0.0295       9.72%              26,895.68
  04/30/95      1.24%                                                    0.0294
  05/31/95      3.02%                                                    0.0399
  06/30/95      0.67%       5.00%                19,548.38               0.0232       9.53%              29,459.05
  07/31/95      0.01%                                                    0.0331
  08/31/95      0.91%                                                    0.0025
  09/30/95      0.72%       1.65%                19,870.28               0.0422       7.94%              31,797.76
  10/31/95      1.11%                                                   -0.0036
  11/30/95      1.31%                                                    0.0439
  12/31/95      1.05%       3.51%     15.31%     20,567.75               0.0193       6.02%      37.54%  33,712.52
  01/31/96      0.86%                                                     0.034
  02/28/96     -1.17%                                                    0.0093
  03/31/96     -0.51%      -0.83%                20,397.36               0.0096       5.36%              35,520.69
  04/30/96     -0.35%                                                    0.0147
  05/31/96     -0.08%                                                    0.0257
  06/30/96      1.06%       0.63%                20,524.99               0.0038       4.47%              37,109.63
  07/31/96      0.30%                                                   -0.0442
  08/31/96      0.08%                                                    0.0211
  09/30/96      1.39%       1.78%                20,889.42               0.0562       3.08%              38,253.22
  10/31/96      1.77%                                                    0.0276
  11/30/96      1.32%                                                    0.0757
  12/31/96     -0.64%       2.45%      4.06%     21,401.93              -0.0198       8.35%      22.94%  41,447.47
  01/31/97      0.39%                                                    0.0624
  02/28/97      0.19%                                                    0.0079
  03/31/97     -0.69%      -0.11%                21,377.69               -0.041       2.69%              42,562.01




                       GROWTH OF $10,000 FOR                      GROWTH OF $10,000 FOR SYNTHETIC INDEX (45% S&P
                                                                   500, 40% LEHMAN INTERMEDIATE GOVT./CORPORATE
                  STANDARD & POORS 400 STOCK INDEX                    BOND INDEX, 15% 90-DAY TREASURY BILLS)

              Monthly     Quarter      Annual       Index              Monthly      Quarter      Annual      Index
  date         Return      Return      Return       Value               Return       Return      Return      Value
               ------      ------      ------       -----               ------       ------      ------      -----
 01/31/87       0.00%                                                     6.45%
 02/28/87       0.00%                                                     2.06%
 03/31/87      20.92%      20.92%                                         1.35%      10.11%              11,010.80
 04/30/87       0.00%                                                    -1.13%
 05/31/87       0.00%                                                     0.37%
 06/30/87      -0.85%      -0.85%                                         2.95%       2.16%              11,249.06
 07/31/87       0.00%                                                     2.33%
 08/31/87       0.00%                                                     1.63%
 09/30/87       4.49%       4.49%                                        -1.29%       2.66%              11,548.64
 10/31/87       0.00%                                                    -8.54%
 11/30/87       0.00%                                                    -3.43%
 12/31/87     -21.08%     -21.08%     -1.13%                              3.97%      -8.17%      6.05%   10,604.84
 01/31/88       0.00%                                                     2.95%
 02/28/88       0.00%                                                     2.56%
 03/31/88      13.03%      13.03%                                        -1.28%       4.23%              11,053.76
 04/30/88       0.00%                                                     0.42%
 05/31/88       0.00%                                                     0.18%
 06/30/88       5.50%       5.50%                                         2.99%       3.60%              11,451.58
 07/31/88       0.00%                                                    -0.18%
 08/31/88       0.00%                                                    -1.34%
 09/30/88      -1.31%      -1.31%                                         2.69%       1.13%              11,581.43
 10/31/88       0.00%                                                     1.86%
 11/30/88       0.00%                                                    -0.88%
 12/31/88       2.72%       2.72%     20.89%                              0.95%       1.92%     11.31%   11,804.34
 01/31/89       0.00%                                                     3.78%
 02/28/89       0.00%                                                    -1.18%
 03/31/89       9.54%       9.54%                                         1.34%       3.92%              12,267.36
 04/30/89       0.00%                                                     3.23%
 05/31/89       0.00%                                                     2.70%
 06/30/89      10.00%      10.00%                                         0.87%       6.94%              13,118.46
 07/31/89       0.00%                                                     4.96%
 08/31/89       0.00%                                                     0.45%
 09/30/89      10.91%      10.91%                                         0.11%       5.55%              13,845.90
 10/31/89       0.00%                                                    -0.11%
 11/30/89       0.00%                                                     1.41%
 12/31/89       1.40%       1.40%     35.51%                              1.27%       2.59%     20.33%   14,204.66
 01/31/90       0.00%                                                    -3.18%
 02/28/90       0.00%                                                     0.82%
 03/31/90      -3.13%      -3.13%                                         1.33%      -1.08%              14,051.25
 04/30/90       0.00%                                                    -1.15%
 05/31/90       0.00%                                                     5.37%
 06/30/90       5.93%       5.93%                                         0.32%       4.48%              14,680.64
 07/31/90       0.00%                                                     0.51%
 08/31/90       0.00%                                                    -4.13%
 09/30/90     -17.78%     -17.78%                                        -1.82%      -5.40%              13,887.88
 10/31/90       0.00%                                                     0.39%
 11/30/90       0.00%                                                     3.59%
 12/31/90      12.44%      12.44%     -5.13%                              1.87%       5.94%      3.58%   14,713.48
 01/31/91       0.00%                                                     2.48%
 02/28/91       0.00%                                                     3.62%
 03/31/91      22.95%      22.95%                                         1.42%       7.69%              15,844.53
 04/30/91       0.00%                                                     0.63%
 05/31/91       0.00%                                                     2.24%
 06/30/91      -0.73%      -0.73%                                        -1.96%       0.87%              15,982.56
 07/31/91       5.95%                                                     2.62%
 08/31/91       3.62%                                                     1.89%
 09/30/91      -0.30%       9.46%                                         0.02%       4.58%              16,714.53
 10/31/91       3.93%                                                     1.12%
 11/30/91      -3.38%                                                    -1.30%
 12/31/91      11.69%      12.16%     49.83%                              6.17%       5.97%     20.38%   17,711.98
 01/31/92       1.82%                                                    -1.15%
 02/28/92       1.59%                                                     0.78%
 03/31/92      -3.78%      -0.47%                                        -0.99%      -1.36%              17,470.31
 04/30/92      -1.18%                                                     1.71%
 05/31/92       0.96%                                                     0.91%
 06/30/92      -2.86%      -3.08%                                        -0.01%       2.62%              17,927.99
 07/31/92       4.97%                                                     2.65%
 08/31/92      -2.42%                                                    -0.47%
 09/30/92       1.37%       3.83%                                         1.10%       3.29%              18,517.85
 10/31/92       2.40%                                                    -0.32%
 11/30/92       5.59%                                                     1.40%
 12/31/92       3.31%      11.70%     11.88%                              1.17%       2.26%      6.91%   18,935.50
 01/31/93       1.26%                                                     1.14%
 02/28/93      -1.35%                                                     1.28%
 03/31/93       3.41%       3.30%                                         1.16%       3.63%              19,622.41
 04/30/93      -2.59%                                                    -0.75%
 05/31/93       4.53%                                                     1.16%
 06/30/93       0.53%       2.36%                                         0.82%       1.23%              19,863.41
 07/31/93      -0.22%                                                    -0.08%
 08/31/93       4.15%                                                     2.39%
 09/30/93       1.03%       4.99%                                        -0.13%       2.18%              20,295.49
 10/31/93       0.32%                                                     1.06%
 11/30/93      -2.22%                                                    -0.61%
 12/31/93       4.63%       2.63%     13.94%     10,000.00                0.78%       1.23%      8.50%   20,544.18
 01/31/94       2.32%                                                     1.99%
 02/28/94      -1.40%                                                    -1.77%
 03/31/94      -4.63%      -3.78%                 9,621.64               -2.57%      -2.39%              20,053.11
 04/30/94       0.71%                                                     0.36%
 05/31/94      -0.91%                                                     0.81%
 06/30/94      -3.46%      -3.66%                 9,269.56               -1.05%       0.11%              20,075.15
 07/31/94       3.37%                                                     2.12%
 08/31/94       5.23%                                                     2.01%
 09/30/94      -1.85%       6.76%                 9,896.54               -1.39%       2.72%              20,621.75
 10/31/94       1.10%                                                     1.09%
 11/30/94      -4.51%                                                    -1.77%
 12/31/94       0.92%      -2.57%     -3.58%      9,642.06                0.87%       0.16%      0.54%   20,655.50
 01/31/95       1.04%                                                     1.91%
 02/28/95       5.24%                                                     2.64%
 03/31/95       1.74%       8.18%                10,431.23                1.63%       6.31%              21,957.91
 04/30/95       2.01%                                                     1.89%
 05/31/95       2.41%                                                     3.08%
 06/30/95       4.07%       8.72%                11,340.87                1.38%       6.48%              23,380.38
 07/31/95       5.21%                                                     1.57%
 08/31/95       1.84%                                                     0.55%
 09/30/95       2.43%       9.75%                12,446.54                2.25%       4.42%              24,413.51
 10/31/95      -2.57%                                                     0.35%
 11/30/95       4.34%                                                     2.57%
 12/31/95      -0.25%       1.40%     30.90%     12,621.33                1.36%       4.32%     23.30%   25,468.83
 01/31/96       1.45%                                                     1.94%
 02/28/96       3.39%                                                     0.01%
 03/31/96       1.20%       6.15%                13,397.27                0.29%       2.25%              26,041.99
 04/30/96       3.06%                                                     0.58%
 05/31/96       1.35%                                                     1.19%
 06/30/96      -1.50%       2.88%                13,783.72                0.66%       2.45%              26,679.66
 07/31/96      -6.75%                                                    -1.80%
 08/31/96       5.78%                                                     1.05%
 09/30/96       4.36%       2.94%                14,189.04                3.15%       2.35%              27,306.41
 10/31/96       0.29%                                                     2.02%
 11/30/96       5.65%                                                     4.00%
 12/31/96       0.11%       6.07%     19.25%     15,050.73               -1.08%       4.95%     12.52%   28,656.88
 01/31/97       3.75%                                                     3.03%
 02/28/97      -0.82%                                                     0.49%
 03/31/97      -4.26%      -1.48%                14,827.34               -2.06%       1.41%              29,059.72

                                               BLENDED INDEX

     date        lb g/c int     40.00%      S&P 500        45.00%      3 mo bill       15.00%         BLENDED
                 ----------     ------      -------        ------      ---------       ------         -------
     01/31/85        1.74%       0.70%        7.68%          3.46%            0         0.00%           4.15%
     02/28/85       -1.09%      -0.44%        1.37%          0.62%            0         0.00%           0.18%
     03/31/85        1.66%       0.66%        0.18%          0.08%       0.0205         0.31%           1.05%
     04/30/85        1.92%       0.77%       -0.32%         -0.14%            0         0.00%           0.62%
     05/31/85        3.82%       1.53%        6.15%          2.77%            0         0.00%           4.30%
     06/30/85        1.01%       0.40%        1.59%          0.72%       0.0189         0.28%           1.40%
     07/31/85       -0.01%      -0.00%       -0.26%         -0.12%            0         0.00%          -0.12%
     08/31/85        1.45%       0.58%       -0.61%         -0.27%            0         0.00%           0.31%
     09/30/85        0.75%       0.30%       -3.21%         -1.44%       0.0178         0.27%          -0.88%
     10/31/85        1.51%       0.60%        4.47%          2.01%            0         0.00%           2.62%
     11/30/85        1.73%       0.69%        7.16%          3.22%            0         0.00%           3.91%
     12/31/85        2.32%       0.93%        4.67%          2.10%        0.018         0.27%           3.30%
     01/31/86        6.40%       2.56%        0.44%          0.20%            0         0.00%           2.76%
     02/28/86        2.35%       0.94%        7.61%          3.42%            0         0.00%           4.36%
     03/31/86        2.63%       1.05%        5.54%          2.49%       0.0173         0.26%           3.80%
     04/30/86        0.67%       0.27%       -1.24%         -0.56%            0         0.00%          -0.29%
     05/31/86       -1.16%      -0.46%        5.49%          2.47%            0         0.00%           2.01%
     06/30/86        2.32%       0.93%        1.66%          0.75%       0.0154         0.23%           1.91%
     07/31/86        1.01%       0.40%       -5.69%         -2.56%            0         0.00%          -2.16%
     08/31/86        2.25%       0.90%        7.48%          3.37%            0         0.00%           4.27%
     09/30/86       -0.82%      -0.33%       -8.22%         -3.70%       0.0139         0.21%          -3.82%
     10/31/86        1.30%       0.52%        5.56%          2.50%            0         0.00%           3.02%
     11/30/86        0.95%       0.38%        2.56%          1.15%            0         0.00%           1.53%
     12/31/86        0.34%       0.14%       -2.64%         -1.19%       0.0131         0.20%          -0.86%
     01/31/87        1.01%       0.40%       13.43%          6.04%            0         0.00%           6.45%
     02/28/87        0.51%       0.20%        4.13%          1.86%            0         0.00%           2.06%
     03/31/87       -0.21%      -0.08%        2.72%          1.22%       0.0139         0.21%           1.35%
     04/30/87       -1.83%      -0.73%       -0.88%         -0.40%            0         0.00%          -1.13%
     05/31/87       -0.23%      -0.09%        1.03%          0.46%            0         0.00%           0.37%
     06/30/87        1.21%       0.48%        4.99%          2.25%       0.0145         0.22%           2.95%
     07/31/87        0.23%       0.09%        4.98%          2.24%            0         0.00%           2.33%
     08/31/87       -0.26%      -0.10%        3.85%          1.73%            0         0.00%           1.63%
     09/30/87       -1.30%      -0.52%       -2.20%         -0.99%        0.015         0.23%          -1.29%
     10/31/87        2.86%       1.14%      -21.52%         -9.68%            0         0.00%          -8.54%
     11/30/87        0.64%       0.26%       -8.19%         -3.69%            0         0.00%          -3.43%
     12/31/87        1.05%       0.42%        7.38%          3.32%       0.0151         0.23%           3.97%
     01/31/88        2.56%       1.02%        4.27%          1.92%            0         0.00%           2.95%
     02/28/88        1.11%       0.44%        4.70%          2.12%            0         0.00%           2.56%
     03/31/88       -0.38%      -0.15%       -3.02%         -1.36%       0.0157         0.24%          -1.28%
     04/30/88       -0.17%      -0.07%        1.08%          0.49%            0         0.00%           0.42%
     05/31/88       -0.44%      -0.18%        0.78%          0.35%            0         0.00%           0.18%
     06/30/88        1.59%       0.64%        4.64%          2.09%     0.017565         0.26%           2.99%
     07/31/88       -0.21%      -0.08%       -0.40%         -0.18%     0.005607         0.08%          -0.18%
     08/31/88        0.15%       0.06%       -3.31%         -1.49%     0.005842         0.09%          -1.34%
     09/30/88        1.74%       0.70%        4.24%          1.91%     0.006014         0.09%           2.69%
     10/31/88        1.36%       0.54%        2.73%          1.23%       0.0061         0.09%           1.86%
     11/30/88       -0.85%      -0.34%       -1.42%         -0.64%       0.0064         0.10%          -0.88%
     12/31/88        0.09%       0.04%        1.81%          0.81%       0.0067         0.10%           0.95%
     01/31/89        1.05%       0.42%        7.23%          3.25%       0.0069         0.10%           3.78%
     02/28/89       -0.42%      -0.17%       -2.49%         -1.12%        0.007         0.11%          -1.18%
     03/31/89        0.42%       0.17%        2.36%          1.06%       0.0073         0.11%           1.34%
     04/30/89        2.00%       0.80%        5.16%          2.32%       0.0072         0.11%           3.23%
     05/31/89        1.98%       0.79%        4.02%          1.81%       0.0067         0.10%           2.70%
     06/30/89        2.52%       1.01%       -0.54%         -0.24%       0.0068         0.10%           0.87%
     07/31/89        2.05%       0.82%        8.98%          4.04%       0.0066         0.10%           4.96%
     08/31/89       -1.29%      -0.52%        1.93%          0.87%       0.0064         0.10%           0.45%
     09/30/89        0.47%       0.19%       -0.39%         -0.18%       0.0064         0.10%           0.11%
     10/31/89        2.12%       0.85%       -2.33%         -1.05%       0.0063         0.09%          -0.11%
     11/30/89        0.95%       0.38%        2.08%          0.94%       0.0064         0.10%           1.41%
     12/31/89        0.28%       0.11%        2.36%          1.06%       0.0064         0.10%           1.27%
     01/31/90       -0.64%      -0.26%       -6.71%         -3.02%       0.0064         0.10%          -3.18%
     02/28/90        0.37%       0.15%        1.29%          0.58%       0.0064         0.10%           0.82%
     03/31/90        0.13%       0.05%        2.63%          1.18%       0.0065         0.10%           1.33%
     04/30/90       -0.35%      -0.14%       -2.47%         -1.11%       0.0065         0.10%          -1.15%
     05/31/90        2.20%       0.88%        9.75%          4.39%       0.0065         0.10%           5.37%
     06/30/90        1.34%       0.54%       -0.70%         -0.32%       0.0064         0.10%           0.32%
     07/31/90        1.39%       0.56%       -0.32%         -0.14%       0.0062         0.09%           0.51%
     08/31/90       -0.41%      -0.16%       -9.03%         -4.06%       0.0062         0.09%          -4.13%
     09/30/90        0.77%       0.31%       -4.92%         -2.21%        0.006         0.09%          -1.82%
     10/31/90        1.16%       0.46%       -0.37%         -0.17%        0.006         0.09%           0.39%
     11/30/90        1.52%       0.61%        6.44%          2.90%       0.0059         0.09%           3.59%
     12/31/90        1.37%       0.55%        2.74%          1.23%       0.0062         0.09%           1.87%
     01/31/91        1.02%       0.41%        4.42%          1.99%       0.0053         0.08%           2.48%
     02/28/91        0.80%       0.32%        7.16%          3.22%        0.005         0.08%           3.62%
     03/31/91        0.68%       0.27%        2.38%          1.07%       0.0049         0.07%           1.42%
     04/30/91        1.09%       0.44%        0.28%          0.13%       0.0047         0.07%           0.63%
     05/31/91        0.61%       0.24%        4.28%          1.93%       0.0046         0.07%           2.24%
     06/30/91        0.07%       0.03%       -4.57%         -2.06%       0.0047         0.07%          -1.96%
     07/31/91        1.12%       0.45%        4.68%          2.11%       0.0047         0.07%           2.62%
     08/31/91        1.91%       0.76%        2.35%          1.06%       0.0045         0.07%           1.89%
     09/30/91        1.72%       0.69%       -1.64%         -0.74%       0.0044         0.07%           0.02%
     10/31/91        1.14%       0.46%        1.34%          0.60%       0.0042         0.06%           1.12%
     11/30/91        1.15%       0.46%       -4.04%         -1.82%       0.0039         0.06%          -1.30%
     12/31/91        2.44%       0.98%       11.43%          5.14%     0.003466         0.05%           6.17%
     01/31/92       -0.91%      -0.36%       -1.86%         -0.84%     0.003225         0.05%          -1.15%
     02/28/92        0.39%       0.16%        1.28%          0.58%     0.003234         0.05%           0.78%
     03/31/92       -0.39%      -0.16%       -1.96%         -0.88%     0.003394         0.05%          -0.99%
     04/30/92        0.88%       0.35%        2.91%          1.31%     0.003193         0.05%           1.71%
     05/31/92        1.55%       0.62%        0.54%          0.24%     0.003073         0.05%           0.91%
     06/30/92        1.48%       0.59%       -1.45%         -0.65%     0.003105         0.05%          -0.01%
     07/31/92        1.99%       0.80%        4.03%          1.81%     0.002749         0.04%           2.65%
     08/31/92        1.00%       0.40%       -2.02%         -0.91%     0.002636         0.04%          -0.47%
     09/30/92        1.36%       0.54%        1.15%          0.52%     0.002401         0.04%           1.10%
     10/31/92       -1.30%      -0.52%        0.36%          0.16%     0.002385         0.04%          -0.32%
     11/30/92       -0.38%      -0.15%        3.37%          1.52%      0.00258         0.04%           1.40%
     12/31/92        1.34%       0.54%        1.31%          0.59%     0.002725         0.04%           1.17%
     01/31/93        1.94%       0.78%        0.73%          0.33%     0.002572         0.04%           1.14%
     02/28/93        1.58%       0.63%        1.35%          0.61%     0.002474         0.04%           1.28%
     03/31/93        0.40%       0.16%        2.15%          0.97%     0.002499         0.04%           1.16%
     04/30/93        0.80%       0.32%       -2.45%         -1.10%     0.002418         0.04%          -0.75%
     05/31/93       -0.22%      -0.09%        2.70%          1.22%     0.002482         0.04%           1.16%
     06/30/93        1.57%       0.63%        0.33%          0.15%     0.002604         0.04%           0.82%
     07/31/93        0.24%       0.10%       -0.47%         -0.21%     0.002564         0.04%          -0.08%
     08/31/93        1.59%       0.64%        3.81%          1.71%     0.002564         0.04%           2.39%
     09/30/93        0.41%       0.16%       -0.74%         -0.33%     0.002482         0.04%          -0.13%
     10/31/93        0.27%       0.11%        2.03%          0.91%     0.002547         0.04%           1.06%
     11/30/93       -0.56%      -0.22%       -0.94%         -0.42%      0.00262         0.04%          -0.61%
     12/31/93        0.46%       0.18%        1.23%          0.55%     0.002588         0.04%           0.78%
     01/31/94        1.11%       0.44%        3.35%          1.51%     0.002531         0.04%           1.99%
     02/28/94       -1.48%      -0.59%       -2.70%         -1.22%     0.002693         0.04%          -1.77%
     03/31/94       -1.65%      -0.66%       -4.35%         -1.96%     0.002952         0.04%          -2.57%
     04/30/94       -0.68%      -0.27%        1.30%          0.59%     0.003137         0.05%           0.36%
     05/31/94        0.07%       0.03%        1.63%          0.73%     0.003515         0.05%           0.81%
     06/30/94        0.01%       0.00%       -2.47%         -1.11%     0.003507         0.05%          -1.05%
     07/31/94        1.44%       0.58%        3.31%          1.49%     0.003675         0.06%           2.12%
     08/31/94        0.31%       0.12%        4.07%          1.83%     0.003763         0.06%           2.01%
     09/30/94       -0.92%      -0.37%       -2.41%         -1.08%     0.003883         0.06%          -1.39%
     10/31/94       -0.01%      -0.00%        2.29%          1.03%      0.00404         0.06%           1.09%
     11/30/94       -0.45%      -0.18%       -3.67%         -1.65%      0.00439         0.07%          -1.77%
     12/31/94        0.35%       0.14%        1.46%          0.66%       0.0047         0.07%           0.87%
     01/31/95        1.68%       0.67%        2.59%          1.17%       0.0046         0.07%           1.91%
     02/28/95        2.07%       0.83%        3.89%          1.75%       0.0044         0.07%           2.64%
     03/31/95        0.57%       0.23%        2.95%          1.33%       0.0049         0.07%           1.63%
     04/30/95        1.24%       0.50%        2.94%          1.32%       0.0048         0.07%           1.89%
     05/31/95        3.02%       1.21%        3.99%          1.80%       0.0049         0.07%           3.08%
     06/30/95        0.67%       0.27%        2.32%          1.04%       0.0047         0.07%           1.38%
     07/31/95        0.01%       0.00%        3.31%          1.49%       0.0048         0.07%           1.57%
     08/31/95        0.91%       0.36%        0.25%          0.11%       0.0046         0.07%           0.55%
     09/30/95        0.72%       0.29%        4.22%          1.90%       0.0043         0.06%           2.25%
     10/31/95        1.11%       0.44%       -0.36%         -0.16%       0.0046         0.07%           0.35%
     11/30/95        1.31%       0.52%        4.39%          1.98%       0.0044         0.07%           2.57%
     12/31/95        1.05%       0.42%        1.93%          0.87%       0.0046         0.07%           1.36%
     01/31/96        0.86%       0.34%        3.40%          1.53%       0.0045         0.07%           1.94%
     02/28/96       -1.17%      -0.47%        0.93%          0.42%       0.0041         0.06%           0.01%
     03/31/96       -0.51%      -0.20%        0.96%          0.43%       0.0042         0.06%           0.29%
     04/30/96       -0.35%      -0.14%        1.47%          0.66%       0.0041         0.06%           0.58%
     05/31/96       -0.08%      -0.03%        2.57%          1.16%       0.0043         0.06%           1.19%
     06/30/96        1.06%       0.42%        0.38%          0.17%       0.0042         0.06%           0.66%
     07/31/96        0.30%       0.12%       -4.42%         -1.99%       0.0043         0.06%          -1.80%
     08/31/96        0.08%       0.03%        2.11%          0.95%       0.0044         0.07%           1.05%
     09/30/96        1.39%       0.56%        5.62%          2.53%       0.0043         0.06%           3.15%
     10/31/96        1.77%       0.71%        2.76%          1.24%       0.0044         0.07%           2.02%
     11/30/96        1.32%       0.53%        7.57%          3.41%       0.0042         0.06%           4.00%
     12/31/96       -0.64%      -0.26%       -1.98%         -0.89%       0.0043         0.06%          -1.08%
     01/31/97        0.39%       0.16%        6.24%          2.81%       0.0043         0.06%           3.03%
     02/28/97        0.19%       0.08%        0.79%          0.36%       0.0039         0.06%           0.49%
     03/31/97       -0.69%      -0.28%       -4.10%         -1.85%       0.0044         0.07%          -2.06%
     04/30/97        1.18%       0.47%        5.96%          2.68%       0.0043         0.06%           3.22%

            Growth of $10,000 for Lehman                                Growth of $10,000 for MFS
             Brothers High-Yield Index                                     High Income A Shares

         Date      Quarter     Annual         Index               Date        Quarter      Annual        Index
                   Return      Return         Value                            Return      Return        Value

         Mar-87        7.08%                 $10,708              Mar-87         6.84%                  $10,684
         Jun-87       -1.54%                 $10,543              Jun-87        -1.16%                  $10,560
         Sep-87       -2.29%                 $10,302              Sep-87        -1.89%                  $10,360
         Dec-87        1.91%     4.98%       $10,498              Dec-87        -3.21%     0.28%        $10,028
         Mar-88        5.58%                 $11,084              Mar-88         5.40%                  $10,569
         Jun-88        2.38%                 $11,348              Jun-88         2.22%                  $10,804
         Sep-88        1.78%                 $11,550              Sep-88         2.87%                  $11,114
         Dec-88        2.29%    12.54%       $11,815              Dec-88         1.38%    12.36%        $11,268
         Mar-89        1.19%                 $11,955              Mar-89         2.29%                  $11,526
         Jun-89        3.64%                 $12,390              Jun-89         3.61%                  $11,942
         Sep-89       -1.47%                 $12,208              Sep-89        -2.10%                  $11,691
         Dec-89       -2.41%     0.84%       $11,914              Dec-89        -5.53%    -1.98%        $11,044
         Mar-90       -1.65%                 $11,717              Mar-90        -5.55%                  $10,431
         Jun-90        4.22%                 $12,212              Jun-90         3.29%                  $10,775
         Sep-90      -10.22%                 $10,964              Sep-90        -9.21%                   $9,782
         Dec-90       -1.75%    -9.59%       $10,772              Dec-90        -5.98%   -16.72%         $9,197
         Mar-91       20.70%                 $13,002              Mar-91        20.69%                  $11,100
         Jun-91        7.37%                 $13,960              Jun-91         9.95%                  $12,205
         Sep-91        7.04%                 $14,943              Sep-91         7.89%                  $13,168
         Dec-91        5.37%    46.17%       $15,745              Dec-91         3.99%    48.88%        $13,693
         Mar-92        7.39%                 $16,909              Mar-92         8.19%                  $14,814
         Jun-92        2.75%                 $17,374              Jun-92         2.77%                  $15,225
         Sep-92        3.89%                 $18,050              Sep-92         3.97%                  $15,829
         Dec-92        0.97%    15.75%       $18,225              Dec-92         1.25%    17.05%        $16,027
         Mar-93        6.07%                 $19,331              Mar-93         7.55%                  $17,237
         Jun-93        4.21%                 $20,145              Jun-93         4.58%                  $18,027
         Sep-93        2.06%                 $20,560              Sep-93         1.86%                  $18,362
         Dec-93        3.78%    17.08%       $21,337              Dec-93         4.21%    19.39%        $19,135
         Mar-94       -1.95%                 $20,921              Mar-94        -1.27%                  $18,892
         Jun-94       -0.32%                 $20,854              Jun-94        -2.27%                  $18,463
         Sep-94        1.58%                 $21,183              Sep-94         1.57%                  $18,753
         Dec-94       -0.29%    -1.01%       $21,122              Dec-94        -0.65%    -2.63%        $18,631
         Mar-95        5.97%                 $22,383              Mar-95         4.76%                  $19,518
         Jun-95        6.12%                 $23,753              Jun-95         5.08%                  $20,509
         Sep-95        2.82%                 $24,422              Sep-95         4.37%                  $21,406
         Dec-95        3.10%    19.21%       $25,180              Dec-95         1.96%    17.14%        $21,825
         Mar-96        1.77%                 $25,625              Mar-96         2.14%                  $22,292
         Jun-96        1.66%                 $26,051              Jun-96         1.83%                  $22,700
         Sep-96        3.99%                 $27,090              Sep-96         5.45%                  $23,937
         Dec-96        3.50%    11.35%       $28,038              Dec-96         2.63%    12.56%        $24,567

                           MFS Investment Management

                                 Disclosure Page
       Standardized Average Annual Total Returns for Period Ended 06/30/97
          Returns for periods of less than one year are nor annualized

                             Inception      Maximum                                                Since
Fund Name                      Date      Sales Charge       1 Year       5 Years      10Years    Inception
MFS High Income Fund A       02/17/78     4.75% Front        9.04%       10.22%        8.90%         -
MFS High Income Fund B       02/17/78     4.00% CDSC         9.69%       10.36%        9.10%         -
MFS High Income Fund C       02/17/78     1.00% CDSC        12.92%       10.74%        9.15%         -

This information has been prepared by Massachusetts Financial Services. Data and information provided by CDA/Wiesenberger.

This hypothetical illustration represents past performance and should not be considered indicative of future results. Principal value and investment return will fluctuate, so that an investor's shares/units when redeemed may be worth more or less than the original investment.

MFS High Income Fund Class B and Class C share performance includes the performance of the fund's Class A shares for periods prior to the commencement of offering of Class B shares on 9/27/93 and of Class C shares on 1/3/94. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC Performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g. Rule 12b-1 fees), which generally are lower for Class A shares.

The effects of taxes on this investment have not been reflected in the illustration.

The sales charge shown for MFS High Income Fund A in this illustration has been set manually and may not be consistent with the sales charge outlined in the prospectus. You should refer to a current prospectus for the fund for a complete list of fees and expenses.

This illustration includes a fund which invests in "High Yield" securities. These lower rated securities involve special additional risks due to the lower credit quality. You should be aware of the possible higher level of volatility and increased risk of default involved with these securities.

Performance results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See prospectus for details.

The "Average Annual Return on the Account" figure found on the fund table represents the overall growth rate realized on the investment taking into account all investments and withdrawals, as well as the assumed sales charge and taxes (if included). While it is a useful measure of the results of a hypothetical investment, it should not be used to determine whether a fund has performed well or poorly. For comparative purposes, please refer to the Standardized Average Annual Total Returns listed above.

The Standardized Average Annual Total Return figures shown above are calculated using the formula in form N-1A as mandated by the Securities and Exchange Commission. Class A results include the maximum initial sales charge Class B results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. For funds with Class C shares: Class C shares have no initial charge but, along with Class B shares, have higher annual fees and expenses than Class A shares as of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. See prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. The figures assume a one-time lump sum investment and do not include the effect of taxation.

This illustration, including any accompanying reports and graphs, must be preceded or accompanied by the fund's current prospectus. The prospectus contains full details on fees and expenses and should be read carefully before investing.

Inception date is the commencement of investment operations of the share class(es) noted.

The information in this illustration has been obtained from public sources believed to be reliable, however, CDA/Wiesenberger does not guarantee the accuracy or completeness thereof.

                             MFS High Income Fund A

MFS High Income Fund: $10,000 initial investment on 01/01/87 which was subject to a sales charge of 0.00%.


               Prepared by:  Massachusetts Financial Services
                             500 Roylston Street


           Reinvest                     Tax Rates
     Income       CapGains       Income        CapGains        Load Fee       Redemp Fee       12b-1 Fee
       Yes           Yes          0.00%          0.00%           0.00%         Schedule          0.35%


                     Cash Inflows and Outflows                                     Holdings
Period                               Dividends                                                       MktVal
End        InvestWithdrawal   Income  CapGains Reinvest  Taxes Due  Market Value    Shares      NAV   % Chg
01/01/87   10,000         0        0         0        0          0        10,000     1,445     6.92    0.00
03/31/87        0         0      315         0      315          0        10,684     1,490     7.17    6.84
06/30/87        0         0      325         0      325          0        10,560     1,537     6.87   -1.16
09/30/87        0         0      336         0      336          0        10,361     1,587     6.53   -1.89
12/31/87        0         0      485         0      485          0        10,029     1,666     6.02   -3.21
03/31/88        0         0      205        83      288          0        10,570     1,713     6.17    5.40
06/30/88       0          0      317         0      317          0        10,804     1,765     6.12    2.22
09/30/88        0         0      326         0      326          0        11,115     1,819     6.11    2.87
12/30/88        0         0      488         0      488          0        11,269     1,900     5.93    1.38
03/31/89        0         0      241         0      241          0        11,527     1,941     5.94    2.29
06/30/89        0         0      371         0      371          0        11,943     2,004     5.96    3.61
09/29/89        0         0      383         0      383          0        11,692     2,069     5.65   -2.10
12/29/89        0         0      531         0      531          0        11,045     2,170     5.09   -5.53
03/30/90        0         0      275         0      275          0        10,432     2,229     4.68   -5.55
06/29/90        0         0      427         0      427          0        10,775     2,322     4.64    3.29
09/28/90        0         0      421         0      421          0         9,782     2,415     4.05   -9.21
12/31/90        0         0      523         0      523          0         9,197     2,555     3.60   -5.98
03/29/91        0         0      268         0      268          0        11,100     2,624     4.23   20.69
06/28/91        0         0      409         0      409          0        12,205     2,718     4.49    9.95
09/30/91        0         0      407         0      407          0        13,169     2,808     4.69    7.89
12/31/91        0         0      527         0      527          0        13,694     2,920     4.69    3.99
03/31/92        0         0      270         0      270          0        14,816     2,975     4.98    8.19
06/30/92        0         0      405         0      405          0        15,225     3,057     4.98    2.77
09/30/92        0         0      413         0      413          0        15,829     3,141     5.04    3.97
12/31/92        0         0      544         0      544          0        16,028     3,251     4.93    1.25
03/31/93        0         0      261         0      261          0        17,238     3,302     5.22    7.55
06/30/93        0         0      383         0      383          0        18,028     3,376     5.34    4.58
09/30/93        0         0      505         0      505          0        18,363     3,471     5.29    1.86
12/31/93        0         0      390         0      390          0        19,137     3,544     5.40    4.21

This table is not complete unless accompanied by the disclosure page.

                     Cash Inflows and Outflows                                     Holdings
Period                               Dividends                                                       MktVal
End        Invest   Withdrawal Income  CapGains Reinvest  Taxes Due  Market Value    Shares      NAV   % Chg
03/31/94        0         0      407         0      407          0        18,893     3,619    5.22    -1.27
06/30/94        0         0      407         0      407          0        18,464     3,700    4.99    -2.27
09/30/94        0         0      403         0      403          0        18,755     3,781    4.96     1.57
12/30/94        0         0      411         0      411          0        18,634     3,866    4.82    -0.65
03/31/95        0         0      421         0      421          0        19,521     3,952    4.94     4.76
06/30/95        0         0      438         0      438          0        20,512     4,038    5 08     5.08
09/29/95        0         0      451         0      451          0        21,410     4,125    5.19     4.37
12/29/95        0         0      461         0      461          0        21,830     4,214    5 18     1.96
03/29/96        0         0      471         0      471          0        22,297     4,304    5.18     2.14
06/28/96        0         0      496         0      496          0        22,706     4,400    5.16     1.83
09/30/96        0         0      524         0      524          0        23,942     4,500    5.32     5.45
12/31/96        0         0      537         0      537          0        24,571     4,601    5.34     2.63

Total:     10,000         0   16,177        83   16,261          0

                                           Mkt Val         Shares
 Ending Amount Attributable to Principal:     7,717         1,445
                                  Income:    16,781         3,143
                            Capital Gain:        73            14
                     Total Ending Amount:    24,571         4,601
    Average Annual Return on the Account:     9.41%
        Cumulative Return on the Account:   145.71%


This table is not complete unless accompanied by the disclosure page.

            CAPITAL APPRECIATION STOCK FUND CASH INFLOWS AND OUTFLOWS

                                                DIVIDENDS

             INVEST    WITHDRAW     INCOME    CAPGAINS   REINVEST      TAXES DUE
             ------    --------     ------    --------   --------      ----- ---
 01/01/94   $10,000       $0          $0         $0            $0          $0
 03/31/94      0           0          0           0            0           0
 06/30/94      0           0          32          0            32          0
 09/30/94      0           0          26          0            26          0
 12/31/94      0           0          61         452          513          0
 03/31/95      0           0          3          11            15          0
 06/30/95      0           0          38          0            38          0
 09/30/95      0           0          36          0            36          0
 12/31/95      0           0          88         367          455          0
 03/31/96      0           0          2           0            2           0
 06/30/96      0           0          30          0            30          0
 09/30/96      0           0          29          0            29          0
 12/31/96      0           0          52         537          590          0
               -           -          --         ---          ---          -

TOTAL    $10,000          $0        $398      $1,367       $1,766         $0


                            HOLDINGS
         Market                                            MKT VAL
          Value        Shares           NAV                % CHG
        $10,000         1,000         $10.00                0.00%
          9,944         1,000           9.94               -0.55%
         10,082         1,003          10.05                1.40%
         10,678         1,006          10.62                5.90%
         10,544         1,057           9.97               -1.26%
         11,611         1,059          10.97               10.12%
         12,314         1,062          11.59                6.04%
         13,172         1,065          12.37                6.97%
         13,785         1,102          12.51                4.66%
         14,982         1,102          13.60                8.68%
         15,144         1,104          13.72                1.08%
         15,212         1,106          13.75                0.44%
        $16,741         1,147         $14.60               10.06%


                                                     Mkt Val          Shares
 Ending Amount Attributable to Principal:            $14,597           1,000
                                  Income:               $483              33
                            Capital Gain:             $1,661             114
                     Total Ending Amount:            $16,741           1,147
    Average Annual Return on the Account:             18.74%
        Cumulative Return on the Account:             67.41%

Ending Investment Values for Balanced Fund

              10 year      5 year        1 year       Current Year
              12-31-86     12-31-91      12-31-95     12-31-96

              10,000       16,993        24,390       27,024


AVG. ANNUAL TOTAL RETURN
1 YEAR:       10.80%

5 YEAR:       9.72%
(12-31-1991)

10 YEAR:      10.45%
(12-31-1986)

Average annual total return = ((((X-Y)/Y) +1)^(1/n))-1

Where:
X = Ending redeemable value
Y = Redeemable value for at 1, 5 or 10 year period n = Time elapsed (number of years)

                                  EXHIBIT (18)

                              MEMBERS Mutual Funds
                       Plan for Multiple Classes of Shares

A. MEMBERS Mutual Funds (the "Trust") is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Act"). The Trust is organized as a business trust pursuant to the laws of the state of Delaware.

B. The Fund's Declaration of Trust authorizes the Trust to issue multiple series of shares of beneficial interest, each of which represents a fractional undivided interest in a separate investment portfolio (a "Fund"). The Declaration of Trust also authorizes the Trust to divide each series of shares into multiple classes. Initially, the Trust will designate and issue two classes of capital shares: Class A shares and Class B shares. As described in more detail below: Class A shares are subject to a front-end sales charge, an asset-based shareholder service fee, and on purchases of over $1,000,000, a contingent deferred sales charge ("CDSC"); and, Class B shares are subject to an asset-based distribution fee, an asset-based shareholder service fee, and a CDSC.

C. Each Class B share will automatically convert to a Class A share on the "Conversion Date" occurring on the first business day of the 85th month of the issuance of that Class B share.

D. This Plan for Multiple Classes of Shares (the "Plan") is a plan as contemplated by Rule 18f-3(d) under the Act.

E. The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Act), have approved and adopted the Plan for each Fund and determined that the Plan is or will be: (i) in the best interests of the holders of Class A shares of each series; (ii) in the best interests of holders of Class B shares of each series; and (iii) in the best interests of the Trust as a whole.

F. The Plan will remain in effect until such time as the Board of Trustees terminates the Plan or makes a material change to the Plan. Any material change to the Plan must be approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, as being in the best interests of each series and class of shares to which such change would apply and the Trust as a whole.

                                    SECTION I
                Class Distribution Fees and Shareholder Services

         1.1 Class A Shares. Class A shares are sold through CUNA Brokerage Services, Inc. ("CBS"), or other registered broker-dealers authorized by CBS, that take a front-end sales charge or load calculated as a percentage of the offering price at the time of purchase. The following table indicates the charge:

                              Cash Reserves Fund
                                Balanced Fund
                            Growth and Income Fund
                          Capital Appreciation Fund                Bond Fund
     Purchase Payment      International Stock Fund            High Income Fund

-------------------------------------------------------------------------------

                                            (As a % of Purchase Payment)

      Under $50,000                  5.3%                            4.3%

    $50,000 to $99,999               4.3%                            3.8%

   $100,000 to $249,999              3.3%                            3.3%

   $250,000 to $499,999              2.3%                            2.3%

   $500,000 to $999,999              1.9%                            1.9%

  $1,000,000 and over(1)             None                            None


     (1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A shares of over $1,000,000. The CDSC will be calculated as described below relating to the CDSC for Class B shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

         Class A shares also support an asset-based shareholder service fee equal to 0.25% of the average daily net assets of each Fund other than the Cash Reserves Fund attributable to Class A shares on an annual basis (This charge is more fully described in the distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Act.)

         Class A shares may be offered without front-end sales charges to various individuals and institutions including:

     Trustees/directors, officers and employees of the Trust, the Trust's investment adviser, CIMCO Inc., or the Trust's principal underwriter, CBS. Registered representatives of CBS.
     Certain credit union system-affiliated institutional investors.
     Financial representatives utilizing fund shares in fee-based managed accounts under agreement with the Trust (wrap fee investors).

         There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule

      Rights of Accumulation - by adding the value of any Class A shares already owned to the amount of the next purchase of Class A shares for purposes of calculating the sales charge.
      Group Purchases - by purchasing Class A shares with others in a group (as defined in the Statement of Additional Information of the Trust) for purposes of calculating the sales charge.
      Letter of Intention - by purchasing Class A shares of a Fund over a 13-month period and receiving the same sales charge as if all shares had been purchased at once.
      Rights of Combination - by combining Class A shares of multiple Funds for purposes of calculating the sales charge.

         In addition, Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      Shares purchased by the reinvestment of dividends or other distributions reinvested from one of the Funds or which are exchanged from one Fund to another.

      Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:
         -  waiver must be requested when order is placed,
         - shares of the other mutual fund must have been redeemed within the past 60 days,
         - if shares of the other mutual fund were a lump sum purchase, they must have been purchased within the past three years.
         - if shares of the other mutual fund were a systematic investment program purchase, they must have been purchased within the past five years.
         -  CBS may require evidence of qualification for this waiver.

         1.2 Class B Shares. Class B shares are sold through CBS, or other registered broker-dealers authorized by CBS, at their net asset value without the imposition of a sales charges at the time of purchase, but are subject to a CDSC at the time of redemption (as explained in more detail below). Class B shares also support: (1) an asset-based distribution fee (as provided for by a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Act) equal to 0.75% of the average daily net assets of the Trust attributable to Class B shares on an annual basis, and (2) an asset-based shareholder service fee equal to 0.25% of the average daily net assets of the Trust attributable to Class B shares on an annual basis. The imposition of the CDSC and asset-based fees must, however, remain consistent with the requirements of the National Association of Securities Dealers, Inc. ("NASD")'s Conduct Rules.

         At redemption, the amount of a CDSC, if any, charged to a holder of Class B shares depends upon the number of months or years that have elapsed since the holder purchased the shares. The amount of the CDSC is determined by multiplying the CDSC percentage charge shown in the following table by the lesser of: (1) the net asset value of the redeemed shares at the time of purchase, or (2) the net asset value of the redeemed shares at the time of redemption. The CDSC is deducted from the redemption proceeds otherwise payable to the shareholder.

Years After Purchase      1       2       3       4      5       6
--------------------------------------------------------------------------

CDSC                     4.5%   4.0%     3.5%   3.0%    2.0%    None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

         In determining whether a CDSC is payable, the Trust will comply with the provisions of Rule 6c-10 under the Act as currently adopted. Under Rule 6c-10, no CDSC is imposed with respect to: (1) the portion of redemption proceeds attributable to the increase in the value of an account above the net cost of the investment due to increases in the net asset value per share of Class B shares; (2) shares of Class B shares acquired through reinvestment of income dividends or capital gain distributions; or (3) shares of Class B shares held for more than five years after purchase.

         1.3 Overall Limits. Notwithstanding the foregoing, the aggregate amounts of any front-end sales charge, any asset-based distribution plan fee and any CDSC imposed by the Trust must comply with the requirements of Section 2830 of the NASD Conduct Rules, as amended from time to time, and any other rules or regulations promulgated by the NASD applicable to mutual fund distribution and service fees.

                                   SECTION II
                             Allocation of Expenses

         2.1 Class Distinctions. Class A shares and Class B shares each represent interests in the same series of the Trust. Both classes of shares are identical in all respects except that: (1) Class B shares may be subject to a distinct distribution fee (as described above); (2) each class will bear different Class Expenses (as defined below); (3) each class will have exclusive voting rights with respect to matters that exclusively affect that class (such as approval of any distribution plan for Class B shares); and (4) each class will bear a different name or designation.

         2.2 Class Expenses. The Fund's Board of Trustees, acting in its sole discretion, has determined that those expenses attributable to the shares of a particular class ("Class Expenses") will be borne solely by the class to which they are attributable. For example, the asset-based distribution plan fees and the asset-based shareholder service fees of Class B shares, are Class Expenses of Class B shares. Class Expenses also include the following as they each relate to a particular class of shares: (1) transfer agency fees; (2) expenses related to preparing, printing, mailing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders; (3) state and federal registration fees; (4) extraordinary expenses such as litigation expenses; (5) trustees' fees and expenses incurred as a result of issues relating solely to a particular class; (6) accounting, audit and tax expenses;
(7) the expenses of administrative personnel and services required to support the shareholders; and (8) fees and other payments made to entities performing services, including account maintenance, dividend, disbursing or subaccounting services or administration of a dividend reinvestment or systematic investment or withdrawal plan. However, to the extent that allocation of expenses to a particular share class is not practical or would not significantly differ from a pro-rata allocation, such expenses will be allocated as provided in Section 3.1.

                                   SECTION III
                     Allocation of Trust Income and Expenses

         3.1 Allocation of Income and Expenses. All income earned and expenses incurred by the Trust and not allocable to a particular share class are borne on a pro-rata basis by each outstanding share of each class based on the value of the net assets of the Trust attributable to that class as represented by the daily net asset value of shares of that class. On a daily basis, the total interest, dividends or other income accrued and common expenses incurred are multiplied by the ratio of the Fund's net assets attributable to each class to determine the income and expenses attributable to that class for the day. Expenses properly attributable to each class are recorded separately and charges to that class. Net income for each class is then determined for the day and segregated on the Fund's general ledger. Because of the distribution fee and other Class Expenses borne by Class B shares, the net income attributable to and the dividends payable on Class B shares are anticipated to be lower (although it may be higher) than that of the Class A shares. Dividends, however, are declared and paid on both classes of shares on the same days and at the same times.

                                   SECTION IV
                                   Conversions

         4.1 Conversions. Class B shares contain a conversion feature. On the Conversation Date occurring after the 85th month of the issuance of a share of Class B shares, the share automatically converts into a Class A share on the basis of the relative net asset values of the two Classes, without the imposition of any sales charge, fee, or other charge upon the conversion. After conversion, the converted shares are not subject to any Class B distribution plan fees or CDSC.

         All Class B shares in a shareholder's account that are purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares (and which have not converted to Class A shares) are considered to be held in a separate subaccount. Each time any Class B shares in the shareholder's account are converted to Class A shares, a pro-rata portion of the Class B shares then in the subaccount are also converted to Class A shares. The portion converting is determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

                                    SECTION V
                                   Redemptions

         5.1 Redemptions. Redemption requests placed by holders of shares of both Class A and Class B shares are satisfied first by redeeming the holder's Class A shares, unless the holder has made a specific election to redeem Class B shares. Class B shares will be redeemed with the most aged shares being redeemed first.

                                   SECTION VI
                                   Amendments

         6.1 Amendments. This Plan may not be amended to change any material provision unless such amendment is approved by the vote of the majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, based on their finding that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SECTION VII
                                  Recordkeeping

         7.1 Recordkeeping. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of this Plan or agreement, the first two years in an easily accessible place.


         IN WITNESS WHEREOF, the Trust has executed this Plan for Multiple Classes of Shares on the day and year set forth below.


Dated:  09/22/97

                                       MEMBERS Mutual Funds

                                       By:  Lawrence R. Halverson
                                            Lawrence R. Halverson, President
Attest:

Deborah K. Thompson